Preliminary Filing

FRONTIER FUNDS, INC.

Frontier Timpani Small Cap Growth Fund
Frontier Phocas Small Cap Value Fund
Frontier MFG Core Infrastructure Fund
Frontier MFG Global Equity Fund
Frontier MFG Global Plus Fund
Frontier MFG Select Infrastructure Fund
(collectively, the “Funds”)

July [   ], 2018

Dear Shareholder:

We are writing to inform you of the upcoming special meeting of shareholders of Frontier Funds, Inc. (the “Company”) to vote on important proposals affecting the Funds.  We are asking shareholders of Frontier Phocas Small Cap Value Fund, Frontier MFG Core Infrastructure Fund, Frontier MFG Global Equity Fund, Frontier MFG Global Plus Fund and Frontier MFG Select Infrastructure Fund (collectively, the “Subadvised Funds”) to:

(1)                                 Approve a new investment advisory agreement between the Company and Frontegra Asset Management, Inc. (“Frontegra”), the investment adviser to these Funds; and

(2)                                 Approve a new subadvisory agreement between Frontegra and the applicable subadviser.

Additionally, we are asking shareholders of all of the Funds to:

(3)                                 Elect four directors to the Board of Directors of the Company (the “Board”), all of whom are currently serving as directors of the Company.

As discussed in more detail in the enclosed Proxy Statement, the investment advisory agreement between the Company and Frontegra will terminate later this year due to a change of control of Frontegra.  A majority-owned subsidiary of Magellan Financial Group Limited (“MFG”) will acquire 100% of the equity interests of Frontegra in accordance with the terms of certain purchase and sale agreements relating to Frontegra and affiliated companies owned or previously owned by William D. Forsyth III.  The purchase of Frontegra will constitute an “assignment” of the investment advisory agreement between the Company and Frontegra within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).  An investment advisory agreement automatically terminates upon its “assignment” under the applicable provisions of the 1940 Act.  Additionally, the change of control will result in the termination of the subadvisory agreements between Frontegra and each subadviser to the Subadvised Funds.

The Board approved a new advisory agreement and a new subadvisory agreement for each Subadvised Fund on May 22, 2018.  The new agreements will become effective upon closing of the purchase of Frontegra, subject to approval by shareholders.  The advisory and subadvisory services to be provided under the proposed new advisory and subadvisory agreements are substantially similar to the services provided under the prior agreements.  The new agreements have been updated to incorporate various regulatory and business terms and to add more specificity about certain services provided by Frontegra and the subadvisers.  In addition, the subadvisory fee structure with respect to the Funds that are subadvised by Magellan Asset Management Limited doing business as MFG Asset Management (“MFG Asset Management”) has been changed.  The subadvisory fees payable by Frontegra to MFG Asset Management will increase in light of the fact that MFG Asset Management will have certain additional responsibilities under the agreement and that MFG Asset Management’s parent company, MFG, will become the majority owner of Frontegra’s parent company and, as a result, implement new inter-company expense arrangements.  However, fees paid by shareholders of the Subadvised Funds and the level of services provided to the Subadvised Funds will not change.

The question and answer section that follows discusses the proposals that require shareholder approval.  The Proxy Statement itself provides greater detail about the proposals.  The Board recommends that you read the enclosed materials carefully and vote in favor of each proposal.

You may choose one of the following options to authorize a proxy to vote your shares, which is commonly known as proxy voting, or to vote in person at the meeting:

•                  Mail:  Complete and return the enclosed proxy card(s).

•                  Internet:  Access the website shown on your proxy card(s) and follow the online instructions.

•                  Telephone (automated service):  Call the toll-free number shown on your proxy card(s) and follow the recorded instructions.

•                  In person:  Attend the special shareholder meeting on August 30, 2018.

Your vote is very important to us.  Whichever method you choose, please be sure to cast your vote as soon as possible.  Even if you plan to attend the special meeting of shareholders, you can vote in advance using one of the other methods.

Thank you for your response and for your continued investment in the Funds.

Sincerely,

William D. Forsyth III
President of Frontier Funds, Inc.

Questions and Answers

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matters affecting the Funds that require shareholder vote.

Q.                                   Why am I receiving this Proxy Statement?

A.                                    William D. Forsyth III, the sole shareholder of Frontegra, entered into an agreement with MFG to sell to a majority-owned subsidiary of MFG 100% of the equity interests of Frontegra pursuant to the terms and conditions set forth in a purchase and sale agreement, subject to regulatory approvals and other customary closing conditions.  Mr. Forsyth had previously sold his ownership interests in two affiliated companies of Frontegra to the same subsidiary of MFG.  In connection with these transactions, Mr. Forsyth was named Executive Chairman of MFG Asset Management’s business in North America and will retain day-to-day management responsibility for the operations of Frontegra and its affiliates.

The purchase of Frontegra will result in a change of control of Frontegra and, therefore, will constitute an “assignment” of the existing investment advisory agreement between Frontegra and the Company, on behalf of the Subadvised Funds, within the meaning of the 1940 Act.  An investment advisory agreement automatically terminates upon its “assignment” under the applicable provisions of the 1940 Act.  Additionally, the transaction will result in the termination of the existing subadvisory agreements between Frontegra and Phocas Financial Corporation for subadvisory services to Frontier Phocas Small Cap Value Fund and MFG Asset Management for subadvisory services to Frontier MFG Core Infrastructure Fund, Frontier MFG Global Equity Fund, Frontier MFG Global Plus Fund and Frontier MFG Select Infrastructure Fund (together with the Frontier Phocas Small Cap Value Fund, the “Subadvised Funds”).

Accordingly, we are asking shareholders of each Subadvised Fund to approve a new advisory agreement and a new subadvisory agreement for their Subadvised Fund.  If shareholder approval is obtained, the new advisory and subadvisory agreements will become effective upon the closing of the purchase of Frontegra, which is expected to occur in the third quarter of 2018.

Q.                                   How does the assignment affect the Subadvised Funds?

A.                                    The Subadvised Funds and their respective investment objectives and policies have not changed.  You will still own the same number of shares in the same Subadvised Funds.  The advisory and subadvisory services to be provided under the new advisory and subadvisory agreements are substantially similar to the prior agreements.  The fees paid by shareholders of the Subadvised Funds will not change and the level of services provided to the Subadvised Funds will not be reduced.  Each Subadvised Fund’s current portfolio manager(s) are expected to continue to manage their Subadvised Fund following the change of control of Frontegra.

Q.                                   Will the investment advisory and subadvisory fee rates be the same upon approval of the New Agreements?

A.                                    The investment advisory rate applicable to each Subadvised Fund under the new investment advisory agreement will be the same as the rate in effect prior to the assignment.  The Frontier Phocas Small Cap Value Fund’s advisory fee was previously reduced, effective July 1, 2018.  The subadvisory fee rates applicable to the Frontier MFG Core Infrastructure Fund, Frontier MFG Global Equity Fund and Frontier MFG Global Plus Fund at such Funds’ current asset levels will increase upon the effectiveness of the new subadvisory agreement between Frontegra and MFG Asset Management, which will have no impact on the shareholders of such Funds because Frontegra pays the subadvisory fee with respect to all of the Subadvised Funds.  The subadvisory fee rates applicable to the Frontier MFG Select Infrastructure Fund and the Frontier Phocas Small Cap Value Fund will be the same as the rates in effect prior to the assignment.  Additionally, all subadvisory fees will continue to be paid by Frontegra and not by any Subadvised Fund.

Q.                                   Why am I being asked to elect Directors?

A.                                    The Board has recommended that shareholders of all of the portfolios of the Company elect the current directors to the Board because they have served in these capacities for many years and therefore are familiar with Frontegra, each subadviser and with the management and operation of the Frontier family of funds.  In addition, shareholder election of the entire Board will ensure that the Company continues to satisfy the 1940 Act in this regard.

Q.                                   How does the Board recommend that I vote?

A.                                    After careful consideration, the members of the Board, the majority of whom are not “interested persons” of the Company as defined in the 1940 Act, recommend that you vote FOR the new advisory and subadvisory agreements and FOR each of the directors.  The reasons for their recommendations are discussed in more detail in the enclosed Proxy Statement.

Q.                                   Will the Fund pay for the proxy solicitation and related legal costs?

A.                                    No.  Frontegra has agreed to bear 100% of these costs, subject to reimbursement of a portion of these costs by MFG or an affiliate if the transaction is not consummated.

Q.                                   How can I authorize a proxy or vote my shares?

A.                                    You may choose from one of the following options, as described in more detail on the proxy card(s):

•                  By mail, using the enclosed proxy card(s) and return envelope;

•                  By telephone, using the toll-free number on your proxy card(s);

•                  Through the Internet, using the website address on your proxy card(s); or

•                  In person at the shareholder meeting.

Preliminary Filing

IMPORTANT INFORMATION FOR SHAREHOLDERS

FRONTIER FUNDS, INC.

Frontier Timpani Small Cap Growth Fund
Frontier Phocas Small Cap Value Fund
Frontier MFG Core Infrastructure Fund
Frontier MFG Global Equity Fund
Frontier MFG Global Plus Fund
Frontier MFG Select Infrastructure Fund
(collectively, the “Funds”)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of Frontier Funds, Inc. (the “Company”) will be held at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062 on August 30, 2018, at 10:00 a.m., local time, for the following purposes (each, a “Proposal”):

1.                                      To elect four current directors, David L. Heald, Steven K. Norgaard, James M. Snyder and William D. Forsyth III, to the Board of Directors to serve until their successors are duly elected and qualified;

2.                                      For the shareholders of the Frontier Phocas Small Cap Value Fund, Frontier MFG Core Infrastructure Fund, Frontier MFG Global Equity Fund, Frontier MFG Global Plus Fund, and Frontier MFG Select Infrastructure Fund (each, a “Subadvised Fund”), to approve a new investment advisory agreement between the Company, on behalf of each Subadvised Fund, and Frontegra Asset Management, Inc. (“Frontegra”), the investment adviser to each Subadvised Fund;

3.                                      For shareholders of the Frontier Phocas Small Cap Value Fund, to approve a new subadvisory agreement between Frontegra and Phocas Financial Corporation; and

4.                                      For shareholders of the Frontier MFG Core Infrastructure Fund, Frontier MFG Global Equity Fund, Frontier MFG Global Plus Fund and Frontier MFG Select Infrastructure Fund, to approve a new subadvisory agreement between Frontegra and Magellan Asset Management Limited doing business as MFG Asset Management.

The Board of Directors of the Company recommends that shareholders vote FOR the election of each of the director nominees and FOR each of the other Proposals.

Holders of record of shares of each Fund at the close of business on July 6, 2018 are entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof.  Shareholders are entitled to one vote for each share held and each fractional share is entitled to a proportionate fractional vote.  The persons named as proxies will vote in their discretion on any procedural matter that may properly come before the Meeting or any adjournments or postponements thereof.

By Order of the Board of Directors,

William D. Forsyth III
Secretary of Frontier Funds, Inc.

Northbrook, Illinois
July [ ], 2018

IMPORTANT— WE NEED YOUR PROXY VOTE IMMEDIATELY

A shareholder may think that his or her vote is not important, but it is vital for the Company’s continued operation.  We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope that requires no postage if mailed in the United States (or to take advantage of the telephonic or internet voting procedures described on the proxy card).  Your prompt return of the enclosed proxy card (or your authorization of a proxy by other available means) may save the necessity of further solicitations.  If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

Preliminary Filing

July [    ], 2018

FRONTIER FUNDS, INC.

Frontier Timpani Small Cap Growth Fund
Frontier Phocas Small Cap Value Fund
Frontier MFG Core Infrastructure Fund
Frontier MFG Global Equity Fund
Frontier MFG Global Plus Fund
Frontier MFG Select Infrastructure Fund
(collectively, the “Funds”)

400 Skokie Boulevard, Suite 500
Northbrook, Illinois  60062

PROXY STATEMENT

This Proxy Statement is solicited by the Board of Directors (the “Board”) of Frontier Funds, Inc. (the “Company”) for voting at a Special Meeting of Shareholders (the “Meeting”) to be held on August 30, 2018, at 10:00 a.m., local time, at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062.  The Company is an open-end management investment company, organized as a Maryland corporation.  As used in this Proxy Statement, each Fund’s shares are referred to as “Shares.”

A list of the proposals described in this Proxy Statement and the Fund(s) to which each applies is described below:

	Proposal	Fund(s) to which Proposal Applies

1.	To elect four current Directors, David L. Heald, Steven K. Norgaard, James M. Snyder and William D. Forsyth III, to the Board to serve until their successors are duly elected and qualify.	All Funds, voting together

2.

To approve a new investment advisory agreement between the Company, on behalf of the Frontier Phocas Small Cap Value Fund, Frontier MFG Core Infrastructure Fund, Frontier MFG Global Equity Fund, Frontier MFG Global Plus Fund and Frontier MFG Select Infrastructure Fund (the “Subadvised Funds”), and Frontegra Asset Management, Inc. (“Frontegra”), the investment adviser to the Subadvised Funds.

Frontier Phocas Small Cap Value Fund, Frontier MFG Core Infrastructure Fund, Frontier MFG Global Equity Fund,
Frontier MFG Global Plus Fund and
Frontier MFG Select Infrastructure Fund, voting separately

3.	To approve a new subadvisory agreement between Frontegra and Phocas Financial Corporation.	Frontier Phocas Small Cap Value Fund

	Proposal	Fund(s) to which Proposal Applies

4.	To approve a new subadvisory agreement between Frontegra and Magellan Asset Management Limited doing business as MFG Asset Management (“MFG Asset Management’).	Frontier MFG Core Infrastructure Fund, Frontier MFG Global Equity Fund, Frontier MFG Global Plus Fund and Frontier MFG Select Infrastructure Fund, voting separately

This Proxy Statement and the enclosed proxy card are expected to be distributed to shareholders on or about July [  ], 2018, or as soon as practicable thereafter.

The solicitation of proxies will occur principally by mail, but proxies may also be solicited by telephone, e-mail or other electronic means, facsimile or personal interview.  If instructions are recorded by telephone, the person soliciting the proxies will use procedures designed to authenticate shareholders’ identities to allow shareholders to authorize the voting of their Shares in accordance with their instructions, and to confirm that a shareholder’s instructions have been properly recorded.

The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or other electronic means, will be paid by Frontegra, subject to reimbursement of 50% of the costs by MFG or an affiliate if the purchase of Frontegra is not consummated.  In addition to the solicitation by mail, certain officers and representatives of the Company, officers and employees of Frontegra, Timpani Capital Management LLC and subadvisers who will receive no extra compensation for their services, may solicit proxies by telephone, the Internet, facsimile, letter or other electronic means. AST Fund Solutions has been retained as proxy tabulator.  AST Fund Solutions may also be retained to provide proxy solicitation services and will receive compensation for such services by Frontegra.

A proxy is enclosed with respect to the Shares you own in each Fund.  If you return a properly executed proxy, the Shares represented by it will be voted at the Meeting in accordance with the instructions thereon.  Each full Share is entitled to one vote and each fractional Share is entitled to a proportionate fractional vote.  If you do not expect to be present at the Meeting and wish your Shares to be voted, please complete the enclosed proxy card and mail it in the enclosed reply envelope, or vote by telephone or the Internet as described on the proxy card.

Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation, by the execution of a later-dated proxy, or by attending the Meeting and voting in person.

If you need additional copies of this Proxy Statement, please contact the Company at 1-888-825-2100 or in writing at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois, 60062.  Additional copies of this Proxy Statement will be delivered to you promptly upon request.

For a free copy of the Company’s annual report for the fiscal year ended June 30, 2017, write to the Company at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois, 60062 or call 1-888-825-2100.

Important Notice Regarding the Internet Availability of Proxy Materials for the Shareholder Meeting to be held on August 30, 2018:

The Letter to Shareholders, Notice of Meeting and Proxy Statement are available at                      .com.

BACKGROUND TO PROPOSALS

The Transaction

On February 5, 2018, William D. Forsyth III, the sole shareholder of Frontegra and its affiliate, Frontier Partners, Inc. (“Frontier”) and the sole member of Frontegra Strategies, LLC (the “Distributor”), the Funds’ distributor, entered into purchase and sale agreements with Frontier North America Holdings Inc. (“FNAH”), a majority-owned subsidiary of Magellan Financial Group Limited (“MFG”) and an affiliate of MFG Asset Management, to sell 100% of the equity interests of Frontegra, Frontier and the Distributor (collectively, the “Frontier Companies”) to FNAH, pursuant to the terms and conditions set forth in the agreements.  At the same time and in connection with such agreements, Mr. Forsyth entered into (1) an employment agreement with another subsidiary of MFG pursuant to which he was named Executive Chairman of MFG Asset Management’s operations in North America, (2) a subscription agreement with FNAH pursuant to which he became a minority shareholder in FNAH, and (3) a shareholders’ agreement with FNAH and MFG.  The shareholders’ agreement also sets out the management, governance and ownership arrangements of FNAH and its subsidiaries following the transactions.  Mr. Forsyth will continue to serve as President of the Frontier Companies following the closing of the transactions and will retain an indirect ownership stake in each company via a minority holding in FNAH.

MFG is the parent company to MFG Asset Management, MFG’s core operating subsidiary and the subadviser to four of the series of the Company.  MFG is listed on the Australian Securities Exchange (ASX:  MFG) and is based in Sydney, Australia.

Pursuant to the purchase and sale agreements, Mr. Forsyth completed the sale of 100% of the membership interests in the Distributor and shares of stock in Frontier to FNAH earlier in 2018.  Accordingly, FNAH is the owner of the Distributor and Frontier and each of the Distributor and Frontier is indirectly controlled by MFG.  Mr. Forsyth retains day-to-day responsibility for the operations of the Distributor and Frontier.  Mr. Forsyth has agreed to sell all of his shares of Frontegra to FNAH for a purchase price comprised of cash and stock of MFG, with a closing expected to take place in the third or fourth quarter of 2018, subject to shareholder approval of a new advisory agreement between Frontegra and the Company and other customary closing conditions.  Following the closing of the Frontegra acquisition (the “Transaction”), Mr. Forsyth will continue to manage and oversee the operations of Frontegra.  The parties do not anticipate any material changes to the business operations, personnel, or day-to-day management of Frontegra or the Funds for which Frontegra serves as investment adviser.  Frontier continues to provide consulting and marketing services to MFG Asset Management under a new success fees agreement pursuant to which Frontier or the Distributor receives success fees based on a percentage of investment management fees earned from clients introduced by Frontier to MFG Asset Management.

Timpani Capital Management LLC (“Timpani”), the investment adviser to the Timpani Small Cap Growth Fund (the “Timpani Fund”), one of the series of the Company, is not affected by the transactions.  Accordingly, no changes will occur to the investment advisory agreement between the Company, on behalf of the Timpani Fund, and Timpani.  Shareholders of the Timpani Fund are only being asked to vote on the proposal to elect directors.

Termination of Existing Investment Advisory and Subadvisory Agreements

The closing of the Transaction will result in a change of control of Frontegra later in 2018 and, therefore, will constitute an “assignment” of the existing investment advisory agreement between the Company and Frontegra (the “Existing Advisory Agreement”) on behalf of the Frontier Phocas Small Cap Value Fund, Frontier MFG Core Infrastructure Fund, Frontier MFG Global Equity Fund, Frontier MFG Global Plus Fund, and Frontier MFG Select Infrastructure Fund within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).  An investment advisory agreement automatically terminates upon its “assignment” under the applicable provisions of the 1940 Act.  Additionally, the Transaction will result in the termination of the existing subadvisory agreements between Frontegra and Phocas Financial Corporation for subadvisory services to the Frontier Phocas Small Cap Value Fund, and MFG Asset Management for subadvisory services to the Frontier MFG Core Infrastructure Fund, the Frontier MFG Global Equity Fund, the Frontier MFG Global Plus Fund and the Frontier MFG Select Infrastructure Fund (the “Existing Subadvisory Agreements,” and together with the Existing Advisory Agreement, the “Existing Agreements”).

The Board of Directors of the Company (the “Board”), the majority of whom are not “interested persons” of the Company as defined in the 1940 Act (the “Independent Directors”), approved the continuation of each of the Existing Agreements for another year on May 22, 2018.  The Existing Agreements are expected to terminate upon closing of the Transaction, which is expected to take place in the third or fourth quarter of 2018, subject to approval by shareholders and other customary closing conditions.  To avoid disruption of the Subadvised Funds’ investment management program, the Board also approved a new advisory agreement (the “New Advisory Agreement”) and new subadvisory agreements for the applicable Subadvised Fund (collectively, the “New Agreements”) on May 22, 2018.  The New Agreements are expected to become effective upon closing of the Transaction, subject to approval by shareholders.  If shareholders of the Subadvised Funds do not approve the New Agreements, the Board of Directors will consider other alternatives and will take such actions as it considers to be in the best interests of the shareholders of the Subadvised Funds, which may include continuing to operate under the Existing Agreements, operating under temporary advisory and subadvisory agreements in accordance with Rule 15a-4 of the 1940 Act, liquidating certain Funds or finding new subadvisers.  The Subadvised Funds may also rely on Rule 15a-4 under the 1940 Act, which permits the Board (including a majority of the Independent Directors) to approve and enter into an interim advisory or subadvisory agreement pursuant to which Frontegra or the applicable subadviser may continue to serve as investment adviser or subadviser to a Fund for up to 150 days following the termination of the Existing Agreements.

The forms of the New Agreements are attached to this Proxy Statement as Exhibits.  The advisory and subadvisory services to be provided under the New Agreements are substantially similar to the advisory and subadvisory services provided under the Existing Agreements.  The advisory fee for all the Subadvised Funds under the New Advisory Agreement and the subadvisory fee under the new subadvisory agreement for the Frontier Phocas Small Cap Value Fund are identical to those in effect under the applicable Existing Agreement.  The subadvisory fees payable to MFG Asset Management under the new subadvisory agreement will increase in light of the fact that MFG Asset Management will have certain additional responsibilities under the agreement and that MFG Asset Management’s parent company, MFG, will become the majority owner of Frontegra’s parent company and, as a result, implement new inter-company expense arrangements.  However, the fees paid by shareholders of the Subadvised Fund will not change and the level of services provided to the Subadvised Funds will not be reduced.  The material terms of the New Agreements and Existing Agreements are compared below under the various Proposals.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board recommends that shareholders of the Funds vote FOR the election of each of the nominees to the Board.

At the Meeting, shareholders of all of the Funds will be asked to elect four directors to the Board.  The nominees are David L. Heald, Steven K. Norgaard, James M. Snyder and William D. Forsyth III, all of whom are currently directors of the Company and were recommended by the Nominating Committee and nominated by the Board (including a majority of Independent Directors) at a meeting held on May 22, 2018.  The persons named as proxies intend to vote for the election of these nominees as directors of the Company unless such authority has been withheld in the proxy.  The Board currently consists of four directors - Mr. Heald, Mr. Norgaard, Mr. Snyder and Mr. Forsyth - three of whom are Independent Directors.

Each person has agreed to be named in this Proxy Statement and to serve if elected.  The Board has no reason to believe that any person will become unavailable for the election as a director.  However, if that should occur before the Meeting, your proxy will be voted for the individuals recommended by the Board to fill the vacancies.

The following table presents certain information regarding the current directors, including their principal occupations.  Information is listed separately for Mr. Forsyth, who is an interested director, from Mr. Heald, Mr. Norgaard and Mr. Snyder, who are Independent Directors.  Mr. Forsyth (indicated with an asterisk*) is deemed to be an “interested person” of the Funds, as defined in the 1940 Act, due to his ownership interest in and positions with Frontegra and his position with Frontegra Strategies, LLC.  The information in the table is as of the date of this Proxy Statement.

Independent Director Nominees

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director(1)	Other Directorships Held by Director

David L. Heald 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1943	Lead Independent Director; Chair, Audit Committee	Indefinite; since June 1996

Mr. Heald previously served as a principal and a director of Consulting Fiduciaries, Inc. (“CFI”) from 1994 to 2011 when he retired. CFI was a registered investment adviser that provided professional, independent, fiduciary decision making, consultation and alternative dispute resolution services to ERISA plans, plan sponsors and investment managers. Between April 1994 and August 1994, Mr. Heald engaged in the private practice of law. From August 1992 until April 1994, Mr. Heald was a managing director and the chief administrative officer of Calamos Asset Management, Inc., a registered investment adviser specializing in convertible securities, and he served as an officer and director of CFS Investment Trust, a registered investment company comprised of four series. From January 1990 until August 1992, Mr. Heald was a partner in the Chicago based law firm of Gardner, Carton & Douglas.

				6	None

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director(1)	Other Directorships Held by Director

Steven K. Norgaard 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1964	Independent Director	Indefinite; since October 2013	Mr. Norgaard has been an attorney with Steven K. Norgaard, P.C. since 1994. From 1990 to 1994, he was an attorney at McDermott, Will & Emery.	6	Boulder Growth & Income Fund, Inc.

James M. Snyder 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1947	Independent Director; Chair, Nominating Committee	Indefinite; since May 2002	Mr. Snyder is a private investor and chairman of a family foundation. Mr. Snyder served as an investment professional with Northern Trust from June 1969 until his retirement in June 2001. He served in a variety of capacities at Northern Trust, including as Chief Investment Officer, Executive Vice President of Northern Trust and Vice Chairman of Northern Trust Global Investments. Mr. Snyder has earned the right to use the Chartered Financial Analyst (CFA) designation.	6	IronBridge Funds, Inc. (with oversight of three portfolios)

Interested Director Nominee

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director(1)	Other Directorships Held by Director

William D. Forsyth III* Frontier Funds, Inc. 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1963	President Director Secretary	Elected annually by the Board; since August 2008 (co-president from 1996 — 2008). Indefinite; since May 1996. Indefinite; since August 2014.

Mr. Forsyth has served as President of Frontegra since August 2008 and as Treasurer and a Director of Frontegra since May 1996. Mr. Forsyth has served as Executive Chairman of North American Operations, MFG Asset Management since February 5, 2018. Mr. Forsyth has served as Vice President of Timpani since August 2015. Mr. Forsyth served as President of Timpani from August 2008 to August 2015. Mr. Forsyth has served as President of Frontegra Strategies, LLC, the principal distributor of the Funds’ shares, since August 2008 and as Co-President from August 2007 to August 2008. From July 1993 until the present, Mr. Forsyth also served as a Partner and President of Frontier Partners, Inc., a consulting/marketing firm (“Frontier Partners”). Mr. Forsyth has earned the right to use the CFA designation.

				6	None

(1)              The Frontier Funds consist of six separate series.

Officers of the Company

In addition to Mr. Forsyth, the Company has one other officer, Elyce D. Dilworth.  The following table presents certain information regarding Ms. Dilworth.

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Elyce D. Dilworth Frontier Funds, Inc. 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1966	Treasurer, Assistant Secretary, Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Elected annually by the Board; Treasurer and Assistant Secretary since August 2008; Chief Compliance Officer since January 2008; Anti-Money Laundering Compliance Officer since February 2008.

Ms. Dilworth has served as Chief Compliance Officer of Frontegra since January 2008 and as Secretary since August 2008. Ms. Dilworth served as Chief Compliance Officer of Timpani from April 2008 to June 2011 and from September 2014 to February 2015. She served as Chief Financial Officer of Timpani from April 2008 to March 2010. Ms. Dilworth served as Chief Compliance Officer of Frontier from September 2010 to June 2011 and from September 2014 to February 2015. Ms. Dilworth has also served as Chief Compliance Officer of the Distributor since August 2008.

Responsibilities of the Board

The business and affairs of the Company are managed under the direction of the Board, including general oversight and review of investment policies and activities of each Fund.  The Board also elects the officers of the Company, who are responsible for supervising and administering each Fund’s day-to-day operations.  The Board held seven meetings during the fiscal year ended June 30, 2018.  Each incumbent director attended at least 75% of the Board meetings and the meetings of the Board committees on which the director served during such period.  Shareholders wishing to communicate with the Board or individual directors should send such correspondence to the offices of Frontier Funds, Inc., 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062.  Shareholder communications will be sent directly to the applicable Board member(s).  The Company currently does not have a policy with respect to Board members’ attendance at shareholder meetings.

Standing Committees

The Board has two standing committees — an Audit Committee and a Nominating Committee.  Pursuant to its charter, the Audit Committee:  oversees the accounting and financial reporting policies and procedures of the Company and each of its series; oversees the Company’s internal control over financial reporting and disclosure controls and procedures; oversees the quality, objectivity and integrity of the Company’s financial statements and the independent audit thereof; monitors the independent auditor’s qualifications, independence and performance; and is responsible for the appointment, compensation and oversight of the Company’s independent auditor.  The three independent directors — Mr. Heald, Mr. Norgaard and Mr. Snyder — form the Audit Committee.  Mr. Heald is the Chairman of the Audit Committee.  During the fiscal year ended June 30, 2018, the Audit Committee met twice.

The Nominating Committee is responsible for selecting and nominating candidates for election to the Board, including identifying, as necessary, new candidates who are qualified to serve as directors of the Company and recommending to the Board the candidates for election to the Board.  The Nominating Committee considers various factors in considering director nominees, including but not limited to, a candidate’s independence, business experience and background and financial expertise.  At a minimum, the candidate must display the highest character and integrity and sound business judgment, be free of any conflict of interest, possess substantial and significant experience that would be of value to the Company and have time and availability for meetings and consultation regarding Fund matters.  The Nominating Committee operates pursuant to a written charter, which is attached as Exhibit A to this Proxy Statement.

The Nominating Committee will consider nominees recommended by shareholders.  Shareholders should submit recommendations in writing to the President of the Company.  At a minimum, the recommendation should include the name, address and appropriate biographical of the person being recommended.  The Nominating Committee will consider properly qualified candidates submitted by shareholders in the same manner it considers other nominees the Nominating Committee selects.  The Committee is also responsible for reviewing the compensation of the independent directors and overseeing the Company’s retirement policy.  The three independent directors — Mr. Heald, Mr. Norgaard and Mr. Snyder — form the Nominating Committee.  Mr. Snyder is the Chairman of the Nominating Committee.  During the fiscal year ended June 30, 2018, the Nominating Committee met twice.

Experience and Qualifications of Nominees

The following is a brief discussion of the experience, qualifications, attributes and/or skills that led to the Board’s conclusion that each individual identified below is qualified to serve as a director of the Company.

William D. Forsyth III.  Mr. Forsyth has served as a director of the Company since founding the Company in 1996.  He founded Frontegra in 1996 and serves as President.  He also is President of the Distributor and is President and a partner of Frontier Partners, a consulting/marketing firm, established in 1993.  Mr. Forsyth has served as Executive Chairman of North American Operations, MFG Asset Management, since February 5, 2018.  Mr. Forsyth brings significant business, distribution, regulatory and investment experience to the Board, as well as institutional knowledge about Frontegra and the Frontier Funds.

David L. Heald.  Mr. Heald has served as a director of the Company since 1996 and as lead independent director since 2011.  Mr. Heald has served as Chair of the Audit Committee since 2009.  Mr. Heald previously served as principal and director of Consulting Fiduciaries, Inc., which was a registered investment adviser.  Prior to this position, Mr. Heald served in different leadership capacities at Calamos Asset Management, Inc., a registered investment adviser, and at CFS Investment Trust, a registered investment company.  He also engaged in the private practice of law for several years.  Mr. Heald brings significant financial, accounting, legal, regulatory and investment experience to the Board, as well as institutional knowledge about the Frontier Funds as the Company’s longest-serving independent director.

Steven K. Norgaard.  Mr. Norgaard has served as a director of the Company since 2013.  Mr. Norgaard is an attorney and certified public accountant and has been designated as an “audit committee financial expert.”  Since 1994, he has been an attorney with the law firm Steven K. Norgaard, P.C.  Prior to starting his own law firm, he was an attorney at McDermott, Will & Emery.  In addition, he serves as an independent director on the Board of Directors of the Boulder Growth & Income Fund, Inc. and currently serves as audit committee chairman.  He has also served on the Board of Directors of ATG Trust Company since 2007 and currently serves as board chairman.  Mr. Norgaard has served on the Board of Directors of Attorneys’ Title Guaranty Fund, Inc. since 2012 and currently serves as the audit committee chairman.  Prior to March 2015, Mr. Norgaard had also served as an independent director of the Boulder Total Return Fund, Inc., the Denali Fund, Inc., and the First Opportunity Fund, Inc., each a closed-end mutual fund, until those funds reorganized into the Boulder Growth & Income Fund, Inc.  Mr. Norgaard brings significant financial, accounting, legal, regulatory and investment experience to the Board, as well as other directorship experience.

James M. Snyder.  Mr. Snyder has served as a director of the Company since 2002.  Mr. Snyder has served as Chair of the Nominating Committee since 2013.  Mr. Snyder previously served as an investment professional with Northern Trust for over thirty years, and retired as Executive Vice President and Chief Investment Officer.  Additionally, Mr. Snyder serves as the independent chair on the Board of Directors of another investment company.  Mr. Snyder brings significant financial, business, regulatory and investment experience to the Board, as well as other directorship experience.

Board Ownership and Compensation

The following table sets forth the dollar range of Fund shares beneficially owned by each Director as of June 30, 2018, stated using the following ranges:  none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000, unless otherwise noted.  [To be confirmed after 6/30/18]

Name of Director	Timpani Small Cap Growth Fund	Phocas Small Cap Value Fund	MFG Core Infrastructure Fund	MFG Global Equity Fund	MFG Global Plus Fund	MFG Select Infrastructure Fund(1)	Aggregate Dollar Range of Equity Securities Beneficially Owned in Frontegra Family of Funds

William D. Forsyth III(2)	Over $100,000	$1-$10,000	$50,001-$100,000	Over $100,000	$1-10,000	None	Over $100,000
David L. Heald	None	$10,001-$50,000	$50,001-$100,000	None	None	None	Over $100,000
Steven K. Norgaard	None	None	None	None	None	None	None
James M. Snyder	None	None	Over $100,000	None	None	None	Over $100,000

(1)              None of the directors beneficially owned shares of the MFG Select Infrastructure Fund because the Fund was not offered for sale as of June 30, 2018.

(2)               This director is deemed an “interested person” as defined in the 1940 Act.

As of May 31, 2018, officers and directors of the Company, as a group, owned approximately 2.3% of the Timpani Small Cap Growth Fund and less than 1% of each other Fund.

Directors and officers of the Company who are also officers, directors, employees or shareholders of Frontegra do not receive any remuneration from the Funds for serving as directors or officers.  Accordingly, Mr. Forsyth and Ms. Dilworth do not receive any remuneration from the Funds for their services as director and officer, respectively.  Ms. Dilworth receives compensation from Frontegra for her services as CCO of the Company.  From time to time, the Funds may pay compensation to an outside consulting firm for compliance-related services in support of Ms. Dilworth’s position as CCO.  Neither the Company nor the Funds maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as Company or Fund expenses.  The following table provides information relating to compensation paid to Mr. Heald, Mr. Snyder and Mr. Norgaard for their services as directors of the Company for the fiscal year ended June 30, 2018.

Name of Director	Timpani Small Cap Growth Fund	Phocas Small Cap Value Fund	MFG Core Infrastructure Fund	MFG Global Equity Fund	MFG Global Plus Fund	MFG Select Infrastructure Fund(1)	Total Compensation from Funds and Fund Complex

William D. Forsyth III(2)	$0	$0	$0	$0	$0	$0	$0
David L. Heald	$9,071	$9,071	$9,072	$9,072	$9,072	$10,000	$58,000	(3)(4)
Steven K. Norgaard	$9,071	$9,071	$9,072	$9,072	$9,072	$10,000	$58,000	(3)(4)
James M. Snyder	$9,071	$9,071	$9,072	$9,072	$9,072	$10,000	$58,000	(3)(4)

(1)              Because the MFG Select Infrastructure Fund is new, information provided for this Fund is an estimate of the compensation expected to be paid to Mr. Heald, Mr. Norgaard and Mr. Snyder for their services as director of the Company for the fiscal year ending June 30, 2019.

(2)              Mr. Forsyth is deemed an “interested person” as defined in the 1940 Act.

(3)              The independent directors may invest their compensation in shares of the Funds.

(4)              Amount includes $8,321 of compensation received from the Frontier Silk Invest New Horizons Fund, a former series of the Company (the “Silk Fund”), and $4,321 from the Frontier Netols Small Cap Value Fund, a former series of the Company that was reorganized with and into the Phocas Small Cap Value Fund on November 17, 2017.  Effective April 6, 2018, the Silk Fund was reorganized with and into a new series of Unified Series Trust, an Ohio business trust.

INFORMATION ON INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd. (“Cohen”) was retained by the Audit Committee as independent auditors for the Funds for the fiscal year ending June 30, 2018.  Representatives of Cohen are not expected to be present at the Meeting.  Since Cohen has not completed its fiscal 2018 audit, no fees have yet been billed for professional services by Cohen with respect to the 2018 audit.  The aggregate fees billed for professional services by Cohen during the last two fiscal periods were as follows:

	June 30, 2017	October 31, 2016(1)	June 30, 2016(2)

Audit Fees	$90,600	$13,800	$76,800
Audit-Related Fees	—	—	—
Tax Fees	26,000	3,000	18,000
All Other Fees	2,000	—	3,250
Total	$118,600	$16,800	$98,050

(1)              Amounts include fees paid to Cohen in connection with Cohen’s audit of the financial statements of the Silk Fund, a former series of the Company, for the period ended October 31, 2016.  The Silk Fund’s fiscal year end was subsequently changed to June 30 from October 31 effective December 12, 2016, which is consistent with the other Funds’ fiscal year end.  Effective April 6, 2018, the Silk Fund was reorganized with and into a new series of Unified Series Trust, an Ohio business trust.

(2)              Amounts exclude fees paid to Cohen in connection with Cohen’s audit of the financial statements of the Silk Fund.

In the above table, “audit fees” are fees billed for professional services for the audit of the Funds’ annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements. “Tax fees” are fees billed for professional services rendered by Cohen for tax compliance, tax advice and tax planning.  “All other fees” are fees billed for other services provided by Cohen, which include Cohen’s review of the Funds’ semi-annual financial statements and registration statements for the fiscal year ended June 30, 2017 and Cohen’s review of the Funds’ semi-annual reports and the registration statement related to the Service Class shares of each Fund for the fiscal year ended June 30, 2016.  All of Cohen’s hours spent on auditing the Funds’ financial statements were attributed to work performed by full-time permanent employees of Cohen.

The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services provided to the Funds, including services provided to any entity affiliated with the Company with respect to any engagement that directly relates to the operations and financial reporting of the Company.  In accordance with its pre-approval policies and procedures, the Audit Committee pre-approved all audit and tax services provided by Cohen during fiscal 2017.  During the last two fiscal years, the Company paid Cohen fees for non-audit services of $2,000 for the fiscal year ended June 30, 2017 relating to Cohen’s review of the Funds’ semi-annual reports and $3,250 for the fiscal year ended June 30, 2016 relating to Cohen’s review of the Funds’ semi-annual reports and the registration statement related to the Service Class shares of each Fund.  During the last two fiscal years, one of the investment advisers to the Company, Timpani, paid Cohen $8,000 for each of the fiscal years ended June 30, 2016 and 2017 for services related to Timpani’s compliance with Global Investment Performance Standards (GIPS).

PROPOSAL 2

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN
THE COMPANY AND FRONTEGRA

The Board recommends that shareholders of the Frontier Phocas Small Cap Value Fund (the “Phocas Fund”), the Frontier MFG Core Infrastructure Fund (the “Core Infrastructure Fund”), the Frontier MFG Global Equity Fund (the “Global Equity Fund”), the Frontier MFG Global Plus Fund (the “Global Plus Fund”) and the Frontier MFG Select Infrastructure Fund (the “Select Infrastructure Fund”) (collectively, the “Subadvised Funds”) vote FOR the approval of the New Advisory Agreement between the Company and Frontegra.  This Proposal will be considered by the shareholders of each Subadvised Fund, voting separately.

At the Meeting, shareholders of the Subadvised Funds will be asked to approve the New Advisory Agreement between the Company and Frontegra.  The New Advisory Agreement contains substantially similar terms with respect to the investment advisory services provided by Frontegra and the identical fee structure as the Existing Advisory Agreement, which was originally entered into on November 1, 2008, except for the reduction of the Frontier Phocas Small Cap Value’s advisory fee to 0.85%, which was effective July 1, 2018.  The New Advisory Agreement would continue the relationship between the Company and Frontegra while adding more specificity about the advisory and administrative services provided by Frontegra under the agreement.  The Independent Directors last approved the Existing Advisory Agreement on May 22, 2018 as part of its regular annual review process.  The Existing Advisory Agreement was last approved by the initial shareholder of the Phocas Fund on October 5, 2010, the initial shareholder of the Core Infrastructure Fund on January 13, 2012, the initial shareholder of the Global Equity Fund on December 27, 2011, the initial shareholder of the Global Plus Fund on March 23, 2015 and the initial shareholder of Select Infrastructure Fund on June 26, 2018.  As discussed in greater detail under the “Background” section, the New Advisory Agreement will become effective upon closing of Transaction, subject to the approval of shareholders of the Subadvised Funds.

Multiple Class Structure

All of the Subadvised Funds currently offer at least two different classes of shares, Institutional Class shares and Service Class shares.  The Global Plus Fund also offers a third class of shares, Class Y shares.  As of the date of the Proxy Statement, Class Y shares of the Global Plus Fund have not yet commenced operations.  The different classes of shares represent investments in the same portfolio of securities, but are subject to different expenses.  Share classes may have different expenses, which may affect their performance and may be subject to different investment minimums and other features.

Compensation Paid to Frontegra

Under the terms of the Existing Advisory Agreement, Frontegra supervises the management of the Subadvised Funds’ investments and business affairs, subject to the supervision of the Board.  At its expense, Frontegra provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Subadvised Funds.  As compensation for its advisory services under the Existing Advisory Agreement, each Fund pays Frontegra, on a monthly basis, an annual management fee based on the percentage of the average daily net assets (“ADNA”) of the Fund as follows:

Fund	Advisory Fee as % of ADNA
Phocas Fund	0.85%
Core Infrastructure Fund	0.70%
Global Equity Fund	0.80%
Global Plus Fund	0.80%
Select Infrastructure Fund	0.80%

Pursuant to expense cap agreements between Frontegra and the Company, on behalf of each Fund, Frontegra has contractually agreed to waive its management fee and/or reimburse each of the Subadvised Funds to ensure that the total operating expenses for each Fund (excluding acquired fund fees and expenses), as a percentage of the ADNA of each Fund, are as follows:

	Total Operating Expenses as % of ADNA
Fund	Institutional Class	Service Class	Class Y

Phocas Fund	0.95%	1.10%	N/A
Core Infrastructure Fund	0.70%	0.85%	N/A
Global Equity Fund	0.80%	0.95%	N/A
Global Plus Fund	0.80%	0.95%	1.20%
Select Infrastructure Fund	0.80%	0.95%	N/A

The expense cap agreements for the Institutional Class and Service Class shares of all of the Subadvised Funds and the Class Y shares of the Global Plus Fund will continue in effect until October 31, 2020, with successive renewal terms of one year unless terminated by Frontegra or the Company prior to any such renewal.  Pursuant to the Existing Advisory Agreement, Frontegra can recoup any expenses or fees it has waived or reimbursed within a three-year period, if the expense ratios in those future years are less than the limits in place at the time of the fee waiver or expense payment and less than the limits in effect at that future time.  However, the Subadvised Funds are not obligated to pay any such waived fees more than three years after the end of the fiscal year in which the fees were waived or expenses were reimbursed.  With respect to the Core Infrastructure Fund, the Global Equity Fund, the Global Plus Fund and the Select Infrastructure Fund (collectively, the “MFG Funds”), MFG Asset Management has agreed to pay or reimburse Frontegra, as applicable, for all reimbursements made under the expense cap agreement.  This agreement by MFG Asset Management to reimburse Frontegra is currently in effect with respect to the Select Infrastructure Fund and will take effect for the other MFG Funds upon effectiveness of the new subadvisory agreement between Frontegra and MFG Asset Management.

For the fiscal year ended June 30, 2018, the Subadvised Funds paid the following advisory fees to Frontegra under the Advisory Agreement of which the following amounts were waived or recouped by Frontegra:

Fund/Fiscal Period Ended	Advisory Fee		(Waiver)/ Recoupment		Advisory Fee After Waiver/Recoupment

Phocas Fund	$	[•]	$	[•]	$	[•]
Core Infrastructure Fund	$	[•]	$	[•]	$	[•]
Global Equity Fund	$	[•]	$	[•]	$	[•]
Global Plus Fund	$	[•]	$	[•]	$	[•]
Select Infrastructure Fund(1)	N/A		N/A		N/A

(1)              The Select Infrastructure Fund was not offered for sale as of June 30, 2018, and, therefore, Frontegra did not receive any advisory fees from the Fund as of that date.

Information about Frontegra

Frontegra is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  Frontegra’s principal offices are located at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062.  As of May 31, 2018, Frontegra managed over $2.04 billion of investment assets.  William D. Forsyth III currently owns 100% of Frontegra and is President of Frontegra and the Company with the ownership structure scheduled to change as a consequence of the proposed Transaction described under the “Background” section.

The following table sets forth the officers of the Company and their positions with Frontegra as of the date of this Proxy Statement.  As noted above, officers of Frontegra who also serve as officers of the Company do not receive compensation from the Subadvised Funds for their services as officers of the Company.

Name	Position with the Fund	Position with Frontegra

William D. Forsyth III	President and Secretary	Director, President and Treasurer

Elyce D. Dilworth	Chief Compliance Officer, Treasurer and Assistant Secretary	Chief Compliance Officer and Secretary

There were no brokerage commissions paid by the Subadvised Funds to affiliated brokers of Frontegra for the Subadvised Funds’ fiscal year ended June 30, 2018.

Summary of the New Advisory Agreement and Existing Advisory Agreement

A copy of the New Advisory Agreement is attached as Exhibit B.  The following description is only a summary; however, all material terms of the New Advisory Agreement have been included in this summary.  You should refer to Exhibit B for the New Advisory Agreement, and the description set forth in this Proxy Statement of the New Advisory Agreement is qualified in its entirety by reference to Exhibit B.

The investment advisory services to be provided by Frontegra under the New Advisory Agreement are substantially the same and the fee structure is identical as under the Existing Advisory Agreement, including the recent reduction in the Phocas Fund’s advisory fee, which took effect July 1, 2018, following approval by the Board of Directors.  The changes between the New Advisory Agreement and the Existing Advisory Agreement generally relate to regulatory requirements that have been enacted since the Company and Frontegra first entered into the Existing Advisory Agreement on November 1, 2008, clarifying changes in accordance with the 1940 Act and other changes to reflect current industry best practices and to provide more specificity about the services provided by Frontegra.  The Existing Advisory Agreement was previously amended and restated to reflect the name change of the Company from Frontegra Funds, Inc. to Frontier Funds, Inc. and to make other ministerial updates.

Advisory Services.  Both the New Advisory Agreement and Existing Advisory Agreement provide that Frontegra will furnish certain investment advisory services to the Company, on behalf of each Fund, including continuous advice and recommendations to the Subadvised Funds as to the acquisition, holding or disposition of any or all of the securities, which the Subadvised Funds may own or contemplate acquiring, subject to supervision of the Board and in accordance with each Fund’s investment objectives.  Both the New Advisory Agreement and Existing Advisory Agreement provide that Frontegra will also manage each Fund in accordance with the investment objective, policies and restrictions as stated in the Subadvised Funds’ Registration Statement on Form N-1A, compliance policies and procedures adopted by the Board and the Company’s organizational documents.  Both the New Advisory Agreement and

Existing Advisory Agreement provide that Frontegra may delegate its duties to a subadviser at Frontegra’s own expense, and, if so, the New Advisory Agreement clarifies that Frontegra is responsible for supervising the management of each Subadvised Fund’s investments.  The New Advisory Agreement also provides that Frontegra is responsible for the due diligence, selection and oversight of subadvisers retained by Frontegra on behalf of its Subadvised Funds, as well as for the oversight of the performance of the Subadvised Funds and their respective subadvisers.  Frontegra currently provides these services, but they are not set forth in the Existing Advisory Agreement.

Administrative Services.  The New Advisory Agreement adds provisions and specifies Frontegra’s responsibilities for providing office space and facilities for the Company and with respect to compliance and administrative services to the Company and each Subadvised Fund, including, but not limited to:  making available qualified individuals to serve as officers of the Company (subject to Board approval) to perform such responsibilities required by officers of the Company, including certifying the Funds’ financial statements and required regulatory filings; overseeing the Company’s financial reporting processes and coordinating the annual audit; overseeing and coordinating the Company’s service providers; providing shareholder servicing support; performing administration services with respect to the Company’s compliance program, valuation policy and disaster recovery/business continuity plan; and performing such other compliance and administrative services as deemed necessary.  Frontegra currently provides these services, but they are not set forth in the Existing Advisory Agreement.

Management Fees.  Both the New Advisory Agreement and Existing Advisory Agreement contain the identical fee structure based on each Fund’s average daily net assets, including the recent reduction in the Phocas Fund’s advisory fee from 1.00% to 0.85% of the Fund’s average daily net assets.  The investment advisory fees that Frontegra is entitled to receive from each Fund are presented under “Compensation Paid to Frontegra” above.

Term and Termination.  Both the New Advisory Agreement and Existing Advisory Agreement provide that the agreement will become effective upon execution, and that it will become effective for each Fund upon execution of the applicable Exhibit relating to a Fund.  Both the New Advisory Agreement and Existing Advisory Agreement will continue in effect with respect to each Fund for two years from the date of execution of such Agreement or date of execution of the applicable Exhibit, and thereafter for successive periods of one year, subject to annual approval by the Board or the annual approval by the vote of a majority of the outstanding voting securities of each Fund in accordance with the 1940 Act.  Both the New Advisory Agreement and Existing Advisory Agreement may be terminated at any time, on 60 days’ prior written notice, by the Board or by vote of a majority of the outstanding voting securities of a Fund (as such phrase is defined in the 1940 Act) or by Frontegra, without the payment of a penalty.

Payment of Expenses.  Both the New Advisory Agreement and Existing Advisory Agreement provide that Frontegra will pay all expenses incurred by it in connection with its activities under the Agreement, compensation of the Directors of the Company who are “interested persons” of the Company as defined in the 1940 Act, the Company’s rental of offices and the costs of any special Board meetings or shareholders’ meetings convened for the primary benefit of Frontegra.  The New Advisory Agreement adds wording to indicate that Frontegra or an affiliate, as applicable, may pay these expenses.  Under the New Advisory Agreement, Frontegra is also required to pay any fees charged by financial intermediaries such as banks, broker-dealers or retirement plan administrators for sub-administration, sub-transfer agency or other shareholder services that are above any limits set by the Board with respect to amounts that may be paid by the Funds.  Frontegra currently pays these fees but the requirement is not set forth in the Existing Advisory Agreement.  Both the New Advisory Agreement and Existing Advisory Agreement provide that the Company will pay for customary Fund expenses, such as the costs of the maintenance of the Company’s registration statement, compliance program, bond and insurance coverage, any expenses incurred in connection with litigation, proceedings and claims and the legal obligations of the Company to indemnify its Directors, employees, shareholders and agents with respect thereto and compensation payable to the Company’s compliance officers as may be approved by the Board from time to time.  The New Advisory Agreement clarifies that expenses paid by the Company related to the compliance program do not include the administrative services provided by Frontegra as described above, which costs are borne by Frontegra.  The New Advisory Agreement also provides that the Company will pay for all taxes related to foreign investments, including dividend withholding and capital gains taxes, and fees and expenses of any tax guarantors and clarifies that it will only pay for the expenses of shareholder meetings that are not convened for the primary benefit of Frontegra.

Limitation on Liability.  Both the New Advisory Agreement and Existing Advisory Agreement provide that, in the absence of willful misfeasance, bad faith or negligence on Frontegra’s part or reckless disregard of the its duties, Frontegra shall not be liable or responsible to the Company or its shareholders for any error of judgment, mistake of law or any loss arising out of an investment or for any other act or omission in the performance of its duties.  Both the New Advisory Agreement and Existing Advisory Agreement provide that nothing in such agreements will constitute a waiver or limitation of any rights that the Company or any shareholder of a Fund may have under any federal securities or state laws, which may impose liabilities on persons who have acted in good faith under certain circumstances.

Amendments.  Both the New Advisory Agreement and Existing Advisory Agreement provide that the Agreement may be amended by the mutual consent of the parties, provided that the terms of the amendment are approved by the majority of the Independent Directors, voting in person at a meeting called for the purpose of voting on such approval, or, if required, by the affirmative vote of a majority of the outstanding voting securities (as such phrase is defined in the 1940 Act) of each Fund.

Other Provisions.  The New Advisory Agreement adds provisions to clarify obligations under regulatory requirements and to conform to current industry best practices.  The New Advisory Agreement updates the privacy and confidentiality provisions, requires Frontegra to provide assistance with respect to regulatory filings and requires Frontegra to provide notice of certain disqualifying events.  The New Advisory Agreement also updates the “Fund Names” provision in light of the previous change in the name of the Company and each Subadvised Fund from “Frontegra” to “Frontier.”

Board Approval and Recommendation

When the Board reviewed the New Advisory Agreement at its regular meeting on May 22, 2018, the Board considered materials relevant to its consideration of the New Advisory Agreement provided in advance of the meeting, such as information regarding Frontegra’s compliance program, personnel and financial condition, summary data and risk management reports provided by Fund management and a memorandum prepared by the Company’s legal counsel.  The Board also reviewed the advisory fee payable by each Subadvised Fund under the advisory agreement, the expense cap agreement between the Company and Frontegra on behalf of each Subadvised Fund and comparative fee and expense information provided by an independent service.  The Board was also provided with Frontegra’s response to the Section 15(c) request submitted by the Company’s legal counsel on behalf of the Directors, as well as a response provided by MFG Asset Management that provided additional details about the Transaction.

The Directors discussed with representatives of management the operations of the Subadvised Funds and the nature, extent and quality of the advisory and other services provided to the Subadvised Funds by Frontegra.  The Directors also met with representatives of MFG via teleconference at the May 22, 2018 meeting who provided additional information about the Transaction, MFG’s and FNAH’s financial arrangements with Frontegra and the other Frontier Companies and other relevant information.  The Board also referred to a memorandum from Frontegra’s legal counsel that contained a detailed discussion regarding the Transaction and was previously reviewed by the Board at its February 27, 2018 Board meeting.  The Board considered information concerning Frontegra’s financial condition, costs and profitability.  The Board considered the proposed restructuring of the subadvisory fee with MFG Asset

Management on Frontegra’s expected profitability for those Subadvised Funds subadvised by MFG Asset Management, as well as representations by Frontegra and MFG that Frontegra will have sufficient financial resources to provide the contracted services to the Funds following the closing of the Transaction.

In reaching its decision to approve the New Advisory Agreement, the Board, the majority of whom are Independent Directors, met on May 22, 2018 with the officers of Frontegra and the Company’s legal counsel.  In the course of its review, the Board considered their legal responsibilities with regard to all factors deemed to be relevant to its consideration of the New Advisory Agreement, including but not limited to the following:  (1) information routinely provided at quarterly meetings throughout the year regarding the quality of services provided by Frontegra, as well as the quality of the services provided to the Subadvised Funds and other portfolios of the Company since Frontegra first became investment adviser to the Company in 1996; (2) the performance of each Subadvised Fund since Frontegra became the investment adviser to such Fund; (3) the fact that the Transaction is not expected to affect the manner in which each Subadvised Fund is advised and MFG and Frontegra’s assurances that no diminution in services provided by Frontegra will occur; (4) the fact that the Company’s key management personnel are not expected to change following the Transaction and the investment management teams at each Subadviser will continue to manage the applicable Funds; (5) the fee structure under the New Advisory Agreement would be identical to the fee structure under the Existing Advisory Agreement, including the pending reduction in the Phocas Fund’s advisory fee that would be effective July 1, 2018; (6) the fact that Frontegra and FNAH have no present intention to increase the advisory fee rate or alter the expense waivers; (7) MFG’s and Frontegra’s representations about Frontegra’s financial resources notwithstanding the restructuring of MFG Asset Management’s subadvisory fee and the anticipated financial support to be available to Frontegra through FNAH; (8) the changes to terms in the New Advisory Agreement from the Existing Advisory Agreement are generally to conform to current regulatory requirements and industry best practices and to specify the additional advisory and administrative services Frontegra provides  as investment adviser to the Subadvised Funds; and (9) other factors deemed relevant.

The Board also considered whether the Transaction was structured in compliance with Section 15(f) of the 1940 Act, which contains provisions intended to protect the interests of Fund shareholders.  Specifically, Section 15(f) of the 1940 Act is a safe harbor that provides in substance that, when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale as long as two conditions are satisfied.  First, during the three-year period immediately following consummation of the transaction, at least 75% of the fund’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser.  Second, no “unfair burden” may be imposed on the fund as a result of the transaction.  The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction occurs whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly (1) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of such fund, other than bona fide ordinary compensation as principal underwriter for such fund, or (2) from such fund or its security holders for other than bona fide compensation for investment advisory services or other services.  If either condition of Section 15(f) is not met, the safe harbor is not available.

The Board considered that 75% of the members of the Board currently qualify as Independent Directors and that the Board had not been advised of any circumstance arising out of the Transaction that might result in the imposition of an “unfair burden” being imposed on the Subadvised Funds.  The Board noted that FNAH agreed not to enter into any arrangements that would cause the safe harbor provided in Section 15(f) to be unavailable under the purchase and sale agreement.  In particular, the parties have agreed not increase any of the advisory fees or net expense ratios within the two-year period following the closing of the Transaction. The Board also discussed the intent to maintain a Board comprised of at least 75% Independent Directors for at least three years following the Transaction.  The Board also noted that the memorandum prepared by Frontegra’s legal counsel included in the materials for the February 27, 2018 Board meeting confirmed the acquisition of Frontegra was structured to be in compliance with Section 15(f).

The Board also took into account their cumulative experience in working with Frontegra and its ongoing review of information and discussions with representatives of Frontegra throughout the year at Board meetings.  The Board also considered the information routinely provided at quarterly meetings throughout the year regarding brokerage and trading, Fund expenses, compliance issues and related matters.  The Independent Directors met in executive session to discuss Frontegra’s 15(c) response and the proposed approval of the New Advisory Agreement.  During the executive session, the Independent Directors discussed the responsibilities and duties of the Board of Directors in considering the approval of the New Advisory Agreement with the Company’s legal counsel.  The Independent Directors also met in executive session with the Company’s Chief Compliance Officer to discuss compliance matters.

The Board considered whether the New Advisory Agreement would be in the best interests of each Subadvised Fund and its shareholders and the overall fairness of the New Advisory Agreement.  Among other things, the Board reviewed information concerning:  (1) the nature, extent and quality of the services provided by Frontegra; (2) each Subadvised Fund’s investment performance; (3) the cost of the services provided and the profits realized by Frontegra and its affiliates from their relationship with the Company on behalf of each Subadvised Fund; (4) the extent to which economies of scale have been or will be realized as each Subadvised Fund grows; and (5) the extent to which fee levels reflect the economies of scale, if any, for the benefit of each Subadvised Fund’s shareholders.  In their deliberations, the Board did not identify any single factor as determinative.

In considering the New Advisory Agreement, the Board reviewed and analyzed various factors with respect to each Fund that it determined were relevant, including the factors below, and made the following conclusions.

Phocas Fund

Performance Record of the Fund.  The Board reviewed the performance record of the Institutional Class of the Phocas Fund for the one-year, three-year, five-year, 10-year and since-inception periods ended December 31, 2017.  The Board also reviewed performance information for the Service Class shares for the applicable periods.  The Board noted that the Institutional Class of the Phocas Fund had underperformed its benchmark index for the three-year period and had outperformed its benchmark index for the one-year, five-year, ten-year and since inception periods ended December 31, 2017.  The Board noted that the Phocas Fund had been reorganized into the Company in 2010 and returns for the since inception period includes the returns for the predecessor fund, also managed by Phocas.  The Board concluded that Frontegra has developed the necessary expertise and resources in selecting and managing Phocas to provide investment advisory services as the subadviser to the Phocas Fund in accordance with its investment objective and strategy.  After considering all of the information, the Board concluded that, although past performance is not a guarantee of future results, the Phocas Fund and its shareholders were likely to benefit from Frontegra’s continued management.

Advisory Fees.  The Board compared the Phocas Fund’s contractual advisory fee and total expense ratio to the industry data with respect to other mutual funds in the same Morningstar peer group.  The Board noted that the Phocas Fund’s advisory fee would be reduced under both the Existing and New Advisory Agreements from an annual rate of 1.00% to 0.85% of the Fund’s ADNA, effective July 1, 2018.  The Board noted that the new advisory fee for the Phocas Fund was below the industry average for funds in the same Morningstar category, and that the total expense ratio of the Institutional Class and Service Class shares of the Phocas Fund, after giving effect to the contractual expense cap agreement, were both below industry averages.  The Board concluded that the advisory fee to be paid by the Phocas Fund to Frontegra was reasonable in light of the nature and quality of services to be provided and fees paid by comparable funds.

Costs and Profitability.  The Board considered information regarding the costs and profitability of Frontegra with respect to the Fund.  The Board considered the fact that Frontegra had renewed the contractual expense cap agreement on behalf of the Phocas Fund.  The Board noted that Frontegra was still waiving a portion of its fees for the Phocas Fund.  The Board concluded that Frontegra’s current level of profitability was reasonable considering the quality of management and the fact that Frontegra was waiving its fees for the Phocas Fund.

Core Infrastructure Fund

Performance Record of the Fund.  The Board reviewed the performance record of the Institutional Class of the Core Infrastructure Fund for the one-year, three-year, five-year and since inception periods ended December 31, 2017.  The Board also reviewed performance information for the Service Class shares of the Core Infrastructure Fund for the applicable periods.  The Board noted that the Institutional Class of the Core Infrastructure Fund had outperformed its benchmark index for the one-year, three-year, five-year and since inception periods ended December 31, 2017.  The Board concluded that Frontegra has developed the necessary expertise and resources in selecting and managing MFG Asset Management to provide investment advisory services as subadviser to the Core Infrastructure Fund in accordance with its investment objective and strategy.  After considering all of the information, the Board concluded that, although past performance is not a guarantee of future results, the Core Infrastructure Fund and its shareholders were likely to benefit from Frontegra’s continued management.

Advisory Fees.  The Board compared the Core Infrastructure Fund’s contractual advisory fee and total expense ratio to the industry data with respect to other mutual funds in the same Morningstar peer group.  The Board noted that the advisory fee for the Core Infrastructure Fund was below the industry average for funds in the same Morningstar category, and that the total expense ratio of the Institutional Class and Service Class shares of the Core Infrastructure Fund, after giving effect to the contractual expense cap agreement, were both well below industry averages.  The Board concluded that the advisory fee to be paid by the Core Infrastructure Fund to Frontegra was reasonable in light of the nature and quality of services to be provided and fees paid by comparable funds.

Costs and Profitability.  The Board considered information regarding the costs and profitability of Frontegra with respect to the Fund. The Board considered the amount of the advisory fee Frontegra would retain with respect to the Core Infrastructure Fund under the new subadvisory agreement with MFG Asset Management.  The Board considered the fact that Frontegra had renewed the contractual expense cap agreement on behalf of the Core Infrastructure Fund.  The Board noted that Frontegra was still waiving a portion of its fees for the Core Infrastructure Fund.  The Board concluded that Frontegra’s current level of profitability was reasonable considering the quality of management and the fact that Frontegra was waiving its fees and/or reimbursing expenses for the Core Infrastructure Fund.

Global Equity and Global Plus Funds (together, the “MFG Global Funds”)

Performance Record of the Funds.  The Board reviewed the performance record of the Institutional Class of the MFG Global Funds as of December 31, 2017.  The Board also reviewed performance information for the Service Class shares of the Global Plus Fund for the applicable periods.  It noted that the Institutional Class of the Global Equity Fund had outperformed its benchmark index for the one-year, three-year, five-year and since inception periods ended December 31, 2017.  The Board noted that the

Institutional Class of the Global Plus Fund had outperformed its benchmark index for the one-year and since inception periods ended December 31, 2017.  The Board concluded that Frontegra has developed the necessary expertise and resources in selecting and managing MFG Asset Management to provide investment advisory services as subadviser to the MFG Global Funds in accordance with its investment objective and strategy.  After considering all of the information, the Board concluded that, although past performance is not a guarantee of future results, the MFG Global Funds and their shareholders were likely to benefit from Frontegra’s continued management.

Advisory Fees.  The Board compared the MFG Global Funds’ contractual advisory fee and total expense ratios to industry data with respect to other mutual funds in the same Morningstar peer group.  The Board noted that the advisory fees for the MFG Global Funds were higher than the industry average for funds in the same Morningstar category.  It also noted that the total expense ratios of the Institutional Class shares of each of the MFG Global Funds and Service Class shares of the Global Plus Fund, after giving effect to the contractual expense cap agreement, were generally in line with industry averages.  The net expense ratio of the Class Y shares of the Global Plus Fund was below the industry average of comparable funds.  The Board concluded that the advisory fees to be paid by the MFG Global Funds to Frontegra were reasonable in light of the nature and quality of services to be provided and fees paid by comparable funds.

Costs and Profitability.  The Board considered information regarding the costs and profitability of Frontegra with respect to the Funds.  The Board considered the amount of the advisory fee Frontegra would retain with respect to each of the MFG Global Funds under the new subadvisory agreement with MFG Asset Management.  The Board considered the fact that Frontegra had renewed the contractual expense cap agreement on behalf of the MFG Global Funds.  The Board noted that Frontegra was still waiving a portion of its fees for each of the MFG Global Funds.  The Board concluded that Frontegra’s current level of profitability was reasonable considering the quality of management and the fact that Frontegra was waiving its fees and/or reimbursing expenses for the MFG Global Funds.

Select Infrastructure Fund

Performance Record of the Fund.  The Board noted that there was no prior performance of the Select Infrastructure Fund to consider, but they had considered the Adviser’s experience in selecting and managing subadvisers, and that MFG Asset Management acted as subadviser to three other series of the Company, including another infrastructure fund.  The Board concluded that Frontegra has developed the necessary expertise and resources in selecting and managing MFG Asset Management to provide investment advisory services as subadviser to the Select Infrastructure Fund in accordance with its investment objective and strategy. After considering all of the information, the Board concluded that the Select Infrastructure Fund and its shareholders were likely to benefit from Frontegra’s management.

Proposed Advisory Fees.  The Board compared the Select Infrastructure Fund’s contractual advisory fee and total expense ratio to the industry data with respect to other mutual funds in the same Morningstar peer group.  The Board noted that the advisory fee for the Select Infrastructure Fund was below the industry average for funds in the same Morningstar category, and that the total expense ratio of the Institutional Class and Service Class shares of the Select Infrastructure Fund, after giving effect to the contractual expense cap agreement, were both well below industry averages.  The Board also considered the advisory fee paid to Frontegra by another infrastructure portfolio of the Company, the Core Infrastructure Fund.  The Board concluded that the proposed advisory fee to be paid by the Select Infrastructure Fund to Frontegra was reasonable in light of the nature and quality of services to be provided and fees paid by comparable funds.

Costs and Profitability.  The Board considered the amount of the advisory fee Frontegra would retain with respect to the Select Infrastructure Fund, like the other MFG Funds.  The Board did not consider the costs of services to be provided or Frontegra’s profitability because the Select Infrastructure Fund had not yet commenced operations as of the date of the Board meeting.

Board Considerations Applicable to all Funds

Nature, Extent and Quality of the Services to be Provided.  The Board considered Frontegra’s background and services it would continue to provide to the Subadvised Funds and their shareholders under the New Advisory Agreement, as well as the qualifications and background of Frontegra and its personnel.  The Board noted that Frontegra serves as a manager of managers and had selected the subadvisers to make the day-to-day investment decisions for the Subadvised Funds.  The Board considered that Frontegra has 22 years of experience in hiring and supervising subadvisers to portfolios in the Frontier family of funds.  The Board discussed Frontegra’s responsibilities for overseeing the subadvisers and supervising the management of the Subadvised Funds’ investments.  The Board also considered the quality of other services provided by Frontegra, including monitoring each Fund’s compliance with applicable requirements under the securities laws, due diligence of subadvisers, performance oversight, risk management oversight, oversight and coordination of service providers, oversight of financial reporting, oversight of the Subadvised Funds’ valuation policy, administration of the Subadvised Funds’ compliance program and the shareholder servicing and administrative services provided by Frontegra to the Subadvised Funds, such as the provision of Fund officers and office space.  The Board concluded that the range of services to be provided by Frontegra was appropriate and that Frontegra was qualified to provide such services.  The Board took into account that there will be no changes that will adversely impact Frontegra’s ability to provide the same quality of services as were provided under the Existing Advisory Agreement; the advisory services to be provided under the New Advisory Agreement are substantially similar to those provided under the Existing Advisory Agreement.  The Board concluded that the range of services to be provided by Frontegra was appropriate and that Frontegra was qualified to provide such services.

Economies of Scale.  The Board reviewed asset levels on a per Fund and aggregate basis, and considered whether there may be economies of scale in the management of each Fund at current levels and if its assets were to increase significantly.  The Board noted that the Global Equity Fund is closed to new investors.  The Board concluded that the assets of the Subadvised Funds were not likely to increase to such an extent that breakpoints would be appropriate, particularly in light of the expense cap agreements in place between Frontegra and each Subadvised Fund and that the current fee arrangements were appropriate.

Benefits to Frontegra.  The Board considered information presented regarding any benefits to Frontegra or its affiliates from serving as adviser to the Subadvised Funds (in addition to the advisory fee).  The Board noted that Frontier, an affiliated company, provides consulting and marketing services to, and is compensated by, MFG Asset Management and Phocas for new client relationships introduced to the subadvisers, and the Distributor may receive success fees for new relationships introduced to the Funds subadvised by MFG Asset Management.  However, the Board determined that Frontegra’s services to the subadvised Funds would not be compromised by this potential conflict of interest, noting that the Funds do not pay any success fees to Frontier or any affiliate.  The Board also considered financial arrangements, stock ownership and other benefits to Mr. Forsyth under the purchase and sale agreements and the employment agreement with a subsidiary of MFG, as well as the parties’ undertaking to comply with the Section 15(f) safe harbor with respect to payments in connection with the transfer of advisory arrangements.  On the basis of its review of the foregoing information, the Board found that the terms of the New Advisory Agreement were fair and reasonable and in the best interest of each Fund’s shareholders.

PROPOSAL 3

APPROVAL OF THE NEW SUBADVISORY AGREEMENT BETWEEN FRONTEGRA
AND PHOCAS FINANCIAL CORPORATION

The Board recommends that the shareholders of the Frontier Phocas Small Cap Value Fund (the “Phocas Fund”) approve the proposed new subadvisory agreement between Frontegra and Phocas Financial Corporation (“Phocas”) (the “New Phocas Agreement”).

At the Meeting, shareholders of the Phocas Fund will be asked to approve the New Phocas Agreement.  The New Phocas Agreement contains substantially similar terms and the identical fee structure as the prior subadvisory agreement between Frontegra and Phocas dated October 6, 2010, as amended (the “Existing Phocas Agreement”).  The New Phocas Agreement would continue the relationship between Frontegra and Phocas.  Under the New Phocas Agreement, Phocas will continue to provide continuous advice and recommendations concerning the investments of the Phocas Fund and be responsible for placing purchase and sell orders for portfolio transactions.  As discussed in greater detail under the “Background” section, the New Phocas Agreement will become effective upon closing of the Transaction, subject to approval of the shareholders of the Phocas Fund.

The Board last approved the Existing Phocas Agreement on May 22, 2018 as part of its regular annual review process.  The initial shareholder of the Phocas Fund approved the Existing Phocas Agreement on October 5, 2010.

Compensation Paid to Phocas

Under the Existing Phocas Agreement, Phocas is compensated by Frontegra for its investment advisory services at the annual rate of 0.25% of the Phocas Fund’s average daily net assets (“ADNA”) when the Fund has net assets of $75,000,000 or less.  When the Phocas Fund’s net assets exceed $75,000,000, Frontegra will compensate Phocas at 50% of the net advisory fee received by Frontegra from the Phocas Fund after giving effect to any fee waiver or reimbursement by Frontegra pursuant to the expense cap agreement.  If Frontegra is required to reimburse Fund expenses where net assets are $75,000,000 or less, no subadvisory fee is payable to Phocas.  The fee structure under the New Phocas Agreement is identical to the fee structure under the Existing Phocas Agreement.

During the fiscal year ended June 30, 2018, Phocas received $[•] as compensation for its subadvisory services to the Phocas Fund.

Information about Phocas

Phocas.  Phocas is a registered investment adviser that was organized in 2005 and is located at 980 Atlantic Avenue, Suite 106, Alameda, California 94501.  Phocas is an asset management firm that serves as investment adviser to individual and institutional clients.  Phocas provides investment advisory services to the Phocas Fund and also serves as investment adviser to separately managed accounts.  As of May 31, 2018, Phocas had approximately $1.28 billion under management.

William Schaff is considered to be a control person of Phocas due to his ownership interest in and position with Phocas.

Portfolio Management Team.  Phocas’ portfolio managers are responsible for the day-to-day management of the Phocas Fund’s portfolio.  William Schaff is the lead portfolio manager and Steve Block is the co-portfolio manager of the Phocas Fund.

William Schaff, CFA, founded Phocas in June 2005 and has been a co-portfolio manager of the Phocas Fund since its inception.  He also jointly managed the Wells Fargo Advantage Large Company Value Fund from February 2008 to February 2017.  From 1986 to 2005, Mr. Schaff managed institutional equity portfolios and mutual funds for Bay Isle Financial LLC, Janus Capital Group, Berger LLC and the Undiscovered Managers organization.  Mr. Schaff was President and Chief Investment Officer of Bay Isle Financial LLC before it became a fully-owned subsidiary of Janus Capital Management, and was President of Bay Isle Financial LLC and Portfolio Manager at Janus Capital Management.  Mr. Schaff was the lead portfolio manager of the Undiscovered Managers REIT Fund from January 1998 through December 31, 2003.  Mr. Schaff was the sole manager of the Janus World Funds Plc US REIT Fund from September 2003 through February 2005.  Mr. Schaff was also the lead portfolio manager of the Janus Adviser Small Company Value Fund (formerly named Janus Adviser Small Cap Value Fund) from April 2002 to February 2005.

Mr. Schaff holds a Masters degree in Engineering from the University of California, Davis.  He has earned the right to use the Chartered Financial Analyst designation and is a member of the Security Analysts of San Francisco.  Mr. Schaff served as Trustee and Chairperson of the Investment Committee of Alameda County Employee’s Retirement Association from 1998 to 2003.

Steve Block, CFA, joined Phocas in March 2006.  Mr. Block has been co-portfolio manager of the Phocas Fund since its inception.  He also jointly managed the Wells Fargo Advantage Large Company Value Fund from February 2008 to February 2017.  Mr. Block was a co-Portfolio Manager of Bay Isle Financial LLC’s Separate Account Large Cap Value Portfolios and Senior Analyst on the Janus Adviser Small Company Value Fund from 2002 to 2005.

Mr. Block received his MBA from the University of Michigan’s Ross School of Business in accounting and finance.  He received his B.A. degree from University of California, San Diego, in Quantitative Economic Decision Science.  He has earned the right to use the Chartered Financial Analyst designation and is a member of the Security Analysts of San Francisco.

Summary of the New Phocas Agreement and Existing Phocas Agreement

A copy of the New Phocas Agreement is attached to this Proxy Statement as Exhibit C.  The following description of the New Phocas Agreement is only a summary; however, all material terms of the New Phocas Agreement have been included in the summary.  You should refer to Exhibit C for the New Phocas Agreement, and the description set forth in this Proxy Statement of the New Phocas Agreement is qualified in its entirety by reference to Exhibit C.

The subadvisory services to be provided by Phocas under the New Phocas Agreement are substantially the same and the fee structure is identical as under the Existing Phocas Agreement.  The changes between the New Phocas Agreement and the Existing Phocas Agreement generally relate to clarifying changes in regarding Phocas’ services under applicable regulatory requirements and updates to certain business terms.

Subadvisory Services.  Both the New Phocas Agreement and Existing Phocas Agreement provide that Phocas serves as the Phocas Fund’s subadviser.  Subject to the 1940 Act, the directions of Frontegra and the Board, the investment policies and restrictions of the Phocas Fund and compliance policies and procedures of the Phocas Fund, Phocas is authorized and directed to purchase, hold, sell and monitor on a continuous basis investments for the accounts of the Phocas Fund.  Under both agreements, Phocas will conduct a continual program of investment, evaluation, and, if appropriate, sale and reinvestment of the Phocas Fund’s investments.  Additionally, under both agreements, Phocas is authorized and directed, subject to the general supervision of Frontegra and the Board, to establish and maintain accounts on behalf of the Phocas Fund, place orders for the purchase and sale of Phocas Fund investments with or through such persons, brokers or dealers as Phocas may select, and negotiate commissions to be paid on such transactions.  Both agreements further provide that Phocas will seek to obtain the most favorable combination of price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as provided in the agreements.  The New Phocas Agreement clarifies that, as subadviser, Phocas has discretionary investment authority and will exercise all rights of security holders with respect to securities held by the Phocas Fund, including, but not limited to, converting, tendering, exchanging or redeeming securities, providing information related to class-action litigation and exercising rights in the context of bankruptcy or other reorganization.

Subadvisory Fee.  Both the New Phocas Agreement and Existing Phocas Agreement contain the identical fee structures, under which Frontegra pays Phocas a subadvisory fee based on a percentage of the Phocas Fund’s ADNA or the net advisory fee received by Frontegra.  The New Phocas Agreement provides that during any month in which Frontegra recoups previously waived fees or reimbursed expenses related to the period during which the subadvisory fee was based on a percentage of the net advisory fee received by Frontegra from the Phocas Fund, Phocas will be paid the same percentage of the recoupment.

Duration and Termination.  Both the New Phocas Agreement and Existing Phocas Agreement provide that the agreement will be effective with respect to the Phocas Fund after it has been approved in accordance with the 1940 Act and the Exhibit relating to such Fund has been executed by Frontegra and Phocas.  Both agreements provide that they will remain in effect for a Fund for two years from the effective date, and thereafter for successive periods of one year, subject to annual approval as required by the 1940 Act.  Both agreements provide that they may be terminated at any time on 60 days’ prior written notice to Phocas by vote of the majority of the Board or by vote of a majority of the outstanding voting securities of the Phocas Fund without the payment of a penalty.  Both agreements provide that they may be terminated by Phocas upon not less than 120 days’ written notice to Frontegra, the Company and the Phocas Fund.

Payment of Expenses.  Both the New Phocas Agreement and Existing Phocas Agreement provide that Phocas will bear all expenses incurred by it in connection with its services under the agreement other than the costs of the Phocas Fund investments purchased or sold by the Phocas Fund.  The New Phocas Agreement provides that in the event Frontegra is required to reimburse the expenses of the Phocas Fund under the terms of the expense cap agreement between Frontegra and the Company, on behalf of the Phocas Fund, provided that the Phocas Fund has net assets greater than $75,000,000, Phocas will reimburse Frontegra for 50% of the expenses paid by Frontegra in the applicable month.  Both agreements provide that Phocas will not be responsible for any expenses incurred by the Phocas Fund or Frontegra.

Limitation on Liability.  Both the New Phocas Agreement and Existing Phocas Agreement provide that, in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Agreements, Phocas will not be liable for errors of judgment or mistake of law or for any loss suffered by Frontegra, the Company, the Phocas Fund or its shareholders in connection with matters to which the Agreements relate.

Other Provisions.  The New Phocas Agreement adds provisions to clarify obligations under the 1940 Act and other regulatory requirements, and to make other minor changes, generally to conform to recent subadvisory agreements with respect to other portfolios of the Company.  The New Phocas Agreement updates the exclusivity provision by providing that Phocas may act as a subadviser to a registered investment company, or series thereof, that is in the same Lipper category as the Phocas Fund and is not sponsored by or otherwise affiliated with Phocas and is marketed primarily to retail investors.  The New Phocas Agreement adds a provision that Phocas must obtain approval from Frontegra for any affiliated transactions and clarifies that Phocas will vote proxies solicited by or with respect to the issuers of securities in the Phocas Fund in accordance with its own proxy voting policies.  In addition, under the

New Phocas Agreement, Phocas agrees to review and certify to the Fund’s proxy voting record upon request.  The New Phocas Agreement also clarifies each party’s rights in their name is used in connection with investment products, services or otherwise.  The New Phocas Agreement also provides that Phocas will provide information necessary for the Fund’s regulatory filings, provide assistance with respect to the Fund’s liquidity risk management program and provide advance notice of certain events, such as change in the Fund’s portfolio management team or the occurrence of any event that would disqualify Phocas from serving as an investment adviser to the Fund.  The New Phocas Agreement also requires Phocas to maintain business continuity, cybersecurity, disaster recovery and backup capabilities and facilities and adhere to the Fund’s Marketing Compliance Policy and updates the confidentiality provision.

Board Approval and Recommendation

When the Board reviewed the New Phocas Agreement at a regular meeting on May 22, 2018, the Board was provided materials relevant to its consideration of the New Phocas Agreement, such as performance assessments against the Phocas Fund’s peer group and benchmark index, Phocas’ Form ADV, information regarding Phocas’ compliance program, personnel and financial condition, summary data and risk management reports provided by Fund management and a memorandum prepared by the Company’s legal counsel.  The Board considered the subadvisory fees paid by Frontegra to Phocas, noting that the subadvisory fee structure was negotiated at arm’s length between Frontegra and Phocas, an unaffiliated third party, and also noted, when considering the subadvisory fee, that Frontegra compensates Phocas from its own fees.  The Independent Directors met in executive session to discuss Phocas’ 15(c) response and the proposed approval of the New Phocas Agreement.  During the executive session, the Independent Directors discussed the responsibilities and duties of the Board in considering the approval of the New Phocas Agreement with the Company’s legal counsel.  The Independent Directors also met in executive session with the Company’s Chief Compliance Officer to discuss compliance matters.

In approving the New Phocas Agreement, the Board considered the following factors and made the following conclusions with respect to the Phocas Fund:

Nature, Extent and Quality of the Services to be Provided.  The Board reviewed and considered Phocas’ investment strategy, experience as a small cap value manager, key personnel involved in providing investment management services to the Phocas Fund, compliance record and financial condition.  The Board also considered services that will continue to be provided by Phocas under the New Phocas Agreement, including managing the Phocas Fund’s investments, the selection of broker-dealers for execution of portfolio transactions, monitoring adherence to the Phocas Fund’s investment restrictions, reporting and assisting with the Phocas Fund’s compliance program.  The Board considered the clarifying changes added to the New Phocas Agreement about other services provided to the Fund and regulatory obligations of Phocas as subadviser.  The Board concluded that the nature, extent and quality of the services provided by Phocas to the Phocas Fund were appropriate and that the Phocas Fund was likely to continue to benefit from services provided by Phocas under the New Phocas Agreement.

Investment Performance of the Phocas Fund.  The Board reviewed the performance record of the Institutional Class of the Phocas Fund for the one-year, three-year, five-year, 10-year and since-inception periods ended December 31, 2017.  The Board also reviewed performance information for the Service Class shares for the applicable periods.  The Board noted that the Institutional Class of the Phocas Fund had underperformed its benchmark index for the three-year period and had outperformed its benchmark index for the one-year, five-year, ten-year and since inception periods ended December 31, 2017.  The Board noted that the Phocas Fund had been reorganized into the Company in 2010 and returns for the since inception period includes the returns for the predecessor fund, also managed by Phocas.  The Board also reviewed the performance of Phocas’ composite of other accounts managed in the small cap value style.  The Board concluded that the Phocas Fund’s performance was satisfactory and that Phocas would continue to provide a high level of subadvisory services to the Phocas Fund.

Subadvisory Fees.  The Board reviewed and considered the subadvisory fee payable by Frontegra to Phocas under the New Subadvisory Agreement.  The Board determined that the subadvisory fee was appropriate.  In evaluating the subadvisory fee, the Board noted that such amounts are paid by Frontegra and that therefore the overall advisory fee paid by the Phocas Fund is not directly affected by the subadvisory fee.

Costs and Profitability.  The Board did not consider the cost of services provided by Phocas or the profitability to Phocas from its relationship with the Phocas Fund to be material factors because the subadvisory fee is paid by Frontegra.

Economies of scale.  Because the subadvisory fee is not paid by the Phocas Fund, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as the Phocas Fund’s assets increase.

Benefits to Phocas.  The Board considered information presented regarding any benefits to Phocas from serving as subadviser to the Phocas Fund (in addition to the subadvisory fee).  The Board noted Phocas’ representation that the Phocas Fund allows Phocas to serve clients that do not meet Phocas’ eligibility criteria for separate accounts.  The Board noted that Frontier, an affiliated company, provides consulting and marketing services to Phocas for which Frontier may be compensated by Phocas.  The Board concluded that the benefits realized by Phocas from its relationship to the Phocas Fund were reasonable.

On the basis of its review of the foregoing information, the Board found that the terms of the New Phocas Agreement were fair and reasonable and in the best interest of the shareholders of the Phocas Fund.

PROPOSAL 4

APPROVAL OF THE NEW SUBADVISORY AGREEMENT BETWEEN FRONTEGRA
AND MAGELLAN ASSET MANAGEMENT LIMITED DOING BUSINESS AS MFG ASSET MANAGEMENT

The Board recommends that the shareholders of the Frontier MFG Core Infrastructure Fund (the “Core Infrastructure Fund”), the Frontier MFG Global Equity Fund (the “Global Equity Fund”), the Frontier MFG Global Plus Fund (the “Global Plus Fund”) and the Frontier MFG Select Infrastructure Fund (the “Select Infrastructure Fund”) (collectively, the “MFG Funds”) approve the proposed new subadvisory agreement between Frontegra and Magellan Asset Management Limited doing business as MFG Asset Management (“MFG Asset Management”) (the “New MFG Agreement”).

At the Meeting, shareholders of the MFG Funds will be asked to approve the New MFG Agreement.  The New MFG Agreement contains substantially similar terms with respect to the subadvisory services to be provided by MFG as the prior subadvisory agreement between Frontegra and MFG Asset Management dated December 28, 2011, as amended (the “Existing MFG Agreement”) and adds provisions allocating the responsibility for certain administrative, shareholder services and other services to MFG Asset Management.  The New MFG Agreement also has an amended fee structure for each of the MFG Funds, other than the Select Infrastructure Fund.  The New MFG Agreement increases the subadvisory fees payable to MFG Asset Management from 75% of the net fee received by Frontegra to 100% of the net fee received by Frontegra from each MFG Asset Management Fund, less an annual flat fee of $200,000 to be retained by Frontegra, with respect to the Core Infrastructure, Global Equity and Global Plus Funds.  This fee schedule is already in place for the Select Infrastructure Fund, which was recently registered with the SEC.  Accordingly, no changes are proposed to the fee schedule for this Fund.  The New MFG Agreement will become effective upon the closing of the Transaction, subject to approval of the shareholders of each MFG Fund.

Under the New MFG Agreement, MFG will continue to provide continuous advice and recommendations concerning the investments of the MFG Funds and be responsible for selecting the broker-dealers who execute the portfolio transactions.  The Board last approved the Existing MFG Agreement on May 22, 2018 as part of its regular annual review process.  The initial shareholder of the Global Equity Fund approved the Existing MFG Agreement on December 27, 2011.  The initial shareholder of the Global Plus Fund approved the existing MFG Agreement on March 23, 2015.  The initial shareholder of the Core Infrastructure Fund approved the existing MFG Agreement on January 13, 2012.  The initial shareholder of the Select Infrastructure Fund approved the Existing MFG Agreement on June 26, 2018.

Compensation Paid to MFG

Under the New MFG Agreement, MFG Asset Management is compensated by Frontegra for its investment advisory services at 100% of the net fee received by Frontegra from each MFG Fund after giving effect to any contractual or voluntary expense cap borne by Frontegra, less an annual flat fee of $200,000 to be retained by Frontegra.  In the event the annual net advisory fee is less than $200,000 for a MFG Fund, Frontegra will retain 100% of the net advisory fee and no subadvisory fee will be payable to MFG.  The proposed increase in compensation paid to MFG Asset Management reflects the fact that MFG Asset Management’s parent company, MFG, will become the majority owner of FNAH, the new parent company of Frontegra, and certain additional responsibilities of MFG Asset Management under the new agreement, as described below under “Summary of the New MFG Agreement and Existing MFG Agreement.”

Pursuant to expense cap agreements between Frontegra and the Company, on behalf of the MFG Funds, Frontegra contractually agreed to waive its management fee and/or reimburse each of the MFG Funds to ensure that the total operating expenses for each MFG Fund (excluding acquired fund fees and expenses), as a percentage of the average daily net assets (“ADNA”) of each Fund, are as follows:

	Total Operating Expenses as % of ADNA
Fund	Institutional Class	Service Class	Class Y
Core Infrastructure Fund	0.70%	0.85%	N/A
Global Equity Fund	0.80%	0.95%	N/A
Global Plus Fund	0.80%	0.95%	1.20%
Select Infrastructure Fund	0.80%	0.95%	N/A

Under the New MFG Agreement, MFG has agreed to pay (which is currently only relevant to the Select Infrastructure Fund) or reimburse, as applicable, 100% of the fees and expenses related to the organization of a MFG Fund, 100% of the expense reimbursements made by Frontegra under the expense cap agreement on behalf of a MFG Fund and 100% of amounts paid by Frontegra to financial intermediaries for sub-transfer agent, sub-accounting and other administrative services (collectively, “Sub-TA Fees”).

Under the Existing MFG Agreement, as compensation from Frontegra for its investment advisory services to the Core Infrastructure Fund, Global Equity Fund and Global Plus Fund, MFG Asset Management received 75% of the net fee received by Frontegra from such Fund after giving effect to any contractual or voluntary expense cap borne by Frontegra.  Under the Existing MFG Agreement, all fees and expenses related to the organization of each of the Core Infrastructure Fund, Global Equity Fund and Global Plus Fund, as well as all expense reimbursements made by Frontegra under the expense cap agreement on behalf of such Fund were borne 25% by Frontegra and 75% by MFG Asset Management.  MFG Asset Management currently pays a portion of the Sub-TA Fees paid by Frontegra with respect to the MFG Funds, but this obligation is not set forth in the Existing MFG Agreement.  Under the Existing MFG Agreement with respect to the Select Infrastructure Fund, the fee structure for MFG Asset Management and expense reimbursement obligations are identical to the fee structure and expense reimbursement obligations under the New MFG Agreement described above.

The table below shows:  (1) the total subadvisory fees that Frontegra paid to MFG for services provided to each of the MFG Funds listed below pursuant to the Existing MFG Agreement during the fiscal year ended June 30, 2018; (2) the total subadvisory fees Frontegra would have paid to MFG if the New MFG Agreement had been in effect during the same period; and (3) the increase between the two amounts expressed as a percentage of the prior subadvisory fees.

Fund	Prior Subadvisory Fees		New Subadvisory Fees		Increase Expressed as a % of the Existing Subadvisory Fee
Core Infrastructure Fund	$	[•]	$	[•]	[•]	%
Global Equity Fund	$	[•]	$	[•]	[•]	%
Global Plus Fund	$	[•]	$	[•]	[•]	%
Select Infrastructure Fund(1)	N/A		N/A		N/A

(1)              The Select Infrastructure Fund was not offered for sale as of June 30, 2018, and, therefore, MFG Asset Management did not receive any subadvisory fees from the Fund during the last fiscal year. Further, under the Existing MFG Agreement with respect to the Select Infrastructure Fund, the fee structure for MFG Asset Management and expense reimbursement obligations are identical to the fee structure and expense reimbursement obligations under the New MFG Agreement described above.

Information about MFG Asset Management

MFG Asset Management.  MFG Asset Management is a wholly owned subsidiary of MFG, a company listed on the Australian Securities Exchange.  MFG was founded in 2006 and is located at MLC Centre Level 36, 19 Martin Place, Sydney NSW 2000, Australia.  In addition to providing portfolio management services to the MFG Funds, MFG Asset Management serves as investment adviser to individual and institutional clients.  As of May 31, 2018, MFG had approximately U.S. $51 billion under management.  MFG Asset Management is a subsidiary of MFG, which will be the majority owner of Frontegra through its subsidiary FNAH following the Transaction.  Accordingly, Frontegra and MFG Asset Management will be affiliated companies and MFG Asset Management will be considered an affiliated subadviser of Frontegra as a result of the Transaction.

Portfolio Managers.

Gerald Stack joined MFG Asset Management in January 2007 and has served as a Portfolio Manager of the Core Infrastructure Fund since 2012.  Mr. Stack also has served as the Portfolio Manager of the Select Infrastructure Fund since its inception in 2018.  Mr. Stack is a senior member of MFG Asset Management’s Infrastructure Investment Team.  Prior to joining MFG Asset Management, Mr. Stack was a Director at Capital Partners (now known as CP2), a firm he joined in 1998.  He has a Bachelor’s Degree in Economics and an MBA from the University of Sydney and is a Chartered Accountant.

Ben McVicar joined MFG Asset Management in October 2013 as an Investment Analyst in the Infrastructure, Transport and Industrials Team and has served as Assistant Portfolio Manager since August 2016.  Mr. McVicar has served as a Portfolio Manager of the Core Infrastructure Fund since January 2017.  Prior to joining MFG Asset Management, Mr. McVicar spent nearly five years as an Equities Analyst at Credit Suisse in Sydney, Australia, where he was Lead Analyst for Australian Utilities.  He has a Bachelor’s Degree in Commerce from The University of Queensland and is a CFA Charterholder.

Hamish Douglass has served as the Lead Portfolio Manager of the Global Equity Fund since 2011.  Mr. Douglass has ultimate responsibility for the investment decisions for the Fund.  Mr. Douglass also serves as Lead Portfolio of the Global Plus Fund since its inception in 2015.  Mr. Douglass co-founded MFG Asset Management in July 2006 and serves as Chief Executive Officer of MFG Asset Management.  Prior to founding MFG Asset Management, Mr. Douglass served as Co-Head of Global Banking at Deutsche Bank, Australia, a firm he joined in 1998.  Mr. Douglass has a Bachelor’s Degree in Commerce from the University of New South Wales.

Summary of the New MFG Agreement and Existing MFG Agreement

A copy of the New MFG Agreement is attached to this Proxy Statement as Exhibit D.  The following description of the New MFG Agreement is only a summary; however, all material terms of the New MFG Agreement have been included in the summary.  You should refer to Exhibit D for the New MFG Agreement, and the description set forth in this Proxy Statement of the New MFG Agreement is qualified in its entirety by reference to Exhibit D.

The subadvisory services to be provided by MFG Asset Management under the New MFG Agreement are substantially the same as the Existing MFG Advisory Agreement.  The changes between the New MFG Agreement and the Existing MFG Agreement predominantly relate to the changes in compensation payable to MFG Asset Management and expense reimbursements by MFG Asset Management described above.  Additionally, the New MFG Agreement contains clarifying changes to reflect applicable regulatory requirements, adds provisions allocating responsibility for certain compliance, administrative and shareholder services to MFG Asset Management and makes other updating changes.

Subadvisory Services.  Both the New MFG Agreement and Existing MFG Agreement provide that MFG Asset Management serves as the MFG Funds’ subadviser.  Subject to the 1940 Act, the directions of Frontegra and the Board, the investment policies and restrictions of the MFG Funds and compliance policies and procedures of the MFG Funds, MFG Asset Management is authorized and directed to purchase, hold, sell and monitor on a continuous basis investments for the accounts of the MFG Funds.  Under both agreements, MFG Asset Management will conduct a continual program of investment, evaluation, and, if appropriate, sale and reinvestment of the MFG Funds’ investments in providing the aforementioned services.  Additionally, under both agreements, MFG Asset Management is authorized and directed, subject to the general supervisions of Frontegra and the Board, to establish and maintain accounts on behalf of the MFG Funds, place orders for the purchase and sale of the MFG Funds’ investments with or through such persons, brokers or dealers as MFG Asset Management may select, and negotiate commissions to be paid on such transactions.  Both agreements further provide that MFG Asset Management will seek to obtain the most favorable combination of price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerages and research services and provided in the agreements.  MFG Asset Management does not currently use soft dollars, although MFG Asset Management is permitted to do so under the New MFG Agreement.  The New MFG Agreement clarifies that, as subadviser, MFG Asset Management exercises discretionary investment authority and will exercise all rights of security holders with respect to securities held by the MFG Funds, including, but not limited to, converting, tendering, exchanging or redeeming securities, providing information related to class-action litigation and exercising rights in the context of bankruptcy or other reorganization.

Other Services.  The New MFG Agreement adds provisions regarding certain administrative and shareholder services performed by MFG Asset Management, including, but not limited to, assisting the Company’s officers in timely preparation and filing of the Company’s registration statement as it pertains to the MFG Funds, providing information necessary for the Funds’ regulatory filings, providing assistance and support to the MFG Funds’ service providers, as well as assisting and providing support to Frontegra, the Funds’ administrator, transfer agent and other applicable service providers in responding to shareholder inquiries.

Subadvisory Fee.  As described above, the New MFG Agreement contains a revised fee structure according to which MFG Asset Management is paid the net advisory fee received by Frontegra less an annual flat fee retained by Frontegra.  Under the Existing MFG Agreement, MFG Asset Management is compensated by Frontegra for its investment subadvisory services based on a percentage of the net advisory fee received by Frontegra.

Duration and Termination.  Both the New MFG Agreement and Existing MFG Agreement provide that the agreement will be effective with respect to each MFG Fund after it has been approved in accordance with the 1940 Act and the Exhibit relating to such Fund has been executed by Frontegra and MFG Asset Management.  Both agreements provide that the agreement will remain in effect for a Fund for two years from the effective date, and thereafter for successive periods of one year, subject to annual approval as required by the 1940 Act.  Both agreements provide that they may be terminated at any time on 60 days’ prior written notice to MFG Asset Management, by vote of the majority of the Board or by vote of a majority of the outstanding voting securities of the MFG Funds without the payment of a penalty.  Both agreements provide that they may be terminated by MFG Asset Management upon not less than 120 days’ written notice to Frontegra, the Company and the MFG Funds.

Payment of Expenses.  The New MFG Agreement also provides that MFG Asset Management will pay for or reimburse Frontegra for, as applicable, organizational expenses of the MFG Funds, any expense reimbursements made by Frontegra pursuant to the expense cap agreement, and all Sub-TA Fees paid by Frontegra.  These provisions have been added to reflect the fact that MFG Asset Management is retaining most of Frontegra’s net advisory fee under the revised fee schedule, and thus MFG Asset Management will fund these expenses that have historically been borne by Frontegra as investment adviser to the Funds.  Under the Existing MFG Agreement, MFG Asset Management has agreed to share in any expense reimbursements made by Frontegra pursuant to the expense cap agreement and, with respect to the Select Infrastructure Fund, pay for Sub-TA Fees paid by Frontegra.

Limitation on Liability.  Both the New MFG Agreement and Existing MFG Agreement provide that, in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Agreements, MFG Asset Management will not be liable for errors of judgment or mistake of law or for any loss suffered by Frontegra, the Company, the MFG Funds or its shareholders in connection with matters to which the Agreements relate.

Other Provisions.  The New MFG Agreement adds provisions to clarify obligations under the 1940 Act and other regulatory requirements, and to make certain other minor changes.  The New MFG Agreement clarifies that MFG Asset Management will vote proxies solicited by or with respect to the issuers of securities in the MFG Funds in accordance with its proxy voting policies.  In addition, in the New MFG Agreement, MFG Asset Management agrees to review and certify to the Funds’ proxy voting records upon request.  The New MFG Agreement provides that MFG Asset Management is responsible for identifying and complying with all applicable laws and regulations of the jurisdiction in which securities held by the MFG Funds are traded, including any applicable foreign ownership limits.  The New MFG Agreement also provides that MFG Asset Management will provide assistance with respect to the Fund’s liquidity risk management program and provide reasonable advance notice of changes in the Funds’ portfolio managers named in the prospectus.  The New MFG Agreement provides that MFG Asset Management will not invest a Fund’s assets in commodity interests regulated by the CFTC or NFA, except following prior notice to Frontegra and pursuant to an applicable exemption or exclusion.  The New MFG Agreement also requires MFG Asset Management to adopt procedures as necessary to comply with FATCA and prohibit any investments by the MFG Funds in issuer owned by Specially Designated Nationals or Blocked Persons or issuers or countries otherwise prohibited by a U.S. sanctions program, as well as maintain business continuity, cybersecurity, disaster recovery and backup capabilities and facilities.

Board Approval and Recommendation

When the Board reviewed the New MFG Agreement at a regular meeting on May 22, 2018, the Board was provided materials relevant to its consideration of the New MFG Agreement, such as performance assessments against each MFG Fund’s peer group and benchmark index, MFG Asset Management’s Form ADV, information regarding MFG Asset Management’s compliance program, personnel and financial condition, summary data and risk management reports provided by Fund management and a memorandum prepared by the Company’s legal counsel.  The Board was also provided with the MFG Asset Management’s responses to the Section 15(c) request submitted by the Company’s legal counsel on behalf of the directors.  The directors discussed the Transaction and the 15(c) response with two representatives of MFG who participated in the meeting, telephonically, including and the nature, extent and quality of the subadvisory and other services provided to the MFG Funds by MFG Asset Management.  The Board considered the subadvisory fees paid by Frontegra to MFG Asset Management, noting that the subadvisory fee structure was negotiated at arm’s length between Frontegra and MFG Asset Management, which was an unaffiliated third party at the time the fee schedule was negotiated.

The Independent Directors met in executive session to discuss MFG Asset Management’s 15(c) response and the proposed approval of the New MFG Agreement.  During the executive session, the Independent Directors discussed the responsibilities and duties of the Board of Directors in considering the approval of the New MFG Agreement with the Company’s legal counsel.  The Independent Directors also met in executive session with the Company’s Chief Compliance Officer to discuss compliance matters.

When evaluating the proposed increase in MFG Asset Management’s advisory fees and the fee that Frontegra would retain with respect to each MFG Fund, the Board considered information provided by MFG regarding the inter-company economic arrangements between FNAH and Frontegra following the Transaction.  Further, the Directors noted that MFG Asset Management’s and Frontegra’s response had confirmed that the restructuring of the subadvisory fee is not anticipated to affect the financial conditions or the resources of Frontegra, or its ability to provide the contracted services to the MFG Funds.  The Directors also considered their discussion with the representatives of MFG regarding business and tax aspects of the proposed fee structure.  The Board also considered the fact that MFG Asset Management had agreed to pay or reimburse Frontegra for organizational expenses of the MFG Funds (which would be relevant to the Select Infrastructure Fund, the Frontier MFG Global Sustainable Fund and any new funds subadvised by MFG Asset Management in the future), any expense reimbursements made by Frontegra pursuant to the expense cap agreement, and all Sub-TA Fees paid by Frontegra.  Lastly, the Board noted that Frontegra compensates MFG Asset Management from its own fees.  Accordingly, the new subadvisory fee structure will have no impact on the shareholders of the MFG Funds.

In approving the New MFG Agreement between Frontegra and MFG Asset Management, the Board considered the following factors and made the following conclusions with respect to each Fund.

Core Infrastructure Fund

Nature, extent and quality of the services provided.  The Board reviewed and considered MFG Asset Management’s investment strategy for the Core Infrastructure Fund, experience as a core infrastructure manager, key personnel involved in providing investment management services to the Core Infrastructure Fund and financial condition, including the financial condition of MFG Asset Management’s parent company, MFG.  The Board also considered services that will continue to be provided by MFG Asset Management under the New MFG Agreement, including the management of the Core Infrastructure Fund’s investments, the selection of broker-dealers for execution of portfolio transactions, monitoring adherence to Core Infrastructure Fund’s investment restrictions, reporting and assisting with the Core Infrastructure Fund’s compliance program.  The Board considered certain additional responsibilities MFG Asset Management had agreed to perform under the New MFG Agreement.  The Board concluded that the nature, extent and quality of the services provided by MFG Asset Management to the Core Infrastructure Fund were appropriate and that the Core Infrastructure Fund was likely to continue to benefit from services provided by MFG Asset Management under the New MFG Agreement.

Investment performance of the Fund.  The Board reviewed the performance record of the Institutional Class of the Core Infrastructure Fund for the one-year, three-year, five-year and since inception periods ended December 31, 2017.  The Board also reviewed performance information for the Service Class shares of the Core Infrastructure Fund for the applicable periods.  The Board noted that the Institutional Class of the Core Infrastructure Fund had outperformed its benchmark index for the one-year, three-year, five-year and since inception periods ended December 31, 2017.  The Board also considered MFG Asset Management’s quarterly portfolio commentary and discussion of the Core Infrastructure Fund’s performance.  The Board also reviewed the performance of MFG Asset Management’s composite of other accounts managed in the core infrastructure style.  The Board concluded that MFG Asset Management would continue to provide a high level of subadvisory services to the Core Infrastructure Fund.

Global Equity Fund and Global Plus Fund (the “MFG Global Funds”)

Nature, extent and quality of the services provided.  The Board reviewed and considered MFG Asset Management’s investment strategy for the MFG Global Funds, experience as a global equity manager, key personnel involved in providing investment management services to the MFG Global Funds and financial condition, including the financial condition of MFG Asset Management’s parent company, MFG.  The Board also considered services that will continue to be provided by MFG Asset Management under the New Subadvisory Agreement, including managing the MFG Global Funds’ investments, the selection of broker-dealers for execution of portfolio transactions, monitoring adherence to MFG Global Funds’ investment restrictions, reporting and assisting with the MFG Global Funds’ compliance program.  The Board considered certain additional responsibilities MFG Asset Management had agreed to perform under the New MFG Agreement.  The Board concluded that the nature, extent and quality of the services provided by MFG Asset Management to the MFG Global Funds were appropriate and that the MFG Global Funds was likely to continue to benefit from services provided by MFG Asset Management under the subadvisory agreement.

Investment performance of the Funds.  The Board reviewed the performance record of the Institutional Class of the MFG Global Funds as of December 31, 2017.  The Board also reviewed performance information for the Service Class shares of the Global Plus Fund for the applicable periods.  It noted that the Institutional Class of the Global Equity Fund had outperformed its benchmark index for the one-year, three-year, five-year and since inception periods ended December 31, 2017.  The Board noted that the Institutional Class of the Global Plus Fund had outperformed its benchmark index for the one-year and since inception periods ended December 31, 2017.  The Board also considered MFG Asset Management’s quarterly portfolio commentary and discussion of each of the MFG Global Funds’ performance.  The Board also reviewed the performance of MFG Asset Management’s composite of other accounts managed in the global equity and global equity plus style.  The Board concluded that MFG Asset Management would continue to provide a high level of subadvisory services to the MFG Global Funds.

Factors Applicable to the Core Infrastructure Fund and the MFG Global Funds

Subadvisory Fees.  The Board reviewed and considered the subadvisory fees payable by Frontegra to MFG Asset Management under the New MFG Agreement.  The Board considered the increase in subadvisory fees payable to MFG Asset Management and that MFG Asset Management agreed to pay for or reimburse Frontegra for, as applicable, organizational expenses of the MFG Funds, any expense reimbursements made by Frontegra pursuant to the expense cap agreement, and all Sub-TA Fees.  The Board determined that the increased subadvisory fee payable with respect to the Core Infrastructure Fund and the MFG Global Funds was appropriate in light of the fact MFG Asset Management’s parent company, MFG, will become the majority owner of FNAH, the parent company of Frontegra, and has represented that Frontegra will receive sufficient financial support through FNAH.  The Board also considered that the fees paid by shareholders of the MFG Funds will not change as a result of the restructuring of the subadvisory fee.  In evaluating the revised subadvisory fee for each Fund, the Board noted that such amounts are paid by Frontegra and that therefore the overall advisory fee paid by the Funds is not directly affected by the subadvisory fee.

Costs and Profitability.  The Board did not consider the cost of services provided by MFG Asset Management or the profitability to MFG Asset Management from its relationship with the Funds to be material factors because the subadvisory fee is paid by Frontegra.

Economies of Scale.  Because the subadvisory fee is not paid by the Funds, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as the Funds’ assets increase.

Benefits to MFG Asset Management.  The Board considered information presented regarding any benefits to MFG Asset Management from serving as subadviser to the MFG Core Infrastructure Fund and the MFG Global Funds (in addition to the subadvisory fee).  The Board noted that Frontier, an affiliated company, provides consulting and marketing services to MFG Asset Management for which Frontier (or the Distributor, with respect to new business referred to the MFG Funds) is compensated by MFG Asset Management. The Board concluded that the benefits realized by MFG Asset Management from its relationship with each Fund was reasonable.

Select Infrastructure Fund

Nature, extent and quality of the services provided.  The Board reviewed and considered MFG Asset Management’s investment strategy for the Select Infrastructure Fund, experience as an infrastructure manager, key personnel involved in providing investment management services to the Select Infrastructure Fund and financial condition, including the financial condition of MFG Asset Management’s parent company, MFG.  The Board considered their experience and familiarity with the services provided to another infrastructure portfolio of the Company subadvised by MFG Asset Management, the Core Infrastructure Fund.  The Board also considered services that will continue to be provided by MFG Asset Management under the New MFG Agreement, including the management of the Select Infrastructure Fund’s investments, the selection of broker-dealers for execution of portfolio transactions, monitoring adherence to Select Infrastructure Fund’s investment restrictions, reporting and assisting with the Select Infrastructure Fund’s compliance program.  The Board considered certain additional responsibilities MFG Asset Management had agreed to perform under the New MFG Agreement.  The Board concluded that the nature, extent and quality of the services provided by MFG Asset Management to the Select Infrastructure Fund were appropriate and that the Select Infrastructure Fund was likely to benefit from services provided by MFG Asset Management under the New MFG Agreement.

Investment performance of the Fund.  The Board noted that there was no prior performance of the Select Infrastructure Fund to consider, but they had considered the MFG Asset Management’s experience as subadviser to three other series of the Company, including the Core Infrastructure Fund.  The Board concluded that MFG Asset Management has developed the necessary expertise and resources to provide investment subadvisory services as subadviser to the Select Infrastructure Fund in accordance with its investment objective and strategy based on its management of the other MFG Funds. After considering all of the information, the Board concluded that the Select Infrastructure Fund and its shareholders were likely to benefit from services provided by MFG Asset Management under the New MFG Agreement.

Subadvisory fees.  The Board reviewed and considered the subadvisory fee payable by Frontegra to MFG Asset Management under the New MFG Agreement.  The Board determined that the subadvisory fee was appropriate, noting that the fee structure for MFG Asset Management with respect to the Select Infrastructure Fund under the new agreement is identical to the fee structure under the Existing MFG Agreement described above.  In evaluating the subadvisory fee, the Board noted that such amounts are paid by Frontegra and that therefore the overall advisory fee paid by the Select Infrastructure Fund is not directly affected by the subadvisory fee.

Costs and Profitability.  MFG Asset Management did not provide any specific information regarding the costs of services to be provided or the profits it might realize because the Select Infrastructure Fund had not yet commenced operations as of the date of the Board meeting.

Economies of Scale.  Because the subadvisory fee is not paid by the Select Infrastructure Fund, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as the Select Infrastructure Fund’s assets increase.

Benefits to MFG Asset Management.  The Board considered information presented regarding any benefits to MFG Asset Management from serving as subadviser to the Select Infrastructure Fund (in addition to the subadvisory fee).  The Board noted that Frontier, an affiliated company, provides consulting and marketing services to MFG Asset Management for which Frontier (or the Distributor, with respect to new business referred to the MFG Funds) will be compensated by MFG Asset Management.  The Board concluded that the benefits realized by MFG Asset Management and its affiliates from its relationship to the Select Infrastructure Fund were reasonable.

On the basis of its review of the foregoing information, the Board found that the terms of the New MFG Agreement were fair and reasonable and in the best interest of the shareholders of the MFG Funds.

ADDITIONAL INFORMATION

Voting Information

Record Date.  Only shareholders of record at the close of business on July [  ], 2018 (the “Record Date”) will be entitled to vote at the Meeting and at any postponement or adjournment thereof.  Each full Share is entitled to one vote and each fractional Share is entitled to a proportionate fractional vote.  As of the Record Date, the following shares of each Fund were issued and outstanding.  [To be updated]

Fund	Institutional Class	Service Class	Class Y	Total Number of Shares Outstanding

Timpani Small Cap Growth Fund	[•]	[•]	N/A	[•]
Phocas Small Cap Value Fund	[•]	[•]	N/A	[•]
MFG Core Infrastructure Fund	[•]	[•]	N/A	[•]
MFG Global Equity Fund	[•]	[•]	N/A	[•]
MFG Global Plus Fund	[•]	[•]	[•]	[•]
MFG Select Infrastructure Fund	[•]	[•]	[•]	[•]

Quorum.  In order for a vote on any Proposal to be taken at the Meeting, there must exist a quorum of shareholders of the Company or Fund, as applicable, eligible to vote on such Proposal.  The presence at the Meeting, in person or by proxy, of shareholders representing one-third of the shares outstanding and entitled to vote on a Proposal constitutes a quorum for such Proposal.  For purposes of determining the presence of a quorum, abstentions and broker “non-votes” will be counted as present.  Broker “non-votes” occur when a nominee holding shares for a beneficial owner does not vote on a proposal because the nominee does not have discretionary voting powers with respect to that proposal and has not received instructions from the beneficial owner.

In the event that the necessary quorum to transact business is not present at the Meeting, or the vote required to approve any proposal is not obtained, the chairman of the Meeting, in order to permit the further solicitation of proxies, may adjourn the Meeting with respect to one or more proposals from time to time to a date not more than 120 days after the original record date of the Meeting without further notice other than announcement at the Meeting.  Alternatively, if a shareholder vote is called on any proposal to adjourn, the persons named as proxies, or their substitutes, will vote those proxies that they are entitled to vote FOR the approval of the proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST the approval of the proposal against such an adjournment.

Votes Required to Pass Proposals.

Proposal 1.  Shareholders of all Funds will vote together for purposes of electing the director nominees.  A director nominee must receive the affirmative vote of a plurality of votes cast at the Meeting in order to be elected to the Board.  Abstentions and broker non-votes will have no effect on the Proposal.  Shareholder approval of Proposal 1 is not contingent upon shareholder approval of Proposals 2, 3 or 4.

Proposal 2.  Shareholders of the Phocas Fund, Core Infrastructure Fund, Global Equity Fund, Global Plus Fund and Select Infrastructure Fund will vote separately for purposes of approving the New Advisory Agreement.  In order for the New Advisory Agreement to be approved with respect to a particular Fund, it must be approved by the holders of a “majority of the outstanding voting securities” of such Fund.  The term “majority of the outstanding voting securities,” as defined in the 1940 Act and as used in this Proxy Statement, means:  the affirmative vote of the lesser of (i) 67% of the voting securities of a Fund present at the Meeting if more than 50% of the outstanding voting securities of a Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of a Fund.  Abstentions and broker non-

votes will have the effect of a “no” vote on the Proposal.  The closing of the purchase of Frontegra is contingent upon shareholder approval of Proposal 2 by all Subadvised Funds, each voting separately.

Proposals 3 and 4.  Only shareholders of the applicable Fund are entitled to vote on approval of the new subadvisory agreement applicable to their Fund.  Shareholders of the Subadvised Funds will vote separately for purposes of approving the new subadvisory agreement applicable to their Fund and the approval or disapproval of Proposals 3 or 4 by any Subadvised Fund will not affect the outcome of the vote on any other Subadvised Fund.  In order for a new subadvisory agreement to be approved with respect to a particular Fund, it must be approved by the holders of a “majority of the outstanding voting securities” of such Fund.  The term “majority of the outstanding voting securities,” as defined in the 1940 Act and as used in this Proxy Statement, means:  the affirmative vote of the lesser of (i) 67% of the voting securities of a Fund present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of a Fund.  Abstentions and broker non-votes will have the effect of a “no” vote on a Proposal.  The implementation of Proposal 3 is contingent on the approval of Proposal 2 by shareholders of the Phocas Fund.  The implementation of Proposal 4 with respect to each of the MFG Funds is contingent upon the approval of Proposal 2 by the shareholders of the applicable MFG Fund.

Alternatives.  If any of Proposals 2, 3 or 4 is not approved by shareholders of the applicable Funds, the Board of Directors will consider other alternatives and will take such actions as it considers to be in the best interests of the shareholders of the Subadvised Funds, which may include continuing to operate under the Existing Agreements, operating under temporary advisory and subadvisory agreements in accordance with Rule 15a-4 of the 1940 Act, liquidating certain Funds or finding a new adviser or subadviser.

Voting Proxies.  Shareholders may provide their voting instructions through mail, telephone touch-tone voting or Internet voting.  These options require shareholders to input a control number which is located on the proxy card.  After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposals.  Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link.  In addition to confirming their voting instructions prior to submission, shareholders who vote via the Internet will, upon request, receive an e-mail confirming their instructions.

If a shareholder wishes to attend the Meeting, the shareholder may still submit the proxy card originally sent with this Proxy Statement.  Should shareholders require additional information regarding the proxy or a replacement proxy card, they may call the Company toll-free at 1-888-825-2100.  Any proxy given by a shareholder is revocable until voted at the Meeting.

Any shareholder of the Funds giving a proxy has the power to revoke it prior to its exercise by mail (addressed to the Secretary at the principal executive office of the Company, at the address for the Company shown at the beginning of this Proxy Statement), or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund.  All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, FOR each director nominee and FOR the other Proposals referred to in the Proxy Statement and in the discretion of the persons named as proxies on such procedural matters that may properly come before the Meeting.

The Board, at any time, may elect to withdraw a Proposal from consideration at the Meeting.  A decision to withdraw a Proposal may arise if, because of changed circumstances, the Proposal is either no longer necessary or appropriate.  Should the Board elect to withdraw a Proposal, the Proposal will not be presented at the Meeting, and any proxies received regarding that Proposal will not be voted.  If time permits, shareholders will be notified if the Proposal is withdrawn.

Security Ownership of Certain Beneficial Owners.  The following table sets forth certain information with respect to the beneficial ownership of Shares of any class of the Funds as of the Record Date for the following persons:

•                  persons known by the Company to own beneficially or of record 5% or more of the outstanding Shares of any class of the Funds:

•                  each of the directors;

•                  each of the officers; and

•                  All of the directors and officers as a group

[To be updated following Record Date]

Name and Address	Fund and Class of Shares	Number of Shares	Percent of Class
Directors and Officers:
David L. Heald	Phocas Small Cap Value Fund—Institutional Class
MFG Core Infrastructure Fund—Institutional Class

Steven K. Norgaard	—

James N. Snyder	MFG Core Infrastructure Fund—Institutional Class

William D. Forsyth III	Timpani Small Cap Growth Fund—Institutional Class
Timpani Small Cap Growth Fund—Service Class
Phocas Small Cap Value Fund—Service Class
MFG Core Infrastructure Fund—Institutional Class
MFG Core Infrastructure Fund—Service Class
MFG Global Equity Fund—Institutional Class
MFG Global Plus Fund—Service Class

Elyce D. Dilworth
Directors and Officers as a Group (5)

5% Shareholders:

*The Company believes that this entity, the holder of record of these shares, is not the beneficial owners of such shares.

As of the Record Date, no person owned a controlling interest (i.e., more than 25%) in the Company.  However, [   ] owned a controlling interest in the MFG Global Equity Fund, [   ] owned a controlling interest in the MFG Global Plus Fund, [   ] owned a controlling interest in the MFG Core Infrastructure Fund, [   ] owned a controlling interest in the Timpani Small Cap Growth Fund, and [   ] owned a controlling interest in the Phocas Small Cap Value Fund.  Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Company or a Fund.  [To be updated]

Principal Underwriter and Administrator

The Distributor, Frontegra Strategies, LLC, located at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062, is the principal distributor of the Funds’ shares.  The Distributor is owned by FNAH, a majority-owned subsidiary of MFG and an affiliate of MFG Asset Management, and is managed by Mr. Forsyth.  The Distributor is an affiliate of Frontegra and MFG Asset Management by virtue of being under common control with Mr. Forsyth and MFG, respectively.  U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202-5207, serves as the Funds’ administrator and transfer agent.

Householding

The SEC has adopted rules that permit investment companies, such as the Company, to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders.  This process, which is commonly referred to as “householding,” could result in extra convenience and cost savings for the Funds and their shareholders.

If you participate in householding and unless the Company has received contrary instructions, only one copy of this proxy statement will be mailed to two or more shareholders who share an address.  If you want to receive multiple copies of these materials or request householding in the future, please contact the Company at 1-888-825-2100, or write to the Company at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062.  Once notification to stop householding is received, the Company will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Shareholder Proposals for Subsequent Meetings

The Fund does not hold annual shareholders meetings except to the extent that such meetings may be required under the 1940 Act or state law.  Shareholders who wish to submit proposals for inclusion in the Proxy Statement for a subsequent shareholder meeting should send their written proposals to the Fund’s Secretary at its principal office within a reasonable time before such meeting.  The timely submission of a proposal does not guarantee its inclusion.  Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws, as well as the Company’s organizational documents.

Other Matters to Come Before the Meeting

Under Maryland law, the only matters that may be acted on at a special meeting of shareholders are those stated in the notice of the special meeting.  Accordingly, other than procedural matters relating to Proposals 1 through 4, no other business may properly come before the Meeting.  If any such procedural matter requiring a vote of shareholders should arise, or any question as to an adjournment of the Meeting is submitted to shareholders, the persons named as proxies will vote on such procedural matters in accordance with their discretion.

Dated:  July [  ], 2018

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE.  YOU MAY PROXY VOTE BY INTERNET OR TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY.

EXHIBIT A

Frontier Funds, Inc.

Nominating Committee Charter

1.                          Statement of Responsibility

The Nominating Committee (the “Committee”) of the Board of Directors (the “Board”) of Frontegra Funds, Inc. (the “Corporation”) is responsible for selecting and nominating candidates for election to the Board, including identifying, as necessary, new candidates who are qualified to serve as directors of the Corporation and recommending to the Board the candidates for election to the Board. The Committee is also responsible for reviewing the compensation of Independent Directors, as defined below, and implementing the Corporation’s retirement policy.

2.                          Committee Membership

The Committee will be composed of all of the directors of the Corporation who: (1) are not “interested persons” of the Corporation within the meaning of the Investment Company Act of 1940, as amended; and (2) have not accepted and will not accept directly or indirectly any consulting, advisory or other compensatory fees from the Corporation, other than fees for serving on the Board or any committees of the Board (“Independent Directors”).

Each Committee member will be appointed by the Board and will serve until he or she resigns, is removed by the Board, or is replaced by a duly appointed successor.  Each Committee member will complete a director and officer questionnaire on an annual basis. The Board, with the assistance of legal counsel, will confirm that each Committee member continues to be an Independent Director.

3.                           Committee Meetings

The Committee shall meet as frequently as the Committee deems necessary.  Special meetings of the Committee may be called at any time by any member thereof on not less than one day’s notice.  The Committee shall report periodically to the Board regarding the Committee’s activities, findings and recommendations.

The Board may appoint a chairperson of the Committee.  If a chairperson is appointed, he or she will preside at all Committee meetings at which he or she is present and have such other duties and powers as may be determined by the Board.  The chairperson will serve until he or she resigns, is removed by the Board, or is replaced by a duly appointed successor.

A majority of the members of the Committee shall constitute a quorum for the transaction of any business at any meeting of the Committee.  Any action of the Committee requires the vote of a majority of the Committee members then in attendance (provided a quorum is present).

4.                           Committee Authority and Responsibilities

The responsibilities of the Committee are as follows:

•                Develop and recommend to the Board for adoption guidelines for selecting candidates for election to the Board, and periodically review such guidelines and recommend to the Board for adoption amendments to such guidelines that the Committee deems necessary or appropriate.  A copy of the initial set of guidelines adopted by the Board is attached hereto as Appendix A.

•                Identify, as necessary, new candidates who are qualified for Board membership, in accordance with the guidelines adopted by the Board.

•                Review the qualifications of all candidates proposed for Board membership, including any candidates nominated by shareholders, in light of the guidelines adopted by the Board.  Shareholder recommendations for consideration by the Committee should be sent to the President of the Corporation in writing together with the appropriate biographical information concerning each such proposed nominee, and such recommendation must comply with the notice provisions set forth in the Corporation’s By-Laws.

•                Recommend to the Board the nominees to stand for election at any meeting of shareholders of the Corporation required to be held and, as necessary or deemed appropriate, recommend nominees to fill vacancies on the Board and, in consultation with the Board, recommend the directors to be appointed to each committee of the Board.

•                Recommend any changes in the composition of the Board so as to best reflect the objectives of the 1940 Act, the Corporation, and the Board.

•                Periodically review the compensation of Independent Directors and make recommendations to the Board regarding compensation of Independent Directors.

•                Accept the resignation of Directors at the end of the calendar year in which such Director first attains the age of 75 years, provided that a Director may continue to serve for one or more additional one-year terms after attaining the age of 75 if prior to the end of the calendar year in which the Director first attains the age of 75 the Board (i) meets to review the performance of such Director; (ii) finds that the continued service of such Director is in the best interests of the Corporation; and (iii) unanimously approves the exemption from the Corporation’s retirement policy.

•                Review and reassess the adequacy of this Charter periodically and recommend to the Board any proposed changes to this Charter.

•                Undertake such additional related activities as the Committee or the Board of Directors may from time to time determine.

A-2

APPENDIX A

GUIDELINES FOR SELECTING BOARD CANDIDATES

In considering possible candidates for election as a director, the Nominating Committee should consider the following guidelines.

The Board of Directors should be composed of:

•                  Directors who will bring to the Board a variety of experience and backgrounds.

•                  Directors who have substantial business experience and financial expertise.

•                  Directors who will represent the balanced, best interests of the shareholders as a whole and the interests of the Corporation’s stakeholders, as appropriate, rather than special interest groups or constituencies.

Each director should:

•                  Be an individual of the highest character and integrity and have an inquiring mind, vision and the ability to work well with others.

•                  Be free of any conflict of interest which would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a director.

•                  Possess substantial and significant experience which would be of value to the Corporation in the performance of the duties of a director.

•                  Have sufficient time available to devote to the affairs of the Corporation in order to carry out the responsibilities of a director.

A-3

EXHIBIT B

FRONTIER FUNDS, INC.
INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT is entered into as of the     day of            , 2018, between Frontier Funds, Inc., a Maryland corporation (the “Corporation”), and Frontegra Asset Management, Inc., an Illinois corporation (“Frontegra”).

W I T N E S S E T H

WHEREAS, the Corporation is an open-end investment company registered under the Investment Company Act of 1940, as amended (the “Act”).  The Corporation is authorized to create separate series, each with its own separate investment portfolio (the “Funds”), and the beneficial interest in each such series is represented by a separate series of shares (the “Shares”).

WHEREAS, Frontegra is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), engaged in the business of rendering investment advisory services.

WHEREAS, in managing the Corporation’s assets, as well as in the conduct of certain of its affairs, the Corporation seeks the benefit of Frontegra’s services and its assistance in performing certain managerial functions.  Frontegra desires to furnish such services and to perform the functions assigned to it under this Agreement for the consideration provided for herein.

NOW THEREFORE, the parties mutually agree as follows:

1.                                      Appointment.  The Corporation hereby appoints Frontegra to act as investment adviser and to provide related services for each of the Funds of the Corporation on whose behalf the Corporation executes an Exhibit to this Agreement, and Frontegra, by execution of each such Exhibit, accepts the appointments.  Subject to the supervision and oversight of the Board of Directors (the “Directors”) of the Corporation, Frontegra shall manage the investment and reinvestment of the assets of each Fund in accordance with the Fund’s investment objective, policies and restrictions as set forth in the Corporation’s current registration statement on Form N-1A (“Registration Statement”) and any additional compliance policies and procedures that the Corporation reasonably adopts, and provide to Frontegra (the “Policies and Procedures”), for the period and upon the terms herein set forth.  The investment of funds shall also be subject to all applicable restrictions of the Corporation’s Articles of Incorporation (“Articles”) and Bylaws (“Bylaws”) (collectively, the Articles and Bylaws are hereinafter referred to as the “Organizational Documents”) as may from time to time be in force.

Subject to the requirements of the Act, Frontegra is hereby authorized to delegate its duties hereunder, at Frontegra’s own expense, to a subadviser that is an investment adviser registered under the Advisers Act pursuant to a written agreement under which the subadviser shall furnish the services specified therein to Frontegra.  Frontegra will continue to have responsibility for all investment advisory services furnished pursuant to any agreement with a subadviser.

2.                                      Management Functions.  Frontegra shall provide the following compliance and administrative services to the Corporation and each Fund, subject to the oversight of the Directors.

(a)                                 Make available qualified individuals to serve as officers of the Corporation, subject to the approval of the Directors (and, in the case of the Chief Compliance Officer, the requirements of Rule 38a-1 under the Act) to perform such responsibilities required by officers of the Corporation, including, but not limited to, certifying the Funds’ financial statements and required regulatory filings, signing the Corporation’s registration statement on Form N-1A and executing other agreements or documents relating to the Corporation or the Funds;

(b)                                 Oversee the Corporation’s financial reporting processes and coordinate the annual audit;

(c)                                  Prepare and administer contracts on behalf of the Funds;

(d)                                 Oversee and coordinate the Corporation’s service providers;

(e)                                  Provide administrative support services for meetings of the Directors and shareholders of the Funds;

(f)                                   Provide shareholder servicing support;

(g)                                  Perform administration services with respect to the Corporation’s compliance program, valuation policy and disaster recovery/business continuity plan;

(h)                                 Secure and monitor fidelity bond and director and officer liability coverage, and make the necessary SEC filings related thereto;

(i)                                     Provide office space and facilities for the Corporation; and

(j)                                    Perform such other compliance and/or administrative support services that are necessary in connection with the ongoing operation of the Funds and are not otherwise delegated to the Corporation’s third party fund administrator.

3.                                      Investment Advisory Functions.  In its capacity as investment adviser, Frontegra shall have the following responsibilities:

(a)                                 To furnish continuous advice and recommendations to the Funds, as to the acquisition, holding or disposition of any or all of the securities or other assets which the Funds may own or contemplate acquiring from time to time;

(b)                                 To cause its officers and employees to attend meetings and furnish oral or written reports, as the Corporation may reasonably require, in order to keep the Directors and appropriate officers of the Corporation fully informed as to the condition of the investments of the Funds, the investment recommendations of Frontegra, and the investment considerations which have given rise to those recommendations;

(c)                                  To supervise the purchase and sale of securities or other assets by the Funds; if Frontegra has delegated such services to a subadviser, Frontegra shall supervise the management of each Fund’s investments;

(d)                                 The due diligence, selection and oversight of subadvisers retained by Frontegra on behalf of the Funds; and

(e)                                  Oversight of the performance of the Funds and each subadviser.

The services of Frontegra are not to be deemed exclusive and Frontegra shall be free to render similar services to others as long as its services for others does not in any way hinder, preclude or prevent Frontegra from performing its duties and obligations under this Agreement.

4.                                      Obligations of Frontegra.

(a)                                 With respect to all matters relating to its performance under this Agreement, Frontegra and its directors, officers and employees will act in accordance in all material respects with applicable law and, with the Corporation’s Organizational Documents and regulatory filings, including its Registration Statement, as amended, and compliance Policies and Procedures adopted pursuant to Rule 38a-1 under the Act and the Corporation’s other Policies and Procedures, all to the extent required under applicable law in connection with Frontegra’s provision of services under this Agreement.

(b)                                 Frontegra agrees to cooperate with periodic reviews (at reasonable times and in reasonable number) of Frontegra’s compliance program by the Corporation’s compliance personnel in performance of the Corporation’s responsibilities under Rule 38a-1 of the Act.  Frontegra agrees to provide to the Corporation with copies of its compliance program and such additional information and certifications as may reasonably be requested by the Corporation’s compliance personnel.  Upon becoming aware thereof, Frontegra agrees to promptly notify the Corporation of any material compliance violations which affect the Corporation or any Fund.

(c)                                  Frontegra has adopted and shall maintain a Code of Ethics complying with Rule 204A-1 of the Advisers Act.

(d)                                 To the extent prohibited by Regulation S-P, Frontegra and its affiliates will not disclose any non-public personal information, as defined in Regulation S-P, received from the Corporation regarding any shareholder unless in accordance with an exception under Regulation S-P; or as otherwise may be permitted by law.  Frontegra represents and warrants that, in accordance with applicable state privacy laws and Regulation S-P, it has implemented safeguards by adopting policies and procedures reasonably designed to insure the security and confidentiality of records and non-public personal information of shareholders; protect against any anticipated threats or hazards to the security or integrity of shareholder records and non-public personal information; and protect against unauthorized access to or use of such shareholder records or non-public personal information that could result in substantial harm or inconvenience to any shareholder.

(e)                                  Frontegra agrees to use its best efforts to assist the Corporation in complying with the Sarbanes-Oxley Act and implementing the Corporation’s disclosure controls and procedures.  Frontegra agrees to inform the Corporation of any material development related to Frontegra that Frontegra reasonably believes is relevant to the Corporation’s certification obligations under the Sarbanes-Oxley Act.

(f)                                   Frontegra shall provide such information as may reasonably be requested by the Directors under Section 15(c) of the Act in connection with its annual consideration of this Agreement.

(g)                                  Frontegra will make available and provide such information as the Corporation, its officers and legal counsel may reasonably request for use in the preparation of the Registration Statement, reports and other documents required by any applicable statutes or regulations.

(h)                                 Frontegra shall immediately notify the Corporation of the occurrence of any event which would disqualify Frontegra from serving as an investment adviser of an investment company pursuant to Section 9 of the Act or any other applicable statute or regulation.

5.                                      Obligations of the Corporation.  The Corporation shall have the following obligations under this Agreement:

(a)                                 To keep Frontegra continuously and fully informed as to the composition of the Funds’ investments and the nature of all of its assets and liabilities;

(b)                                 To furnish Frontegra with a copy of any financial statement or report prepared for the Funds by certified or independent public accountants, and with copies of any financial statements or reports made to the Funds’ shareholders or to any governmental body or securities exchange;

(c)                                  To furnish Frontegra with copies of the Registration Statement and Organizational Documents, each as currently in effect and including all amendments and restatements thereto, if such Organizational Documents have not yet been delivered by the Corporation to Frontegra.  The Corporation will promptly provide Frontegra with any Policies and Procedures applicable to Frontegra adopted from time to time by the Corporation and agrees to promptly provide Frontegra with copies of all amendments thereto.

(d)                                 To furnish Frontegra with any further materials or information which Frontegra may reasonably request to enable it to perform its functions under this Agreement; and

(e)                                  To compensate Frontegra for its services in accordance with the provisions of paragraph 6 hereof.

6.                                      Compensation.  Each Fund shall pay to Frontegra for its services a monthly fee, as set forth on the Exhibits hereto, payable on the last day of each month during which or during part of which this Agreement is in effect.  For the month during which this Agreement becomes effective and any month during which it terminates, however, there shall be an appropriate proration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.  Frontegra may from time to time and for such periods as it deems appropriate reduce its compensation (and/or assume expenses) for one or more of the Funds.

7.                                      Allocation of Expenses.  In addition to the expenses which Frontegra may incur in the performance of its responsibilities under this Agreement, and the expenses which it may expressly undertake to incur and pay, Frontegra (or an affiliate, as applicable) shall incur and pay the following expenses:

(a)                                 Reasonable compensation, fees and related expenses of the Corporation’s officers and its Directors, except for such Directors who are not interested persons (as that term is defined in Section 2(a)(19) of the Act) of the Corporation or Frontegra;

(b)                                 Rental of offices of the Corporation;

(c)                                  Costs of any special Board or committee meeting of Directors (including Directors who are not interested persons (as that term is defined in Section 2(a)(19) of the Act)) or any special meeting of shareholders convened for the primary benefit of Frontegra; and

(d)                                 Any fees charged by financial intermediaries such as banks, broker-dealers or retirement plan administrators for sub-administration, sub-transfer agency or other shareholder services (collectively, “Sub-TA” services) provided to a Fund that are above any limits set by the Board.

Except as provided in this paragraph 7, nothing in this Agreement shall be construed to impose upon Frontegra the obligation to incur, pay, or reimburse the Corporation for any expenses not specifically assumed by Frontegra.

Each Fund shall pay or cause to be paid all of its expenses and the Fund’s allocable share of the Corporation’s expenses, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Corporation pays to its Directors who are not interested persons (as that phrase is defined in Section 2(a)(19) of the Act) of the Corporation or Frontegra; fees and expenses of the custodian, transfer agent, registrar or dividend disbursing agent; current legal, accounting and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with the execution of Fund transactions; all expenses of bond and insurance coverage which inure to the Corporation’s benefit, including liability and fidelity bond coverage; interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); all taxes related to foreign investments, including dividend withholding and capital gains taxes, and fees and expenses of any tax guarantors; expenses of shareholders’ meetings (except in relation to any meetings convened for the primary benefit of Frontegra) and of preparing, printing and distributing proxy statements, notices and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; expenses related to the maintenance of the Corporation’s compliance program (except with respect to administration services provided by Frontegra, which shall be borne by Frontegra); the maintenance of the Registration Statement under the applicable federal and state securities laws; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of Shares of the Funds, including but not limited to, all costs involved in the registration or qualification of Shares of the Funds for sale in any jurisdiction and all costs involved in preparing, printing and distributing prospectuses and statements of additional information to existing shareholders of the Funds; all expenses incurred in connection with litigation, proceedings and claims and the legal obligations of the Corporation to indemnify its Directors, employees, shareholders and agents with respect thereto; all expenses of meetings of the Directors and shareholders except for such costs described in paragraph 7(c), above; and such compensation payable to the Corporation’s compliance officer(s) as may be approved by the Directors from time to time.

8.                                      Brokerage Commissions.  For purposes of this Agreement, brokerage commissions paid by a Fund upon the purchase or sale of securities shall be considered a cost of the securities of the Fund and shall be paid by the respective Fund.  Frontegra is authorized and directed to place Fund transactions only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates, provided, however, that Frontegra may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if Frontegra determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the overall responsibilities of Frontegra.  In placing Fund business with such broker or dealers, Frontegra shall seek the best execution of each transaction, and all such brokerage placement shall be made in compliance with Section 28(e) of the Securities Exchange Act of 1934 and other applicable state and federal laws.  Notwithstanding the foregoing, the Corporation shall retain the right to direct the placement of all Fund transactions, and the Directors may establish policies or guidelines to be followed by Frontegra in placing Fund transactions for the Funds pursuant to the foregoing provisions.

9.                                      Fund Names.  Frontegra has proprietary rights in any portion of the name of any Fund on whose behalf the Corporation executes an Exhibit to this Agreement that uses the term “Frontegra.”  Frontegra may withdraw the use of such name from such Fund.  Frontegra acknowledges that the Corporation owns rights in the “Frontier” portion of each Fund on whose behalf the Corporation executes an Exhibit to this Agreement and in the Corporation’s name.

10.                               Termination.  This Agreement may be terminated at any time, without penalty, by the Directors of the Corporation or by the shareholders of a Fund acting by the vote of at least a majority of its outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the Act), provided in either case that 60 days’ written notice of termination be given to Frontegra at its principal place of business.  This Agreement may be terminated by Frontegra at any time by giving 60 days’ written notice of termination to the Corporation, addressed to its principal place of business.

11.                               Assignment.  This Agreement shall terminate automatically in the event of any assignment (as the term is defined in Section 2(a)(4) of the Act) of this Agreement.

12.                               Term.  This Agreement shall be executed and become effective as of the date first written above.  This Agreement shall begin for each Fund as of the date of execution of the applicable Exhibit and shall continue in effect with respect to each Fund (and any subsequent Funds added pursuant to an Exhibit) for two years from the date of this Agreement or the date of execution of the applicable Exhibit, and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if such continuation shall be specifically approved at least annually by the vote of a majority of the Directors of the Corporation, including a majority of the Directors who are not parties to this Agreement or interested persons of any such party (other than as Directors of the Corporation), cast in person at a meeting called for that purpose, or by vote of a majority of the outstanding voting securities of each Fund.

13.                               Liability.  Neither Frontegra nor any of its officers, directors, agents or employees shall be liable or responsible to the Corporation or its shareholders for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by Frontegra of its duties under this Agreement, except for liability resulting from willful misfeasance, bad faith or negligence on Frontegra’s part or from reckless disregard by Frontegra of its obligations and duties under this Agreement.  Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Corporation or any shareholder of the Corporation may have under any federal securities or state law.

14.                               Amendments.  This Agreement may be amended by the mutual consent of the parties, provided that the terms of each such amendment shall be approved by a majority of those Directors who are not interested persons (as that phrase is defined in Section 2(a)(19) of the Act) of the Corporation or Frontegra, voting in person at a meeting called for the purpose of voting on such approval, or if required by the Act, by the affirmative vote of a majority of the outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the Act) of each Fund.

EXHIBIT A

to the

INVESTMENT ADVISORY AGREEMENT

FRONTIER MFG GLOBAL EQUITY FUND

For all services rendered by Frontegra Asset Management, Inc. (the “Adviser”) hereunder, the above-named Fund, a series of Frontier Funds, Inc., shall pay the Adviser and the Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.80% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.80% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to the Adviser monthly.

Executed as of the       day of              , 2018.

FRONTEGRA ASSET MANAGEMENT, INC.

By:
William D. Forsyth III, President

FRONTIER FUNDS, INC.

By:
William D. Forsyth III, President

EXHIBIT B

to the

INVESTMENT ADVISORY AGREEMENT

FRONTIER MFG CORE INFRASTRUCTURE FUND

For all services rendered by Frontegra Asset Management, Inc. (the “Adviser”) hereunder, the above-named Fund, a series of Frontier Funds, Inc., shall pay the Adviser and the Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.70% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.70% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to the Adviser monthly.

Executed as of the       day of              , 2018.

FRONTEGRA ASSET MANAGEMENT, INC.

By:
William D. Forsyth III, President

FRONTIER FUNDS, INC.

By:
William D. Forsyth III, President

EXHIBIT C

to the

INVESTMENT ADVISORY AGREEMENT

FRONTIER MFG GLOBAL PLUS FUND

For all services rendered by Frontegra Asset Management, Inc. (the “Adviser”) hereunder, the above-named Fund, a series of Frontier Funds, Inc., shall pay the Adviser and the Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.80% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.80% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to the Adviser monthly.

Executed as of the       day of              , 2018.

FRONTEGRA ASSET MANAGEMENT, INC.

By:
William D. Forsyth III, President

FRONTIER FUNDS, INC.

By:
William D. Forsyth III, President

EXHIBIT D

to the

INVESTMENT ADVISORY AGREEMENT

FRONTIER PHOCAS SMALL CAP VALUE FUND

For all services rendered by Frontegra Asset Management, Inc. (the “Adviser”) hereunder, the above-named Fund, a series of Frontier Funds, Inc., shall pay the Adviser and the Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.85% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.85% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to the Adviser monthly.

Executed as of the       day of              , 2018.

FRONTEGRA ASSET MANAGEMENT, INC.

By:
William D. Forsyth III, President

FRONTIER FUNDS, INC.

By:
William D. Forsyth III, President

EXHIBIT E

to the

INVESTMENT ADVISORY AGREEMENT

FRONTIER MFG SELECT INFRASTRUCTURE FUND

For all services rendered by Frontegra Asset Management, Inc. (the “Adviser”) hereunder, the above-named Fund, a series of Frontier Funds, Inc., shall pay the Adviser and the Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.80% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.80% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Frontegra monthly.

Executed as of the       day of              , 2018.

FRONTEGRA ASSET MANAGEMENT, INC.

By:
William D. Forsyth III, President

FRONTIER FUNDS, INC.

By:
William D. Forsyth III, President

EXHIBIT C

SUBADVISORY AGREEMENT

THIS SUBADVISORY AGREEMENT is entered into as of the         day of                  , 2018, between Frontegra Asset Management, Inc. (“Adviser”) and Phocas Financial Corporation (“Subadviser”).

W I T N E S S E T H

WHEREAS, Frontier Funds, Inc., a Maryland corporation (the “Corporation”), is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, pursuant to an Investment Advisory Agreement between the Corporation and the Adviser (the “Advisory Agreement”), the Corporation has retained the Adviser to provide certain investment advisory and related services to certain portfolios of the Corporation;

WHEREAS, the Advisory Agreement permits Adviser to delegate certain of its duties as investment adviser to a subadviser; and

WHEREAS, Adviser desires to retain Subadviser as subadviser with respect to the Corporation’s series named on an exhibit to this Agreement (each, a “Fund”).

NOW, THEREFORE, in consideration of the premises and mutual promises hereinafter set forth, the parties hereto agree as follows:

1.                                      Appointment as Subadviser.  Adviser hereby appoints Subadviser to act as investment subadviser to each Fund, for the period and on the terms set forth in this Agreement, subject to the general supervision of Adviser and the Board of Directors of the Corporation (the “Board”), and Subadviser agrees to accept such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.                                      Duties of Subadviser.

(a)                                 Investments.  Subject to the 1940 Act, the directions of Adviser and the Board, the investment objective, policies and restrictions of each Fund as set forth in the Corporation’s current registration statement on Form N-1A and the compliance policies and procedures of such Fund, Subadviser is authorized and directed to purchase, hold, sell and monitor on a discretionary and continuous basis investments for the accounts of the Funds (the “Investments”).  In providing these services, Subadviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Investments.  Adviser will provide Subadviser with reasonable assistance in connection with Subadviser’s activities under this Agreement, including without limitation, information concerning each Fund, the daily funds available for investment and general affairs of the Corporation.

(b)                                 Allocation of Brokerage.  Subject to the general supervision of Adviser and the Board of Directors of the Corporation, Subadviser is authorized and directed to establish and maintain accounts on behalf of the Funds, place orders for the purchase and sale of Investments with or through such persons, brokers or dealers as Subadviser may select, and negotiate commissions to be paid on such transactions.  In selecting brokers or dealers and placing orders, Subadviser will seek to obtain the most favorable combination of price and execution available (considering all factors it deems relevant including price, size of transaction, nature of the market for the security, amount of commission, if any, timing, reputation of broker or dealer and other factors), except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as provided below.

The Subadviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, cause each Fund to enter into a transaction that results in such Fund paying a broker that provides brokerage and research services to the Subadviser a commission in excess of the commission that another broker would have charged for effecting that transaction provided (i) the Subadviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker in the terms of the particular transaction or in terms of the Subadviser’s overall responsibilities with respect to the Fund and the other accounts as to which the Subadviser exercises investment discretion, (ii) such commission is paid in compliance with all applicable state and federal laws, including Section  28(e) of the Securities Exchange Act of 1934, as amended, and in accordance with this Agreement, and (iii) the Subadviser reasonably believes that the total commissions paid by each Fund will be reasonable in relation to the benefits to the Fund over the long term.

To the extent not prohibited by applicable laws and regulations, if Subadviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other clients of Subadviser, the Subadviser may, but shall not be obligated to, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any.  In such event, allocation of these securities and the expenses incurred in the transaction will be made by Subadviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to each Fund and to such other clients.

(c)                                  Affiliated Transactions.  Subadviser and any of its affiliated persons will not purchase securities or other instruments from or sell securities or other instruments to any Fund; provided, however, the Subadviser may purchase securities or other instruments from or sell securities or other instruments to a Fund if such transaction is (i) permissible under applicable law and the Fund’s procedures or in accordance with an exemptive order and (ii) approved in advance by the Adviser. In the event of any such transaction, such a transaction shall be reported to the Board on a quarterly basis.

(d)                                 Books and Records.  Subadviser will maintain all books and records required to be maintained by Subadviser pursuant to the 1940 Act relating to the Funds, including, without limitation, a daily ledger of such assets and liabilities relating thereto and brokerage and other records of all securities transactions, and, upon request, will furnish to Adviser in a timely manner all such books and records relating to Subadviser’s services under this Agreement.  The Subadviser will also preserve such books and records for the periods prescribed in Rule 31a-2 under the 1940 Act.  All books and records relating to the Fund shall remain the sole property of the Corporation and shall be immediately surrendered to the Corporation upon request, provided that Subadviser may retain a copy of the books and records.  Upon reasonable advance notice during any business day, all books and records maintained by Subadviser under this Agreement will be promptly made available to the Corporation or Adviser.

(e)                                  Information Concerning Investments; Required Notices.  As Adviser or the Board may reasonably request, Subadviser will furnish reports on portfolio transactions and reports on Investments held in the Fund’s portfolio in such detail as the requesting party may request.  As mutually agreed upon, Subadviser also will provide the Funds and Adviser periodic economic and investment analyses and reports or other investment services normally available to Subadviser’s other clients.  Upon reasonable advance notice, Subadviser will make its officers and employees available to meet with Adviser and the Corporation’s Board of Directors at the Corporation’s principal place of business or another mutually agreed location to review the Investments of the Funds.

Subadviser will provide prompt notice to the Corporation and Adviser of changes in investment strategy, tactics, ownership or key personnel, and will provide reasonable advance notice of any ownership or control changes that may result in an “assignment” of this Agreement for purposes of the 1940 Act.  Subadviser will provide reasonable advance notice of any change to a Fund’s portfolio management team, to the extent such information is within its control.  Subadviser also will provide information or perform additional acts as are customarily performed by a subadviser or which are required for each Fund or Adviser to comply with their respective obligations under applicable law, including without limitation the Internal Revenue Code of 1986, the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the Securities Act of 1933, as amended (the “1933 Act”), and any state securities law, rule or regulation.

(f)                                   Custody Arrangements.  Subadviser acknowledges receipt of a Custody Agreement for the Funds and, to the extent applicable, will comply with the requirements of the Custody Agreement.  On each business day, Subadviser will provide each Fund’s custodian with information relating to all transactions concerning the Fund’s assets, as Adviser or the custodian may request.

(g)                                  Voting of Proxies.  Subadviser shall vote proxies solicited by or with respect to the issuers of securities in each Fund in a manner which it reasonably believes best serves the interests of Fund shareholders and in accordance with Subadviser’s proxy voting policies, which shall be provided, along with any amendments, to the Fund, or such other proxy voting policy approved by the Board.  Subadviser further agrees that, if requested, it will review the written report of the proxies voted during the most recent 12-month period or such other period as a Fund may designate, in order to meet the Fund’s filing obligations on Form N-PX.  Upon request of the Adviser, the Subadviser will provide an annual certification attesting to the accuracy and completeness of such proxy voting records.

(h)                                 Exercise of Security Rights. The Subadviser shall exercise all rights of security holders with respect to securities held by each Fund in addition to voting proxies as set forth in (g), above, including, but not limited to:  converting, tendering, exchanging or redeeming securities, providing information related to class-action litigation (including litigation with respect to securities previously held), and exercising rights in the context of bankruptcy or other reorganization.

(i)                                     Agent.  Subject to any other written instructions of Adviser, the Corporation or the Funds, Subadviser is hereby appointed as Adviser’s, the Corporation’s and each Fund’s agent for the limited purpose of executing account documentation, agreements, contracts and other documents as Subadviser is requested by brokers, dealers, counterparties and other persons in connection with its management of the Investments; provided, however, that any such documentation that the Subadviser shall execute shall comply with all laws, rules and regulations applicable to the business of the Adviser and the Corporation, including but not limited to the Advisers Act, the 1940 Act and the rules and regulations thereunder.  The Subadviser shall provide the Adviser and the Corporation with copies of any documents executed on behalf of the Adviser or the Corporation hereunder as soon as possible after the execution of any such documents.

(j)                                    Compliance with Applicable Law and Governing Documents.  With respect to all matters relating to its performance under this Agreement, Subadviser and its directors, officers, employees and agents will act in accordance with all applicable law.  Subadviser will act in accordance with the Corporation’s governing instruments and regulatory filings, including the Corporation’s Articles of Incorporation, By-Laws, currently effective Registration Statement under the 1940 Act and the 1933 Act and Notice of Eligibility under Rule 4.5 of the Commodity Exchange Act (the “CEA”) (if applicable), compliance policies and procedures adopted pursuant to Rule 38a-1 under the 1940 Act and the Funds’ prospectuses, policies and procedures (collectively, “Governing Instruments and Regulatory Filings”) and any instructions or directions of the Corporation, the Board or Adviser which shall be provided to the Subadviser in writing, unless delivery of such instructions or directions in writing is impracticable.  Adviser has provided to Subadviser copies of, or provided access to, all Governing Instruments and Regulatory Filings and will provide Subadviser with any amendments, supplements or other changes to the Governing Instruments and Regulatory Filings as soon as practicable after such materials become available, and upon receipt, Subadviser will act in accordance with such amendments, supplements or other changes.

(k)                                 Corporation’s Name; Adviser’s Name.  Subadviser will have no rights relating to the Corporation’s name, a Fund’s name (other than the portion related to Subadviser’s name) or in the name “Frontegra” as it is used in connection with investment products, services or otherwise, and Subadviser will make no use of such names without the express written consent of the Corporation, such Fund or Adviser, as the case may be; provided that Subadviser shall be entitled to use a Fund’s name and the name “Frontegra” in Form ADV or any other document required to be filed with any governmental agency or self-regulatory organization, in Subadviser’s customary marketing material (subject to the pre filing requirement in Section 8) and in connection with performing its obligations under this Agreement.  Subadviser shall at all times have all rights in and to the “Phocas” portion of the Fund’s name, as listed on Exhibit A hereto, or any other name derived from using the name “Phocas.”  Neither the Corporation nor the Adviser will have any rights relating to Subadviser’s name as it is used in connection with investment products, services or otherwise, and Adviser will make no use of such names without the express written consent of the Subadviser; provided that the Adviser and the Corporation shall be entitled to use the name “Phocas” in Form N-1A, Form ADV, the Fund’s prospectus, Statement of Additional Information  and customary marketing material specifically relating to the Fund, or any other document required to be filed with any governmental agency or self-regulatory organization.

(l)                                     Personal Securities Transactions.  Subadviser will observe and comply with Rule 17j-l under the 1940 Act.  Upon request during any business day, Subadviser promptly will make available to Adviser or the Fund any reports concerning such Fund required to be made by Subadviser pursuant to Rule 17j-1 under the 1940 Act.

(m)                             Fair Valuation.  In accordance with the valuation procedures adopted by the Board, as amended from time to time, Subadviser shall provide appropriate assistance with fair valuation of those securities in which it invests Fund assets for which readily available market prices are unavailable.

(n)                                 Regulatory Filings.  Subadviser will make available and provide such information as the Corporation, its officers and legal counsel may reasonably request with respect to Subadviser, each Fund and its performance for use in the preparation of the Corporation’s registration statement, reports and other documents required by any applicable law or regulation.  Subadviser will provide a back-up certification to the Adviser in a form reasonably satisfactory to each party relating to the Corporation’s periodic reports filed with the SEC that include certifications by the officers of the Corporation with respect to matters of which Subadviser has firsthand knowledge.

(o)                                 Compliance Oversight.  Subadviser agrees to cooperate with periodic reviews of Subadviser’s compliance program by the Funds’ compliance personnel in performance of their responsibilities under Rule 38a-1 of the 1940 Act.  Subadviser agrees to provide to the Funds copies of its compliance program and such additional information and certifications as may reasonably be requested by the Funds’ compliance personnel.  Subadviser agrees to promptly notify the Adviser of any material compliance violations which affect the Funds.

(p)                                 Section 15(c) Request for Information.  Subadviser shall provide such information as may reasonably be requested by the Board of Directors of the Corporation under Section 15(c) of the 1940 Act in connection with its annual consideration of this Agreement.

(q)                                 Liquidity Classification.  Subadviser agrees to assist with the liquidity classifications and such other duties that may reasonably be delegated to a subadviser under the Fund’s liquidity risk management program when implemented in accordance with Rule 22e-4 under the 1940 Act.

3.                                      Services Exclusive.  During the term of this Agreement and for a period of one year thereafter, Subadviser (and its successors) and any person or entity controlled by Subadviser other than individual employees, will not act as investment adviser or subadviser or render investment advice to or sponsor, promote or distribute any investment company or comparable entity registered under the 1940 Act that is in the same Lipper category as any Fund; however, Subadviser may act as a subadviser to a registered investment company, or series thereof, that is not sponsored by or otherwise affiliated with Subadviser and provided further that such registered investment company, or series thereof, is marketed primarily to retail customers and Subadviser provides sixty (60) days’ written notice to Adviser.  The only exceptions to this stipulation are: (i) Adviser consents in writing (which consent shall not be unreasonably withheld, delayed or conditioned); and (ii) Subadviser is terminated by the Adviser.

In the event the Advisory Agreement is terminated by the Adviser such that the Adviser will no longer provide advisory services to a Fund, for example, due to the dissolution of the Adviser, Subadviser shall have the right of first refusal to continue to manage a Fund, subject to the approval of the Board, the approval by the vote of a majority of the outstanding voting securities (as that phrase is defined in Section  2(a)(42) of the 1940 Act) of such Fund and any other applicable regulatory requirements.

4.                                      Duties of Adviser.  Adviser will continue to be responsible for all services to be provided to the Fund pursuant to the Advisory Agreement, and shall oversee and review Subadviser’s performance under this Agreement.

5.                                      Independent Contractor.  Subadviser will be an independent contractor in performing its duties under this Agreement and unless otherwise expressly provided herein or otherwise authorized in writing, will have no authority to act for or represent the Corporation, the Fund or Adviser in any way or otherwise be deemed an agent of the Corporation, the Funds or Adviser.

6.                                      Compensation.  Adviser will pay Subadviser a fee (the “Subadvisory Fee”) for its services to each Fund at an annual rate set forth on the Exhibit relating to such Fund (the “Fund Exhibit”).  The Subadvisory Fee shall accrue each calendar day during the term of this Agreement and the sum of the daily fee accruals shall be paid monthly by Adviser as soon as practicable, but in no event later than 30 days, following the last day of each month.

During any month in which the Adviser recoups previously waived fees or reimbursed expenses (the “Recoupment”) relating to a period during which the Subadvisory Fee was based on a percentage of the net advisory fee received by the Adviser from a Fund, the Subadviser shall be paid the same percentage of the Recoupment.  The parties acknowledge that the Adviser is only entitled to recoup amounts waived or reimbursed for a period of three years from the date such amount was waived or reimbursed.

7.                                      Expenses.  Subadviser shall bear all expenses incurred by it in connection with its services under this Agreement other than the cost of Investments (including brokerage commissions, taxes and other transaction charges, if any) purchased or sold by the Funds.  Subadviser will, from time to time at its sole expense, employ such persons as it believes to be competent to assist it in the execution of its duties hereunder.  In addition, Subadviser shall pay the reasonable expenses relating to costs of any special meeting of directors or shareholders of a Fund convened for the primary benefit of Subadviser.

(a)                                 Expense Reimbursement.  In the event Adviser is required to reimburse expenses to a Fund under the terms of the expense cap agreement between the Adviser and the Corporation, on behalf of each Fund provided that the Fund has net assets greater than $75,000,000, Subadviser shall reimburse Adviser for a percentage of the expenses paid by Adviser in any applicable month as set forth on the Fund Exhibit and such reimbursement shall be made by Subadviser in the manner set out in the Fund Exhibit.

(b)                                 Other Expenses.  Except to the extent provided in this Section  7 or the Fund Exhibit, the Subadviser shall not be responsible for the Fund’s or the Adviser’s expenses, including, but not limited to, the following:  (a) charges and expenses for determining a  Fund’s net asset value and the maintenance of a Fund’s books and records and related overhead; (b) the charges and expenses of a Fund’s legal counsel and auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and/or administrator appointed by the Funds; (d) brokers’ commissions, and issue and transfer taxes chargeable to the Funds in connection with securities transactions to which a Fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by a Fund to federal, state or other government agencies; (f) fees and expenses required to be paid for registration with the SEC, or any fees and expenses required to be paid for the sale of Fund shares in any state; (g) expenses related to shareholders’ and directors’ meetings (save in relation to any meetings convened for the primary benefit of Subadviser as referred to above), and the preparation, printing and distribution of prospectuses, proxy statements, reports to shareholders and other Fund sales literature; (h) distribution fees payable pursuant to Rule 12b-1 under the 1940 Act, if any; and (i) compensation payable to the Funds’ directors.

8.                                      Sales Literature.  Adviser and Subadviser acknowledge that advertising and sales literature relating to investment companies (such as the Corporation) are subject to strict regulatory oversight.  Subadviser agrees to submit any proposed advertising, marketing material or other sales literature for a Fund (or any other portfolio of the Corporation) or for itself or its affiliates which mentions a Fund to the Fund’s distributor for review and filing with the appropriate regulatory authorities at least 15 days’ prior to the release of any such material; provided, however, that Subadviser shall not be obligated to produce any advertising or sales literature for the Fund.  Subadviser will act in accordance with the Fund’s Marketing Compliance Policy which has been provided to Subadviser prior to the date hereof and, among other provisions, requires the prior review and approval of any reference to a Fund on Subadviser’s website or marketing materials and prohibit any reference to a Fund on social media.

9.                                      Representations, Warranties and Covenants of Subadviser.  Subadviser represents, warrants and covenants to Adviser, the Corporation, and the Funds as follows:

(a)                                 Subadviser is registered as an investment adviser under the Advisers Act;

(b)                                 Neither Subadviser nor any officer, director, partner or employee of Subadviser is subject to any event set forth in Section 9 of the 1940 Act that would disqualify the Subadviser from acting as an investment adviser to an investment company under the 1940 Act.  Subadviser will promptly notify the Adviser of the occurrence of any event that would disqualify Subadviser from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act or otherwise;

(c)                                  Subadviser will not invest the Fund’s assets in commodity interests regulated by the National Futures Association, except following prior notice to Adviser and pursuant to an applicable exemption;

(d)                                 Subadviser is a corporation duly organized and validly existing under the laws of the State of California with the power to carry on its business as it is now being conducted;

(e)                                  The execution, delivery and performance by Subadviser of this Agreement are within its powers and have been duly authorized by all necessary action, and no action or filing with any governmental body, agency or official is required for the execution, delivery and performance of this Agreement, and the execution, delivery and performance by Subadviser of this Agreement do not contravene or constitute a default under any provision of applicable law, rule or regulation, Subadviser’s governing instruments or any agreement, judgment, injunction, order, decree or other instrument binding upon Subadviser;

(f)                                   This Agreement is a valid and binding agreement of Subadviser;

(g)                                  Subadviser has provided its current Form ADV, client brochure and applicable brochure supplements (collectively, the “Form ADV”) to Adviser (and promptly will provide to Adviser all amendments thereto), and at the time such Form ADV is provided to Adviser, the Form ADV will be a true and complete copy of the most recent form filed with the SEC and, to the best of Subadviser’s knowledge and belief, at the time such Form ADV was filed with the SEC, the information contained therein was accurate and complete in all material respects and did not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(h)                                 Subadviser has provided its Code of Ethics to Adviser along with the certification required by Rule 17j-1(c)(1)(ii) under the 1940 Act.  In accordance with Rule 17j-1, the Subadviser will submit any material changes to such Code of Ethics to the Board for approval no later than six months after adoption of the material changes.  During the term of this Agreement, Subadviser will annually certify to the Board that it has adopted procedures reasonably necessary to prevent access persons from violating the Code of Ethics, and will describe in a written report to the Board any issues arising under the Code regarding material violations of the Code and sanctions imposed in response thereto;

(i)            Subadviser has adopted, maintains and implements written compliance policies and procedures as required by Rule 206(4)-7 of the Advisers Act, including written policies and procedures with regard to the protection of customer records and information, as required by Regulation S-P.  Subadviser will provide Adviser with a summary of its policies and procedures and, upon reasonable request by Adviser, shall either (i) certify that Subadviser has complied in all material respects with such policies and procedures or (ii) provide a written report to Adviser describing any material violations of such policies and procedures;

(j)            Subadviser has adopted proxy voting policies which comply in all material respects with the requirements of the 1940 Act;

(k)           Subadviser shall exercise sole investment discretion over the Funds for purposes of all applicable filing requirements under the Securities Exchange Act of 1934, as amended, including without limitation Sections 13(d), (g) and (f); and

(l)            Subadviser will deliver to Adviser and the Fund copies of any material amendments, supplements or updates to any of the information provided to Adviser promptly after becoming available.

(m)          The Subadviser shall maintain business continuity, cyber security, disaster recovery and backup capabilities and facilities, through which the Subadviser will be able to perform its obligations hereunder with minimal disruptions or delays.  Upon request, the Subadviser shall provide to the Adviser access to its written business continuity, cyber security, disaster recovery and backup plan(s) together with sufficient information and written certifications regarding such plans to assist the Funds and the Chief Compliance Officer of the Corporation in complying with Rule 38a-1 under the 1940 Act.  The Subadviser represents that it tests its business continuity, cyber security, and disaster recovery and backup plan(s) on at least an annual basis, and shall, at the Adviser’s request, provide the Adviser with information regarding the results of its testing.

10.          Representations, Warranties and Covenants of Adviser.  Adviser represents, warrants and covenants to Subadviser, as follows:

(a)           Adviser is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect;

(b)           Adviser is a corporation duly organized and validly existing under the laws of Illinois with the power to carry on its business as it is now being conducted;

(c)           The execution, delivery and performance by Adviser of this Agreement are within its powers and have been duly authorized by all necessary action, and Adviser has caused to be taken all necessary action under the Advisory Agreement and the 1940 Act to authorize the retention of Subadviser under this Agreement, and no action or filing with any governmental body, agency or official is required for the execution, delivery and performance of this Agreement;

(d)           This Agreement is a valid and binding agreement of Adviser and the Corporation on behalf of each Fund;

(e)           The Advisory Agreement permits Adviser to delegate the duties of Subadviser set forth herein to a subadviser; and

(f)            Adviser has provided to Subadviser (i) the Corporation’s current Registration Statement on Form N-1A, (ii) the compliance policies and procedures of each Fund as they relate to Subadviser, (iii) policies and procedures of each Fund relating to proxy voting; (iv) any valuation procedures relating to a Fund (collectively, the “Documents”) and agrees to provide Subadviser with all supplements or amendments to any Document and to advise Subadviser promptly in writing of any changes to any Document or in the Fund’s investment policies or restrictions.

(g)           Adviser and its directors, officers, partners, employees, agents and interested persons will, for so long as this Agreement is in effect, act in accordance with all applicable federal or state laws or regulations and the Governing Instruments and Regulatory Filings.

11.          Survival of Representations, Warranties and Covenants.  All representations, warranties and covenants made by the parties pursuant to Sections 9 and 10 will survive for the duration of this Agreement, and Subadviser and Adviser will immediately notify the other party hereto and the Corporation in writing upon becoming aware that any of the foregoing representations, warranties and covenants made by it are no longer true.

12.          Liability and Indemnification.

(a)           Liability.  In the absence of willful misfeasance, bad faith, negligence, or reckless disregard on the part of Subadviser of its duties or obligations under this Agreement, the Subadviser shall not be subject to any liability for errors of judgment or mistake of law or for any loss suffered by the Adviser, the Corporation, the Fund, or its shareholders in connection with the matters to which this Agreement relates.  In the absence of willful misfeasance, bad faith, negligence, or reckless disregard on the part of the Adviser of its duties or obligations under this Agreement or the Advisory Agreement, the Adviser shall not be subject to any liability to the Subadviser, for any act or omission in the course of, or in connection with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Investments; provided, however, that nothing herein shall relieve the Adviser or Subadviser from any of their respective obligations under applicable law, including without limitation, federal and state securities laws and the CEA.  Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Corporation or any shareholder of the Corporation may have under any federal securities or state law.

(b)           Indemnification.  The Subadviser shall indemnify the Adviser and the Corporation, and their respective officers, directors and “controlling persons” (within the meaning of Section  2(a)(9) of the 1940 Act), for any liability and reasonable expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, negligence, or reckless disregard of its duties or obligations hereunder or any violations of applicable law, including, without limitation, federal and state securities laws and the CEA.  The Adviser shall indemnify the Subadviser and its officers, directors and “controlling persons” (within the meaning of Section  2(a)(9) of the 1940 Act) for any liability and reasonable expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, negligence, or reckless disregard of its duties and obligations hereunder or any violations of applicable law, including, without limitation, federal and state securities laws and the CEA.

13.          Duration and Termination.

(a)           Duration.  This Agreement shall begin with respect to a Fund after it has been approved in accordance with the requirements of the 1940 Act and the Exhibit relating to such Fund has been executed by the Adviser and Subadviser and shall continue in effect for two years from its effective date and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if such continuation  shall be specifically approved at least annually (i) by the vote of a majority of the Board, including a majority of the directors who are not parties to this Agreement or “interested persons” of any such party (as defined in the 1940 Act), cast in person at a meeting called for that purpose or (ii) by the vote of a majority of the outstanding voting securities (as that phrase is defined in Section  2(a)(42) of the 1940 Act) of a Fund.

(b)           Termination.  Notwithstanding anything to the contrary provided herein, this Agreement may be terminated at any time with respect to a Fund, without payment of any penalty:  (i) by the vote of a majority of the Board, by the vote of a majority of the outstanding voting securities of such Fund or by Adviser, in each case upon not more than 60 days’ written notice to Subadviser; or (ii) by Subadviser upon not less than 120 days’ written notice to Adviser, the Corporation and such Fund.  This Agreement shall also terminate automatically in the event of its assignment (as defined in Section  2(a)(4) of the 1940 Act) or upon the termination of the Advisory Agreement.

14.          Amendment.  This Agreement may be amended with respect to a Fund by the mutual consent of the parties, provided that the terms of each such amendment shall be approved by (i) the affirmative vote of a majority of the Board cast in person at a meeting called for that purpose, including a majority of directors who are not “interested persons” of such Fund or the Adviser, and (ii) if necessary, by a vote of a majority of the outstanding voting securities of such Fund.  If such amendment is proposed in order to comply with the requirements of the SEC, state regulatory bodies or other governmental authorities, Adviser will notify Subadviser of the form of amendment which it deems necessary or advisable and the reasons therefor, and if Subadviser declines to assent to such amendment, the Adviser may terminate this Agreement forthwith.

15.          Confidentiality.

(a)           Subject to the duties of Subadviser to comply with applicable laws, including any demand of any regulatory or taxing authority having jurisdiction or under compulsory process of law, the Subadviser shall, during the term of this Agreement and for a period of 5 years thereafter, treat as confidential all non-public information pertaining to the Funds and the actions of Subadviser, the Adviser and the Corporation in respect thereof.  Information disclosed in voluntary and required reports to shareholders of the Corporation and to regulatory authorities or otherwise in the public domain other than by action of Subadviser is deemed to be public information.  Subadviser agrees to adhere to the privacy policies adopted by the Corporation pursuant to Regulation S-P under the Gramm-Leach-Bliley Act.  Subadviser has adopted, implemented and agrees to maintain physical, electronic and procedural safeguards reasonably designed to protect the security, confidentiality and integrity of, and to prevent unauthorized access to or use of, records and information, and to ensure proper disposal of such information, relating to Fund shareholders in compliance with Regulation S-P.  Subadviser will not share any nonpublic personal information concerning Fund shareholders with any other party except as necessary for the performance of duties under this Agreement or as required by law or allowed under one of the exceptions set forth in Regulation S-P.

(b)           In addition to the obligations set out in Section 15(a), each party shall treat as confidential all Confidential Information of the other (as that term is defined below) and use such information only in furtherance of the purposes of this Agreement. Each party shall limit access to the Confidential Information to its affiliates, officers, directors, employees, advisers, auditors and the Fund’s service providers who reasonably require access to such Confidential Information, and otherwise maintain policies and procedures designed to prevent disclosure of the Confidential Information. For purposes of this Agreement, Confidential Information shall include all non-public business and financial information, methods, plans, techniques, processes, research, documents and trade secrets of a party. Confidential Information shall not include anything that (i) is or lawfully becomes in the public domain, other than as a result of a breach of an obligation hereunder, (ii) is furnished to the applicable party by a third party having a lawful right to do so, or (iii) was known to the applicable party at the time of the disclosure.

16.          Notice.  Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered or mailed postpaid to the other party, or transmitted by facsimile with acknowledgment of receipt or by electronic transmission, to the parties at their principal places of business, which may from time to time be changed by the parties by notice to the other party.  As of the date of this Agreement, the addresses of the parties are:

Corporation and Adviser:
Frontier Funds, Inc.
Frontegra Asset Management, Inc.
Attention:  William D. Forsyth III
400 Skokie Blvd., Suite 500
Northbrook, IL  60062
Fax: 847.509.9845
Email:  bforsyth@frontier-partners.com

Subadviser:
Phocas Financial Corporation
Attention:  William F.K. Schaff
980 Atlantic Avenue, Suite 106
Alameda, CA  94501
Fax:  510.523.5801
Email:  William.schaff@phocasfinancial.com

17.          Governing Law.  This Agreement is governed by and construed in accordance with the laws of the United States and the internal laws of the State of Illinois without giving effect to conflicts of laws principles; provided, however, that nothing herein shall be construed in a manner that is inconsistent with the 1940 Act, the Advisers Act or the rules and regulations promulgated with respect to such respective Acts.

18.          Counterparts.  This Agreement may be executed in one or more counterparts, all of which shall together constitute one and the same instrument.

19.          Third Party Rights.  In addition to the parties hereto, this Agreement is intended to be for the benefit of the Corporation, which is intended to be a third-party beneficiary hereunder and may, as such, exercise such rights as if it were the Adviser.  With the exception of such parties, no other party shall have any rights hereunder.

20.          Severability.  If any provision of this Agreement is held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

21.          Miscellaneous.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof.  Specifically, as used in this Agreement, “investment company,” “affiliated person,” “interested person,” “assignment,” “broker,” “dealer” and “affirmative vote of the majority of the Fund’s outstanding voting securities” shall all have such meaning as such terms have in the 1940 Act.  The term “investment adviser” shall have such meaning as such term has in the Advisers Act or the 1940 Act, as the case may be.  In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is amended or modified by a rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such amended or modified rule, regulation or order.

22.          Sole Agreement.  This Agreement represents the entire agreement and understanding between the parties and sets forth the rights, duties and obligations of each party to the other as of its date.  Any prior agreements, understandings and representations relating to the subject matter of this Agreement are incorporated herein.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

FRONTEGRA ASSET MANAGEMENT, INC.

By:
Name:	William D. Forsyth, III
Title:	President

PHOCAS FINANCIAL CORPORATION

By:
Name:	William F.K. Schaff
Title:	President

Exhibit A

Frontier Phocas Small Cap Value Fund

Subadvisory Fee:

0.25 of 1% of the average daily net assets of the Fund when the Fund has net assets of $75,000,000 or less; provided, however, that if the Adviser is required to reimburse Fund expenses under any contractual or voluntary expense cap, no Subadvisory Fee shall be payable to the Subadviser. When the Fund’s net assets exceed $75,000,000, the Subadvisory Fee shall be 50% of the net fee received by the Adviser from the Fund after giving effect to any contractual or voluntary expense cap borne by the Adviser.

Expense Reimbursements:	When the Fund’s net assets exceed $75,000,000, all expense reimbursements made by the Adviser under an expense cap agreement on behalf of the Fund shall be borne as follows: Adviser 50% Subadviser 50%

Executed as of this      day of                  , 2018.

FRONTEGRA ASSET MANAGEMENT, INC.

By:
Name:	William D. Forsyth, III
Title:	President

PHOCAS FINANCIAL CORPORATION

By:
Name:	William F.K. Schaff
Title:	President

EXHIBIT D

SUBADVISORY AGREEMENT

THIS SUBADVISORY AGREEMENT is entered into as of the        day of             , 2018, between Frontegra Asset Management, Inc. (“Adviser”) and Magellan Asset Management Limited doing business as MFG Asset Management (“Subadviser”).

W I T N E S S E T H

WHEREAS, Frontier Funds, Inc., a Maryland corporation (the “Corporation”), is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, pursuant to an Investment Advisory Agreement between the Corporation and the Adviser (the “Advisory Agreement”), the Corporation has retained the Adviser to provide investment advisory and related services to certain portfolios of the Corporation;

WHEREAS, the Advisory Agreement permits the Adviser to delegate certain of its duties as investment adviser to a subadviser; and

WHEREAS, the Adviser desires to retain the Subadviser as subadviser with respect to the Corporation’s series named on an exhibit to this Agreement (each, a “Fund”).

NOW, THEREFORE, in consideration of the premises and mutual promises hereinafter set forth, the parties hereto agree as follows:

1.                                      Appointment as Subadviser.  The Adviser hereby appoints the Subadviser to act as investment subadviser to the Funds, for the period and on the terms set forth in this Agreement, subject to the supervision of the Adviser and the Board of Directors of the Corporation (the “Board”), and the Subadviser agrees to accept such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.                                      Duties of Subadviser.

(a)                                 Investments.  Subject to the 1940 Act, the directions of the Adviser and the Board, the investment objective, policies and restrictions of each of the Funds as set forth in the Corporation’s current registration statement on Form N-1A and the compliance policies and procedures of such Fund, the Subadviser is authorized and directed to purchase, hold, sell and monitor on a discretionary and continuous basis investments for the accounts of the Funds (the “Investments”).  In providing these services, the Subadviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Investments.  The Adviser will provide the Subadviser with reasonable assistance in connection with the Subadviser’s activities under this Agreement, including without limitation, information concerning each Fund, the daily funds available for investment and general affairs of the Corporation.

(b)                                 Allocation of Brokerage.  Subject to the supervision of the Adviser and the Board, the Subadviser is authorized and directed to establish and maintain accounts on behalf of the Funds, place orders for the purchase and sale of Investments with or through such persons, brokers or dealers as the Subadviser may select, and negotiate commissions to be paid on such transactions.  In selecting brokers or dealers and placing orders, the Subadviser will seek to obtain the most favorable combination of price and execution available (considering all factors it deems relevant including price, size of transaction, nature of the market for the security, amount of commission, if any, timing, reputation of broker or dealer, research and other factors), except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as provided below.

The Subadviser may cause each Fund to pay a broker that provides brokerage and research services to the Subadviser a commission in excess of the commission that another broker would have charged for effecting that transaction provided (i) the Subadviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker in the terms of the particular transaction or in terms of the Subadviser’s overall responsibilities with respect to such Fund and the other accounts as to which the Subadviser exercises investment discretion, (ii) such commission is paid in compliance with all applicable state and federal laws, including Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and in accordance with this Agreement, and (iii) in the opinion of the Subadviser, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.

To the extent not prohibited by applicable laws and regulations, if the Subadviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other clients of the Subadviser, the Subadviser may aggregate the securities to be sold or purchased in order to obtain best execution.  In such event, allocation of these securities and the expenses incurred in the transaction will be made by the Subadviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(c)                                  Affiliated Transactions.  The Subadviser and any of its affiliated persons will not purchase securities or other instruments from or sell securities or other instruments to any Fund; provided, however, the Subadviser may purchase securities or other instruments from or sell securities or other instruments to a Fund if such transaction is (i) permissible under applicable law and the Fund’s procedures or in accordance with an exemptive order and (ii) approved in advance by the Adviser. In the event of any such transaction, such a transaction shall be reported to the Board on a quarterly basis.

(d)                                 Books and Records.  The Subadviser will maintain all books and records required to be maintained by the Subadviser pursuant to the 1940 Act relating to the Fund, including, without limitation, a daily ledger of such assets and liabilities relating thereto and brokerage and other records of all securities transactions and upon request, will furnish to the Adviser in a timely manner all such books and records relating to the Subadviser’s services under this Agreement.  The Subadviser will also preserve such books and records for the periods prescribed in Rule 31a-2 under the 1940 Act.  All books and records relating to the Fund shall remain the sole property of the Corporation and shall be promptly surrendered to the Corporation upon request, provided that the Subadviser may retain a copy of the books and records.  Upon reasonable request during any business day, all books and records maintained by the Subadviser under this Agreement will be promptly made available to the Corporation or the Adviser.

(e)                                  Information Concerning Investments; Required Notices.  As the Adviser or the Board may reasonably request, the Subadviser will furnish reports and notices on portfolio transactions and reports on Investments held in the portfolio of a Fund in such detail as the requesting party may request.  As mutually agreed upon, the Subadviser also will provide each Fund and the Adviser periodic economic and investment analyses and reports normally available to the Subadviser’s other clients.  The Subadviser will give periodic updates, in a form and manner agreed upon, to the Adviser and the Board with respect to the performance of the Funds and the investments held by the Funds.

The Subadviser will inform the Corporation and the Adviser of changes in investment strategy, tactics, ownership or key personnel, and will provide reasonable advance notice of any ownership or control changes that may result in an “assignment” of this Agreement for purposes of the 1940 Act.  The Subadviser will provide reasonable advance notice of any change to the Funds’ portfolio managers named in the prospectus, to the extent such information is within its control.  To the extent the information is within the reasonable control of the Subadviser,  the Subadviser also will provide information or perform additional acts as are customarily performed by a subadviser or which are required for the Funds or the Adviser to comply with their respective obligations under applicable law, including without limitation the Internal Revenue Code of 1986, as amended, the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the Securities Act of 1933, as amended (the “1933 Act”), and any state securities law, rule or regulation.

(f)                                   Custody Arrangements.  The Subadviser acknowledges receipt of a Custody Agreement for each Fund and, to the extent applicable, will comply with the requirements of the Custody Agreement.  On each business day, the Subadviser will provide the Funds’ custodian with information relating to all transactions concerning each Fund’s assets, as the Adviser or the custodian may request.  The Subadviser will provide the Adviser or the custodian with information related to the establishment and maintenance of global custody arrangements as the Adviser or custodian may request.

(g)                                  Voting of Proxies.  The Subadviser shall vote proxies solicited by or with respect to the issuers of securities in each Fund in a manner which it reasonably believes best serves the interests of Fund shareholders and in accordance with the Subadviser’s proxy voting policies, which shall be provided, along with any amendments, to the Adviser, or such other proxy voting policy approved by the Board.  The Subadviser further agrees that, if requested, it will review the written report of the proxies voted during the most recent 12-month period or such other period as the Funds may designate, in order to meet the Funds’ filing obligations on Form N-PX.  Upon request of the Adviser, the Subadviser will provide an annual certification attesting to the accuracy and completeness of such proxy voting records.

(h)                                 Exercise of Security Rights.  The Subadviser shall exercise all rights of security holders with respect to securities held by each Fund in addition to voting proxies as set forth in (g), above, including, but not limited to:  converting, tendering, exchanging or redeeming securities, providing information related to class-action litigation (including litigation with respect to securities previously held), and exercising rights in the context of bankruptcy or other reorganization.

(i)                                     Agent.  Subject to any other written instructions of the Adviser, the Corporation or the Funds, the Subadviser is hereby appointed as the Adviser’s, the Corporation’s and each Fund’s agent and attorney-in-fact for the limited purpose of executing account documentation, agreements, contracts and other documents as the Subadviser is requested by brokers, dealers, counterparties and other persons in connection with its management of the Investments; provided, however, that any such documentation that the Subadviser shall execute shall comply with all laws, rules and regulations applicable to the business of the Adviser and the Corporation, including but not limited to the Advisers Act, the 1940 Act and the rules and regulations thereunder.  The Subadviser shall provide the Adviser and the Corporation with copies of any documents executed on behalf of the Adviser or the Corporation hereunder as soon as possible after the execution of any such documents.

(j)                                    Compliance with Applicable Law and Governing Documents.  With respect to all matters relating to its performance under this Agreement, the Subadviser and its directors, officers, partners, employees, agents and interested persons will  act in accordance with all applicable law.  The Subadviser is responsible for identifying and complying with all applicable laws and regulations of the jurisdiction in which securities held by the Fund are traded, including any applicable foreign ownership limits.  The Subadviser will act in accordance with the Corporation’s governing instruments and regulatory filings, including the Corporation’s Articles of Incorporation, By-Laws, currently effective Registration Statement under the 1940 Act and the 1933 Act and Notice of Eligibility under Rule 4.5 of the Commodity Exchange Act (the “CEA”) (if applicable), compliance policies and procedures adopted pursuant to Rule 38a-1 under the 1940 Act and the Fund’s prospectus, policies and procedures (collectively, “Governing Instruments and Regulatory Filings”) and with any instructions or directions of the Corporation, the Board or the Adviser which whenever practicable the Adviser or the Corporation shall provide in writing.

The Adviser has provided the Subadviser with the Governing Instruments and Regulatory Filings and will provide the Subadviser with any amendments, supplements or other changes to the Governing Instruments and Regulatory Filings as soon as practicable after such materials become available, and upon receipt, the Subadviser will act in accordance with such amendments, supplements or other changes.

(k)                                 Corporation’s Name; Adviser’s Name.  The Subadviser will have no rights relating to the Corporation’s name, a Fund’s name (other than the portion related to the Subadviser’s name) or in the name “Frontier” as it is used in connection with investment products, services or otherwise, and the Subadviser will make no use of such names without the express written consent of the Corporation, the Fund or the Adviser, as the case may be; provided that, the Subadviser shall be entitled to use each Fund’s name and the name “Frontier” in Form ADV or any other document required to be filed with any governmental agency or self-regulatory organization, in Subadviser’s customary marketing material (subject to any pre-filing requirement) and in connection with performing its obligations under this Agreement.  The Subadviser shall at all times have all rights in and to the “MFG” portion of each Fund’s name, as listed on Exhibit A hereto, or any other name derived from the name Magellan Asset Management Limited.  Neither the Corporation nor the Adviser will have any rights relating to the name “MFG”, “MFG Asset Management” or “Magellan Asset Management Limited” as it is used in connection with investment products, services or otherwise, and the Adviser will make no use of such name without the express written consent of the Subadviser; provided that the Adviser and the Corporation shall be entitled to use the name “MFG”, “MFG Asset Management” and “Magellan Asset Management Limited” in Form N-1A, Form ADV, each Fund’s prospectus, Statement of Additional Information and customary marketing material, or any other document required to be filed with any governmental agency or self-regulatory organization.

(l)                                     Personal Securities Transactions.  The Subadviser will observe and comply with Rule 17j-l under the 1940 Act.  Upon request during any business day, the Subadviser will promptly make available to the Adviser or any Fund any reports concerning the Fund required to be made by the Subadviser pursuant to Rule 17j-1 under the 1940 Act.

(m)                             Fair Valuation.  In accordance with the valuation procedures adopted by the Board, as amended from time to time, the Subadviser shall provide appropriate assistance with fair valuation of those securities in which it invests Fund assets for which readily available market prices are unavailable. The Subadviser acknowledges that a third party pricing service approved by the Board may provide fair value pricing data with respect to certain foreign securities held by a Fund in accordance with the valuation procedures adopted by the Board.

(n)                                 Regulatory Filings.  The Subadviser will make available and provide such information as the Corporation, its officers and legal counsel may reasonably request with respect to the Subadviser, each Fund and its performance for use in the preparation of the Corporation’s registration statement, reports and other documents required by any applicable law or regulation.  The Subadviser will provide a back-up certification to the Adviser in a form reasonably satisfactory to each party relating to the Corporation’s periodic reports filed with the SEC that include certifications by the officers of the Corporation with respect to matters of which the Subadviser has firsthand knowledge.

(o)                                 Compliance Oversight.  The Subadviser agrees to cooperate with periodic reviews of the Subadviser’s compliance program by the Funds’ compliance personnel in performance of their responsibilities under Rule 38a-1 of the 1940 Act.  The Subadviser agrees to provide to the Adviser copies of its compliance program and such additional information and certifications as may reasonably be requested by the Funds’ compliance personnel.  The Subadviser agrees to promptly notify the Adviser of any material compliance violations which affect the Funds.

(p)                                 Section 15(c) Request for Information.  The Subadviser shall provide such information as may reasonably be requested by the Board under Section 15(c) of the 1940 Act in connection with its annual consideration of this Agreement.

(q)                                 Liquidity Risk Management.  The Subadviser agrees to assist with the liquidity classifications and such other duties that may reasonably be delegated to a subadviser under the Fund’s liquidity risk management program when implemented in accordance with Rule 22e-4 under the 1940 Act.

(r)                                    Administrative Services.  The Subadviser shall provide certain administrative services to the Funds, including but not limited to:  (i) assisting the Funds’ officers in the timely preparation and filing of the Corporation’s registration statement as it pertains to the Funds; (ii) providing information and assisting in the timely filing of each Fund’s shareholder reports and other required regulatory filings; and (iii) providing assistance and support to the Funds’ service providers, as requested from time to time.

(s)                                   Shareholder Services.  The Subadviser shall assist and provide support to the Adviser, the Funds’ administrator, the Funds’ transfer agent, and other applicable Fund service providers in responding to shareholder inquiries.

3.                                      Services Exclusive.

(a)                                 Except as consented to by the Adviser in writing (which consent shall not be unreasonably withheld or delayed), during the term of this Agreement (and, where the Subadviser has terminated this Agreement under Section 13(b)(ii), for a period of one year thereafter), the Subadviser (and its successors) and any person or entity controlled by the Subadviser other than individual employees, will not act as investment adviser or subadviser or otherwise render investment advice to, or sponsor, promote or distribute, any investment company registered under the 1940 Act, or series thereof (“Registered Investment Company”), that:

(i)                               has the same or substantially similar principal investment strategy as a Fund; and

(ii)                            charges a net expense ratio to the holders of that Registered Investment Company’s institutional (or equivalent) share class that is equal to or less than the gross management fee charged by that Fund.

(b)                                 Notwithstanding the foregoing, the Subadviser may act as an investment adviser or subadviser to:

(i)                               any investment vehicles organized outside the United States that are not offered for sale to United States residents

(ii)                            any Registered Investment Company whose target investors are retail investors and/or which is a multi-subadviser offering; and

(iii)                         any Registered Investment Company in respect of which the Adviser has provided its written consent to the Subadviser pursuant to sub-section 3(a) above.

(c)                                  The parties agree, for the purposes of Section 3(a), that it will be unreasonable for the Adviser to withhold its consent unless the Registered Investment Company that is the subject of the Subadviser’s request for consent competes directly with a Fund.

4.                                      Duties of Adviser.  The Adviser will continue to be responsible for all services to be provided to the Funds pursuant to the Advisory Agreement, and shall oversee and review the Subadviser’s performance under this Agreement.

5.                                      Independent Contractor.  The Subadviser will be an independent contractor in performing its duties under this Agreement and unless otherwise expressly provided herein or otherwise authorized in writing, will have no authority to act for or represent the Corporation, the Funds or the Adviser in any way or otherwise be deemed an agent of the Corporation, the Funds or the Adviser.

6.                                      Compensation.

(a)                                 The Adviser will pay the Subadviser a fee (the “Subadvisory Fee”) for its services to each Fund at an annual rate set forth on the exhibit relating to each Fund (the “Fund Exhibit”).  The Subadvisory Fee shall accrue each calendar day during the term of this Agreement and the sum of the daily fee accruals shall be paid monthly by the Adviser as soon as practicable following the last day of each month.

During any month in which the Adviser recoups previously waived fees or reimbursed expenses (the “Recoupment”) relating to a period during which the Subadvisory Fee was based on a percentage of the net advisory fee received by the Adviser from a Fund, the Subadviser shall be paid the same percentage of the Recoupment.  The parties acknowledge that the Adviser is only entitled to recoup amounts waived or reimbursed for a period of three years from the date such amount was waived or reimbursed.

7.                                      Expenses.  The Subadviser shall bear all expenses incurred by it in connection with its services under this Agreement other than the cost of Investments (including brokerage commissions, taxes, custody fees and other transaction charges, if any) purchased or sold by the Funds.  The Subadviser will, from time to time at its sole expense, employ such persons as it believes to be competent to assist it in the execution of its duties hereunder.  In addition, the Subadviser shall pay the expenses relating to costs of any special meeting of directors or shareholders convened for the primary benefit of the Subadviser.

(a)                                 Organizational Expenses.  The Subadviser shall pay, or reimburse the Adviser, as applicable, for all costs and expenses incurred by the Adviser in connection with the organization of each Fund, if applicable.

(b)                                 Expense Reimbursement.  In the event the Adviser is required to reimburse expenses to a Fund under the terms of the expense cap agreement between the Adviser and the Corporation, on behalf of each Fund, the Subadviser shall pay, or reimburse the Adviser, as applicable, for all expenses to be reimbursed to a Fund under the expense cap agreement.

(c)                                  Sub-Transfer Agent Fees.  The Subadviser shall pay, or reimburse the Adviser, as applicable, for all amounts paid by the Adviser to financial intermediaries for sub-transfer agent, sub-accounting and other administrative services (collectively, “Sub-Transfer Agent Fees”) provided to customers that hold Fund shares through an omnibus account or fully disclosed account at the Fund’s transfer agent.

(d)                                 Other Expenses.  Except to the extent provided in this Section 7, the Subadviser shall not be responsible for the Funds’ or the Adviser’s expenses, including, but not limited to, the following:  (i) charges and expenses for determining a Fund’s net asset value and the maintenance of a Fund’s books and records and related overhead; (ii) the charges and expenses of the Funds’ legal counsel and auditors; (iii) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and/or administrator appointed by the Funds; (iv) brokers’ commissions, and issue and transfer taxes chargeable to the Funds in connection with securities transactions to which a Fund is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by a Fund to federal, state or other government agencies; (vi) fees and expenses required to be paid for registration with the SEC, or any fees and expenses required to be paid for the sale of Fund shares in any state; (vii) expenses related to shareholders’ and directors’ meetings (save in relation to any meetings convened for the primary benefit of Subadviser as referred to above), and the preparation, printing and distribution of prospectuses, proxy statements, reports to shareholders and other Fund sales literature; (viii) distribution fees payable pursuant to Rule 12b-1 under the 1940 Act, if any; and (ix) compensation payable to the Funds’ directors.

8.                                      Sales Literature.  The Adviser and Subadviser acknowledge that advertising and sales literature relating to investment companies (such as the Corporation) are subject to strict regulatory oversight.  The Subadviser agrees to submit any proposed advertising, marketing material or other sales literature for a Fund (or any other portfolio of the Corporation) or for itself or its affiliates which mentions a Fund to the Funds’ distributor for review and filing with the appropriate regulatory authorities at least 15 days’ prior to the release of any such material; provided, however, that Subadviser shall not be obligated to produce any advertising or sales literature for the Funds.  For the avoidance of doubt, this Section 8 does not apply to any material issued by the Subadviser that does not constitute advertising or sales literature for the purposes of the 1940 Act and that is limited to including a reference that the Subadviser acts as a subadviser to a Fund.  The Subadviser will act in accordance with the Funds’ Marketing Compliance Policy which has been provided to the Subadviser prior to the date hereof and, among other provisions, requires the prior review and approval of any reference to a Fund on the Subadviser’s website or marketing materials and prohibit any reference to a Fund on social media.

9.                                      Representations, Warranties and Covenants of Subadviser.  The Subadviser represents, warrants and covenants to the Adviser, the Corporation, and the Funds as follows:

(a)                                 The Subadviser is registered as an investment adviser under the Advisers Act;

(b)                                 Neither the Subadviser nor any officer, director, partner or employee of the Subadviser is subject to any event set forth in Section 9 of the 1940 Act that would disqualify the Subadviser from acting as an investment adviser to an investment company under the 1940 Act.  The Subadviser will promptly notify the Adviser of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act or otherwise;

(c)                                  The Subadviser will not invest the Fund’s assets in commodity interests regulated by the Commodity Futures Trading Commission or the National Futures Association except following prior notice to the Adviser and pursuant to an applicable exemption;

(d)                                 The Subadviser is a company duly organized and validly existing under the laws of Australia with the power to carry on its business as it is now being conducted;

(e)                                  The execution, delivery and performance by the Subadviser of this Agreement are within its powers and have been duly authorized by all necessary action, and no action or filing with any governmental body, agency or official is required for the execution, delivery and performance of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a default under any provision of applicable law, rule or regulation, the Subadviser’s governing instruments or any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser;

(f)                                   This Agreement is a valid and binding agreement of the Subadviser;

(g)                                  The Subadviser has provided its current Form ADV, client brochure and applicable brochure supplements (collectively, the “Form ADV”) to the Adviser (and promptly will provide to the Adviser all amendments thereto), and at the time such Form ADV is provided to the Adviser, the Form ADV is and will be a true and complete copy of the most recent form filed with the SEC and, to the best of the Subadviser’s knowledge and belief, the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(h)                                 The Subadviser has provided its Code of Ethics to the Adviser along with the certification required by Rule 17j-1(c)(1)(ii) under the 1940 Act.  In accordance with Rule 17j-1, the Subadviser will submit any material changes to such Code of Ethics to the Board for approval no later than six months after its adoption of the material changes.  During the term of this Agreement, the Subadviser will annually certify to the Board that it has adopted procedures reasonably necessary to prevent access persons from violating the Code of Ethics, and will describe in a written report to the Board any issues arising under the Code regarding material violations of the Code and sanctions imposed in response thereto;

(j)                                    The Subadviser has adopted, maintains and implements written compliance policies and procedures as required by Rule 206(4)-7 of the Advisers Act, including written policies and procedures with regard to the protection of customer records and information, as required by Regulation S-P.  The Subadviser will provide the Adviser with a summary of its policies and procedures and, upon reasonable request by the Adviser, shall either (i) certify that the Subadviser has complied in all material respects with such policies and procedures or (ii) provide a written report to the Adviser describing any material violations of such policies and procedures;

(k)                                 The Subadviser has adopted proxy voting policies which comply in all material respects with the requirements of the 1940 Act;

(l)                                     The Subadviser shall exercise sole investment discretion over the Funds for purposes of all applicable filing requirements under the 1934 Act, including without limitation Sections 13(d), (g) and (f), and shall file all such documents with the SEC;

(m)                             The Subadviser will deliver to the Adviser and the Funds copies of any material amendments, supplements or updates to any of the information provided to the Adviser promptly after becoming available;

(n)                                 The Subadviser has adopted procedures as necessary to (i) comply with the U.S. Foreign Corrupt Practices Act; and (ii) prohibit any investments by the Funds in issuers owned by Specially Designated Nationals or Blocked Persons or issuers or countries otherwise prohibited by a U.S. sanctions program; and

(o)                                 The Subadviser shall maintain business continuity, cyber-security, disaster recovery and backup capabilities and facilities, through which the Subadviser will be able to perform its obligations hereunder with minimal disruptions or delays(p)                  .  Upon request, the Subadviser shall provide to the Adviser access to its written business continuity, cyber-security, disaster recovery and backup plan(s) together with sufficient information and written certifications regarding such plans to assist the Funds and the Chief Compliance Officer of the Corporation in complying with Rule 38a-1 under the 1940 Act.  The Subadviser represents that it tests its business continuity, cyber-security, and disaster recovery and backup plan(s) on at least an annual basis, and shall, at the Adviser’s request, provide the Adviser with information regarding the results of its testing.

10.                               Representations, Warranties and Covenants of Adviser.  The Adviser represents, warrants and covenants to the Subadviser, as follows:

(a)                                 The Adviser is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect;

(b)                                 The Adviser is a corporation duly organized and validly existing under the laws of Illinois with the power to carry on its business as it is now being conducted;

(c)                                  The execution, delivery and performance by the Adviser of this Agreement are within its powers and have been duly authorized by all necessary action, and the Adviser has caused to be taken all necessary action under the Advisory Agreement and the 1940 Act to authorize the appointment of the Subadviser under this Agreement, and no action or filing with any governmental body, agency or official is required for the execution, delivery and performance of this Agreement;

(d)                                 This Agreement is a valid and binding agreement of the Adviser and the Corporation on behalf of each Fund;

(e)                                  The Advisory Agreement permits the Adviser to delegate the duties of the Subadviser set forth herein to a subadviser; and

(f)                                   The Adviser has provided to the Subadviser the Corporation’s current Registration Statement on Form N-1A and agrees to provide the Subadviser with all supplements or amendments thereto and to advise the Subadviser promptly in writing of any changes in a Fund’s investment policies or restrictions.

(g)                                  The Adviser and its directors, officers, partners, employees, agents and interested persons will, for so long as this Agreement is in effect, act in accordance with all applicable federal or state laws or regulations and the Governing Instruments and Regulatory Filings.

11.                               Survival of Representations, Warranties and Covenants.  All representations, warranties and covenants made by the parties pursuant to Sections 9 and 10 will survive for the duration of this Agreement, and the Subadviser and the Adviser will immediately notify the other party hereto and the Corporation in writing upon becoming aware that any of the foregoing representations, warranties and covenants made by it are no longer true.

12.                               Liability and Indemnification.

(a)                                 Liability.  In the absence of willful misfeasance, bad faith, negligence, or reckless disregard on the part of the Subadviser of its duties or obligations under this Agreement, the Subadviser shall not be subject to any liability for errors of judgment, mistake of law or for any loss suffered by the Adviser, the Corporation, a Fund, or its shareholders in connection with matters to which this Agreement relates.  In the absence of willful misfeasance, bad faith, negligence, or reckless disregard on the part of the Adviser of its duties or obligations under this Agreement, the Adviser shall not be subject to any liability to the Subadviser, for any act or omission in the course of, or in connection with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Investments; provided, however, that nothing herein shall relieve the Adviser or the Subadviser from any of their respective obligations under applicable law, including without limitation, federal and state securities laws and the CEA.  Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Corporation or any shareholder of the Corporation may have under any federal securities or state law.

(b)                                 Indemnification.  The Subadviser shall indemnify the Adviser and the Corporation, and their respective officers, directors and “controlling persons” (within the meaning of Section 2(a)(9) of the 1940 Act), for any liability and reasonable expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, negligence, or reckless disregard of its duties or obligations hereunder or any violations of applicable law, including, without limitation, federal and state securities laws and the CEA.  The Adviser shall indemnify the Subadviser and its officers, directors and “controlling persons” (within the meaning of Section 2(a)(9) of the 1940 Act) for any liability and reasonable expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, negligence, or reckless disregard of its duties and obligations hereunder or any violations of applicable law, including, without limitation, federal and state securities laws and the CEA.

13.                               Duration and Termination.

(a)                                 Duration.  This Agreement shall begin with respect to a Fund after it has been approved in accordance with the requirements of the 1940 Act and the exhibit relating to such Fund has been executed by the Adviser and the Subadviser and shall continue in effect for two years from its effective date and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if such continuation shall be specifically approved at least annually (i) by the vote of a majority of the Board, including a majority of the directors who are not “interested persons” (as defined in the 1940 Act) of the Corporation, the Adviser or the Subadviser, cast in person at a meeting called for that purpose or (ii) by the vote of a majority of the outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the 1940 Act) of each Fund.

(b)                                 Termination.  Notwithstanding anything to the contrary provided herein, this Agreement may be terminated at any time with respect to a Fund, without payment of any penalty:  (i) by the vote of a majority of the Board, by the vote of a majority of the outstanding voting securities of such Fund or by the Adviser, in each case upon not more than 60 days’ written notice to the Subadviser; or (ii) by the Subadviser upon not less than 120 days’ written notice to the Adviser, the Corporation and such Fund.  This Agreement shall also terminate automatically in the event of its assignment (as defined in Section 2(a)(4) of the 1940 Act) or upon the termination of the Advisory Agreement.

14.                               Amendment.  This Agreement may be amended with respect to a Fund by the mutual consent of the parties, provided that the terms of each such amendment shall be approved by (i) the affirmative vote of a majority of the Board cast in person at a meeting called for that purpose, including a majority of directors who are not “interested persons” of such Fund or the Adviser, and (ii) if necessary, by a vote of a majority of the outstanding voting securities of such Fund.  If such amendment is proposed in order to comply with the requirements of the SEC, state regulatory bodies or other governmental authorities, the Adviser will notify the Subadviser of the form of amendment which it deems necessary or advisable and the reasons therefor, and if the Subadviser declines to assent to such amendment, the Adviser may terminate this Agreement forthwith.

15.                               Confidentiality.

(a)                                 Subject to the duties of the Subadviser to comply with applicable laws, including any demand of any regulatory or taxing authority having jurisdiction or under compulsory process of law, the Subadviser shall, during the term of this Agreement and for a period of five years thereafter, treat as confidential all non-public information pertaining to the Funds and the actions of the Subadviser, the Adviser and the Corporation in respect thereof.  Information disclosed in voluntary and required reports to shareholders of the Corporation and to regulatory authorities or otherwise in the public domain other than by action of the Subadviser is deemed to be public information.  The Subadviser agrees to adhere to the privacy policies adopted by the Corporation pursuant to Regulation S-P under the Gramm-Leach-Bliley Act.  The Subadviser has adopted, implemented and agrees to maintain physical, electronic and procedural safeguards reasonably designed to protect the security, confidentiality and integrity of, and to prevent unauthorized access to or use of, records and information, to protect against any anticipated threats or hazards to the security or integrity of such information, and to ensure proper disposal of such information, relating to Fund shareholders in compliance with Regulation S-P.  The Subadviser will not share any nonpublic personal information concerning Fund shareholders with any other party except as necessary for the performance of duties under this Agreement or as required by law or allowed under one of the exceptions set forth in Regulation S-P.

(b)                                 In addition to the obligations set out in Section 15(a), each party shall treat as confidential all Confidential Information of the other (as that term is defined below) and use such information only in furtherance of the purposes of this Agreement. Each party shall limit access to the Confidential Information to its affiliates, officers, directors, employees, advisers, auditors and the Fund’s service providers who reasonably require access to such Confidential Information, and otherwise maintain policies and procedures designed to prevent disclosure of the Confidential Information. For purposes of this Agreement, Confidential Information shall include all non-public business and financial information, methods, plans, techniques, processes, research, documents and trade secrets of a party. Confidential Information shall not include anything that (i) is or lawfully becomes in the public domain, other than as a result of a breach of an obligation hereunder, (ii) is furnished to the applicable party by a third party having a lawful right to do so, or (iii) was known to the applicable party at the time of the disclosure.

16.                               Notices.  Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered or mailed postpaid to the other party, or transmitted by facsimile with acknowledgment of receipt or by electronic transmission, to the parties at their principal places of business, which may from time to time be changed by the parties by notice to the other party.  As of the date of this Agreement, the addresses of the parties are:

Corporation and the Adviser:

Frontier Funds, Inc.
Frontegra Asset Management, Inc.
Attention: William D. Forsyth III, President
400 Skokie Boulevard, Suite 500
Northbrook, Illinois  60062
Fax: (847) 509-9845
Email:  bforsyth@frontier-partners.com

Subadviser:

Magellan Asset Management Limited
Attention:  Chief Legal Officer
MLC Centre Level 36, 19 Martin Place
Sydney, NSW 2000  Australia
Fax:  +61 2 8114 1800
Email:  legal@magellangroup.com.au

17.                               Governing Law.  This Agreement is governed by and construed in accordance with the laws of the United States and the internal laws of the State of Illinois without giving effect to conflicts of laws principles; provided, however, that nothing herein shall be construed in a manner that is inconsistent with the 1940 Act, the Advisers Act or the rules and regulations promulgated with respect to such respective Acts.

18.                               Counterparts.  This Agreement may be executed in one or more counterparts, all of which shall together constitute one and the same instrument.

19.                               Third Party Rights.  In addition to the parties hereto, this Agreement is intended to be for the benefit of the Corporation, which is intended to be a third-party beneficiary hereunder and may, as such, exercise such rights as if it were the Adviser.  With the exception of such parties, no other party shall have any rights hereunder.

20.                               Severability.  If any provision of this Agreement is held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

21.                               Miscellaneous.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof.  Specifically, as used in this Agreement, “investment company,” “affiliated person,” “interested person,” “assignment,” “broker,” “dealer” and “affirmative vote of the majority of the Fund’s outstanding voting securities” shall all have such meaning as such terms have in the 1940 Act.  The term “investment adviser” shall have such meaning as such term has in the Advisers Act or the 1940 Act, as the case may be.  In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is amended or modified by a rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such amended or modified rule, regulation or order.

22.                               Sole Agreement.  This Agreement represents the entire agreement and understanding between the parties and sets forth the rights, duties and obligations of each party to the other as of its date.  Any prior agreements, understandings and representations relating to the subject matter of this Agreement are incorporated herein.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

FRONTEGRA ASSET MANAGEMENT, INC.

By:
Name:	William D. Forsyth III
Title:	President

MAGELLAN ASSET MANAGEMENT LIMITED

By:
Name:
Title:

Exhibit A

Frontier MFG Global Equity Fund

Subadvisory Fee:

100% of the net fee received by the Adviser from the Fund after giving effect to any contractual or voluntary expense cap borne by the Adviser, less an annual flat fee of $200,000 to be retained by the Adviser. In the event the annual net advisory fee is less than $200,000, the Adviser shall retain 100% of the net advisory fee and no Subadvisory Fee shall be payable to the Subadviser.

Executed as of this      day of            , 2018.

FRONTEGRA ASSET MANAGEMENT, INC.

By:
Name:	William D. Forsyth III
Title:	President

MAGELLAN ASSET MANAGEMENT LIMITED

By:
Name:
Title:

Exhibit B

Frontier MFG Core Infrastructure Fund

Subadvisory Fee:

100% of the net fee received by the Adviser from the Fund after giving effect to any contractual or voluntary expense cap borne by the Adviser, less an annual flat fee of $200,000 to be retained by the Adviser. In the event the annual net advisory fee is less than $200,000, the Adviser shall retain 100% of the net advisory fee and no Subadvisory Fee shall be payable to the Subadviser.

Executed as of this      day of            , 2018.

FRONTEGRA ASSET MANAGEMENT, INC.

By:
Name:	William D. Forsyth III
Title:	President

MAGELLAN ASSET MANAGEMENT LIMITED

By:
Name:
Title:

Exhibit C

Frontier MFG Global Plus Fund

Subadvisory Fee:

100% of the net fee received by the Adviser from the Fund after giving effect to any contractual or voluntary expense cap borne by the Adviser, less an annual flat fee of $200,000 to be retained by the Adviser. In the event the annual net advisory fee is less than $200,000, the Adviser shall retain 100% of the net advisory fee and no Subadvisory Fee shall be payable to the Subadviser.

Executed as of this      day of            , 2018.

FRONTEGRA ASSET MANAGEMENT, INC.

By:
Name:	William D. Forsyth III
Title:	President

MAGELLAN ASSET MANAGEMENT LIMITED

By:
Name:
Title:

Exhibit D

Frontier MFG Select Infrastructure Fund

Subadvisory Fee:

100% of the net fee received by the Adviser from the Fund after giving effect to any contractual or voluntary expense cap borne by the Adviser, less an annual flat fee of $200,000 to be retained by the Adviser. In the event the annual net advisory fee is less than $200,000, the Adviser shall retain 100% of the net advisory fee and no Subadvisory Fee shall be payable to the Subadviser.

Executed as of this      day of            , 2018.

FRONTEGRA ASSET MANAGEMENT, INC.

By:
Name:	William D. Forsyth III
Title:	President

MAGELLAN ASSET MANAGEMENT LIMITED

By:
Name:
Title:

PROXY TABULATOR	Please vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.
[Insert mailing address]
VOTE VIA THE INTERNET

1) Read the Proxy Statement and have this card at hand.
2) Log on to [•] and follow the on-screen instructions.
3) If you vote via the Internet, you do not need to mail this proxy card.

VOTE VIA THE TELEPHONE

1) Read the Proxy Statement and have this card at hand.
2) Call toll-free at [•] and follow the recorded instructions.
3) If you vote via the telephone, you do not need to mail this proxy card.

VOTE BY MAIL

1) Read the Proxy Statement.
2) Mark the appropriate box(es) on this proxy card.
3) Sign and date this proxy card.
4) Mail your completed proxy card in the enclosed envelope.

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

When this proxy is properly executed, the shares represented hereby will be voted as specified.  If no specification is made this proxy will be voted “FOR” the election of all of the nominees to the Board of Directors of Frontier Funds, Inc.

This proxy is solicited by the Board of Directors of Frontier Funds, Inc., which unanimously recommends that you vote FOR each of the nominees for Director.  Please vote by checking the appropriate box.

PLEASE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

Vote on Directors	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominees(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
	☐	☐	☐

1. To elect four current Directors to the Board to serve until their successors are duly elected and qualify:

01) David L. Heald		03) James M. Snyder

02) Steven K. Norgaard		04) William D. Forsyth III

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET

Note:  Please sign exactly as name(s) appear above.  If shares are held in the name of joint owners each should sign.  If signing as an attorney-in-fact, executor, administrator, trustee, guardian or some other representative capacity you should so indicate and give your full title.  If the shareholder is a corporation or partnership, please sign in full corporate or partnership name by an authorized person.

Signature (and Title, if applicable)	Date		Signature (Joint Owners)	Date
[PLEASE SIGN WITHIN BOX]

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at [•]

FRONTIER FUNDS, INC.

FRONTIER TIMPANI SMALL CAP GROWTH FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SPECIAL MEETING OF SHAREHOLDERS AUGUST 30, 2018

The undersigned shareholder(s) of the Frontier Timpani Small Cap Growth Fund, a series of Frontier Funds, Inc. (the “Company”), hereby appoint(s) William D. Forsyth III and Elyce D. Dilworth, and each of them, as proxies for the undersigned, each with full power of substitution, to attend the Special Meeting of Shareholders of the Company (the “Meeting”) to be held at 10:00 a.m, local time, on August 30, 2018, at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062, for purposes of considering Proposal 1, as well as any other business that may properly come before the Meeting or any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting.  The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Proxy Statement (the terms of which are incorporated by reference herein), dated July [  ], 2018, and revokes any proxy heretofore given with respect to such Meeting.

Your vote is important.  In order to be counted, your vote must be received by August 30, 2018.  The shares represented by this proxy will be voted as instructed.  Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal relating to the Fund with discretionary authority to vote upon such other business as may come before the Meeting or any adjournment(s) or postponement(s) thereof.

PLEASE SIGN ON THE REVERSE SIDE OF THIS CARD

PROXY TABULATOR	Please vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.
[Insert mailing address]
VOTE VIA THE INTERNET

1) Read the Proxy Statement and have this card at hand.
2) Log on to [•] and follow the on-screen instructions.
3) If you vote via the Internet, you do not need to mail this proxy card.

VOTE VIA THE TELEPHONE

1) Read the Proxy Statement and have this card at hand.
2) Call toll-free at [•] and follow the recorded instructions.
3) If you vote via the telephone, you do not need to mail this proxy card.

VOTE BY MAIL

1) Read the Proxy Statement.
2) Mark the appropriate box(es) on this proxy card.
3) Sign and date this proxy card.
4) Mail your completed proxy card in the enclosed envelope.

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

When this proxy is properly executed, the shares represented hereby will be voted as specified.  If no specification is made this proxy will be voted “FOR” the election of all of the nominees to the Board of Directors of Frontier Funds, Inc. and FOR the proposals set forth below.

This proxy is solicited by the Board of Directors of Frontier Funds, Inc., which unanimously recommends that you vote FOR each of the nominees for Director and FOR each Proposal.  Please vote by checking the appropriate box.

PLEASE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

Vote on Directors	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominees(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
	☐	☐	☐

1. To elect four current Directors to the Board to serve until their successors are duly elected and qualify:

01) David L. Heald		03) James M. Snyder

02) Steven K. Norgaard		04) William D. Forsyth III

Vote on Proposals				For	Against	Abstain
2. To approve a new investment advisory agreement between Frontier Funds, Inc., on behalf of the Frontier Phocas Small Cap Value Fund, and Frontegra Asset Management, Inc. (“Frontegra”).				☐	☐	☐

3. To approve a new subadvisory agreement between Frontegra and Phocas Financial Corporation.				☐	☐	☐

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET

Note:  Please sign exactly as name(s) appear above.  If shares are held in the name of joint owners each should sign.  If signing as an attorney-in-fact, executor, administrator, trustee, guardian or some other representative capacity you should so indicate and give your full title.  If the shareholder is a corporation or partnership, please sign in full corporate or partnership name by an authorized person.

Signature (and Title, if applicable)	Date		Signature (Joint Owners)	Date

[PLEASE SIGN WITHIN BOX]

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at [•]

FRONTIER FUNDS, INC.

FRONTIER PHOCAS SMALL CAP VALUE FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SPECIAL MEETING OF SHAREHOLDERS AUGUST 30, 2018

The undersigned shareholder(s) of the Frontier Phocas Small Cap Value Fund, a series of Frontier Funds, Inc. (the “Company”), hereby appoint(s) William D. Forsyth III and Elyce D. Dilworth, and each of them, as proxies for the undersigned, each with full power of substitution, to attend the Special Meeting of Shareholders of the Company (the “Meeting”) to be held at 10:00 a.m, local time, on August 30, 2018, at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062, for purposes of considering Proposals 1, 2 and 3, as well as any other business that may properly come before the Meeting or any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting.  The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Proxy Statement (the terms of which are incorporated by reference herein), dated July [  ], 2018, and revokes any proxy heretofore given with respect to such Meeting.

Your vote is important.  In order to be counted, your vote must be received by August 30, 2018.  The shares represented by this proxy will be voted as instructed.  Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal relating to the Fund with discretionary authority to vote upon such other business as may come before the Meeting or any adjournment(s) or postponement(s) thereof.

PLEASE SIGN ON THE REVERSE SIDE OF THIS CARD

PROXY TABULATOR	Please vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.
[Insert mailing address]
VOTE VIA THE INTERNET

1) Read the Proxy Statement and have this card at hand.
2) Log on to [•] and follow the on-screen instructions.
3) If you vote via the Internet, you do not need to mail this proxy card.

VOTE VIA THE TELEPHONE

1) Read the Proxy Statement and have this card at hand.
2) Call toll-free at [•] and follow the recorded instructions.
3) If you vote via the telephone, you do not need to mail this proxy card.

VOTE BY MAIL

1) Read the Proxy Statement.
2) Mark the appropriate box(es) on this proxy card.
3) Sign and date this proxy card.
4) Mail your completed proxy card in the enclosed envelope.

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

When this proxy is properly executed, the shares represented hereby will be voted as specified.  If no specification is made this proxy will be voted “FOR” the election of all of the nominees to the Board of Directors of Frontier Funds, Inc. and FOR the proposal set forth below.

This proxy is solicited by the Board of Directors of Frontier Funds, Inc., which unanimously recommends that you vote FOR each of the nominees for Director and FOR each other the Proposal.  Please vote by checking the appropriate box.

PLEASE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

Vote on Directors	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominees(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
	☐	☐	☐

1. To elect four current Directors to the Board to serve until their successors are duly elected and qualify:

01) David L. Heald		03) James M. Snyder

02) Steven K. Norgaard		04) William D. Forsyth III

Vote on Proposals				For	Against	Abstain
2. To approve a new investment advisory agreement between Frontier Funds, Inc., on behalf of the Frontier MFG Core Infrastructure Fund, and Frontegra Asset Management, Inc. (“Frontegra”).				☐	☐	☐

3. To approve a new subadvisory agreement between Frontegra and Magellan Asset Management Limited doing business as MFG Asset Management.				☐	☐	☐

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET

Note:  Please sign exactly as name(s) appear above.  If shares are held in the name of joint owners each should sign.  If signing as an attorney-in-fact, executor, administrator, trustee, guardian or some other representative capacity you should so indicate and give your full title.  If the shareholder is a corporation or partnership, please sign in full corporate or partnership name by an authorized person.

Signature (and Title, if applicable)	Date		Signature (Joint Owners)	Date

[PLEASE SIGN WITHIN BOX]

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at [•]

FRONTIER FUNDS, INC.

FRONTIER MFG CORE INFRASTRUCTURE FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SPECIAL MEETING OF SHAREHOLDERS AUGUST 30, 2018

The undersigned shareholder(s) of the Frontier MFG Core Infrastructure Fund, a series of Frontier Funds, Inc. (the “Company”), hereby appoint(s) William D. Forsyth III and Elyce D. Dilworth, and each of them, as proxies for the undersigned, each with full power of substitution, to attend the Special Meeting of Shareholders of the Company (the “Meeting”) to be held at 10:00 a.m, local time, on August 30, 2018, at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062, for purposes of considering Proposals 1, 2 and 3, as well as any other business that may properly come before the Meeting or any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting.  The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Proxy Statement (the terms of which are incorporated by reference herein), dated July [  ], 2018, and revokes any proxy heretofore given with respect to such Meeting.

Your vote is important.  In order to be counted, your vote must be received by August 30, 2018.  The shares represented by this proxy will be voted as instructed.  Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal relating to the Fund with discretionary authority to vote upon such other business as may come before the Meeting or any adjournment(s) or postponement(s) thereof.

PLEASE SIGN ON THE REVERSE SIDE OF THIS CARD

PROXY TABULATOR	Please vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.
[Insert mailing address]
VOTE VIA THE INTERNET

1) Read the Proxy Statement and have this card at hand.
2) Log on to [•] and follow the on-screen instructions.
3) If you vote via the Internet, you do not need to mail this proxy card.

VOTE VIA THE TELEPHONE

1) Read the Proxy Statement and have this card at hand.
2) Call toll-free at [•] and follow the recorded instructions.
3) If you vote via the telephone, you do not need to mail this proxy card.

VOTE BY MAIL

1) Read the Proxy Statement.
2) Mark the appropriate box(es) on this proxy card.
3) Sign and date this proxy card.
4) Mail your completed proxy card in the enclosed envelope.

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

When this proxy is properly executed, the shares represented hereby will be voted as specified.  If no specification is made this proxy will be voted “FOR” the election of all of the nominees to the Board of Directors of Frontier Funds, Inc. and FOR the proposal set forth below.

This proxy is solicited by the Board of Directors of Frontier Funds, Inc., which unanimously recommends that you vote FOR each of the nominees for Director and FOR each other Proposal.  Please vote by checking the appropriate box.

PLEASE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

Vote on Directors	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominees(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
	☐	☐	☐

1. To elect four current Directors to the Board to serve until their successors are duly elected and qualify:

01) David L. Heald		03) James M. Snyder

02) Steven K. Norgaard		04) William D. Forsyth III

Vote on Proposals				For	Against	Abstain
2. To approve a new investment advisory agreement between Frontier Funds, Inc., on behalf of the Frontier MFG Global Equity Fund and Frontegra Asset Management, Inc. (“Frontegra”).				☐	☐	☐

3. To approve a new subadvisory agreement between Frontegra and Magellan Asset Management Limited doing business as MFG Asset Management.				☐	☐	☐

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET

Note:  Please sign exactly as name(s) appear above.  If shares are held in the name of joint owners each should sign.  If signing as an attorney-in-fact, executor, administrator, trustee, guardian or some other representative capacity you should so indicate and give your full title.  If the shareholder is a corporation or partnership, please sign in full corporate or partnership name by an authorized person.

Signature (and Title, if applicable)	Date		Signature (Joint Owners)	Date

[PLEASE SIGN WITHIN BOX]

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at [•]

FRONTIER FUNDS, INC.

FRONTIER MFG GLOBAL EQUITY FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SPECIAL MEETING OF SHAREHOLDERS AUGUST 30, 2018

The undersigned shareholder(s) of the Frontier MFG Global Equity Fund, a series of Frontier Funds, Inc. (the “Company”), hereby appoint(s) William D. Forsyth III and Elyce D. Dilworth, and each of them, as proxies for the undersigned, each with full power of substitution, to attend the Special Meeting of Shareholders of the Company (the “Meeting”) to be held at 10:00 a.m, local time, on August 30, 2018, at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062, for purposes of considering Proposals 1, 2 and 3, as well as any other business that may properly come before the Meeting or any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting.  The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Proxy Statement (the terms of which are incorporated by reference herein), dated July [  ], 2018, and revokes any proxy heretofore given with respect to such Meeting.

Your vote is important.  In order to be counted, your vote must be received by August 30, 2018.  The shares represented by this proxy will be voted as instructed.  Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal relating to the Fund with discretionary authority to vote upon such other business as may come before the Meeting or any adjournment(s) or postponement(s) thereof.

PLEASE SIGN ON THE REVERSE SIDE OF THIS CARD

PROXY TABULATOR	Please vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.
[Insert mailing address]
VOTE VIA THE INTERNET

1) Read the Proxy Statement and have this card at hand.
2) Log on to [•] and follow the on-screen instructions.
3) If you vote via the Internet, you do not need to mail this proxy card.

VOTE VIA THE TELEPHONE

1) Read the Proxy Statement and have this card at hand.
2) Call toll-free at [•] and follow the recorded instructions.
3) If you vote via the telephone, you do not need to mail this proxy card.

VOTE BY MAIL

1) Read the Proxy Statement.
2) Mark the appropriate box(es) on this proxy card.
3) Sign and date this proxy card.
4) Mail your completed proxy card in the enclosed envelope.

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

When this proxy is properly executed, the shares represented hereby will be voted as specified.  If no specification is made this proxy will be voted “FOR” the election of all of the nominees to the Board of Directors of Frontier Funds, Inc. and FOR the proposal set forth below.

This proxy is solicited by the Board of Directors of Frontier Funds, Inc., which unanimously recommends that you vote FOR each of the nominees for Director and FOR each other Proposal.  Please vote by checking the appropriate box.

PLEASE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

Vote on Directors	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominees(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
	☐	☐	☐

1. To elect four current Directors to the Board to serve until their successors are duly elected and qualify:

01) David L. Heald		03) James M. Snyder

02) Steven K. Norgaard		04) William D. Forsyth III

Vote on Proposals				For	Against	Abstain
2. To approve a new investment advisory agreement between Frontier Funds, Inc., on behalf of the Frontier MFG Global Plus Fund and Frontegra Asset Management, Inc. (“Frontegra”).				☐	☐	☐

3. To approve a new subadvisory agreement between Frontegra and Magellan Asset Management Limited doing business as MFG Asset Management.				☐	☐	☐

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET

Note:  Please sign exactly as name(s) appear above.  If shares are held in the name of joint owners each should sign.  If signing as an attorney-in-fact, executor, administrator, trustee, guardian or some other representative capacity you should so indicate and give your full title.  If the shareholder is a corporation or partnership, please sign in full corporate or partnership name by an authorized person.

Signature (and Title, if applicable)	Date		Signature (Joint Owners)	Date

[PLEASE SIGN WITHIN BOX]

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at [•]

FRONTIER FUNDS, INC.

FRONTIER MFG GLOBAL PLUS FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SPECIAL MEETING OF SHAREHOLDERS AUGUST 30, 2018

The undersigned shareholder(s) of the Frontier MFG Global Plus Fund, a series of Frontier Funds, Inc. (the “Company”), hereby appoint(s) William D. Forsyth III and Elyce D. Dilworth, and each of them, as proxies for the undersigned, each with full power of substitution, to attend the Special Meeting of Shareholders of the Company (the “Meeting”) to be held at 10:00 a.m, local time, on August 30, 2018, at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062, for purposes of considering Proposals 1, 2 and 3, as well as any other business that may properly come before the Meeting or any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting.  The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Proxy Statement (the terms of which are incorporated by reference herein), dated July [  ], 2018, and revokes any proxy heretofore given with respect to such Meeting.

Your vote is important.  In order to be counted, your vote must be received by August 30, 2018.  The shares represented by this proxy will be voted as instructed.  Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal relating to the Fund with discretionary authority to vote upon such other business as may come before the Meeting or any adjournment(s) or postponement(s) thereof.

PLEASE SIGN ON THE REVERSE SIDE OF THIS CARD

PROXY TABULATOR	Please vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.
[Insert mailing address]
VOTE VIA THE INTERNET

1) Read the Proxy Statement and have this card at hand.
2) Log on to [•] and follow the on-screen instructions.
3) If you vote via the Internet, you do not need to mail this proxy card.

VOTE VIA THE TELEPHONE

1) Read the Proxy Statement and have this card at hand.
2) Call toll-free at [•] and follow the recorded instructions.
3) If you vote via the telephone, you do not need to mail this proxy card.

VOTE BY MAIL

1) Read the Proxy Statement.
2) Mark the appropriate box(es) on this proxy card.
3) Sign and date this proxy card.
4) Mail your completed proxy card in the enclosed envelope.

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

When this proxy is properly executed, the shares represented hereby will be voted as specified.  If no specification is made this proxy will be voted “FOR” the election of all of the nominees to the Board of Directors of Frontier Funds, Inc. and FOR the proposal set forth below.

This proxy is solicited by the Board of Directors of Frontier Funds, Inc., which unanimously recommends that you vote FOR each of the nominees for Director and FOR each other Proposal.  Please vote by checking the appropriate box.

PLEASE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

Vote on Directors	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominees(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
	☐	☐	☐

1. To elect four current Directors to the Board to serve until their successors are duly elected and qualify:

01) David L. Heald		03) James M. Snyder

02) Steven K. Norgaard		04) William D. Forsyth III

Vote on Proposals				For	Against	Abstain
2. To approve a new investment advisory agreement between Frontier Funds, Inc., on behalf of the Frontier MFG Select Infrastructure Fund and Frontegra Asset Management, Inc. (“Frontegra”).				☐	☐	☐

3. To approve a new subadvisory agreement between Frontegra and Magellan Asset Management Limited doing business as MFG Asset Management.				☐	☐	☐

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET

Note:  Please sign exactly as name(s) appear above.  If shares are held in the name of joint owners each should sign.  If signing as an attorney-in-fact, executor, administrator, trustee, guardian or some other representative capacity you should so indicate and give your full title.  If the shareholder is a corporation or partnership, please sign in full corporate or partnership name by an authorized person.

Signature (and Title, if applicable)	Date		Signature (Joint Owners)	Date

[PLEASE SIGN WITHIN BOX]

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at [•]

FRONTIER FUNDS, INC.

FRONTIER MFG SELECT INFRASTRUCTURE FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SPECIAL MEETING OF SHAREHOLDERS AUGUST 30, 2018

The undersigned shareholder(s) of the Frontier MFG Select Infrastructure Fund, a series of Frontier Funds, Inc. (the “Company”), hereby appoint(s) William D. Forsyth III and Elyce D. Dilworth, and each of them, as proxies for the undersigned, each with full power of substitution, to attend the Special Meeting of Shareholders of the Company (the “Meeting”) to be held at 10:00 a.m, local time, on August 30, 2018, at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062, for purposes of considering Proposals 1, 2 and 3, as well as any other business that may properly come before the Meeting or any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting.  The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Proxy Statement (the terms of which are incorporated by reference herein), dated July [  ], 2018, and revokes any proxy heretofore given with respect to such Meeting.

Your vote is important.  In order to be counted, your vote must be received by August 30, 2018.  The shares represented by this proxy will be voted as instructed.  Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal relating to the Fund with discretionary authority to vote upon such other business as may come before the Meeting or any adjournment(s) or postponement(s) thereof.

PLEASE SIGN ON THE REVERSE SIDE OF THIS CARD